                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                      ADELPHIA COMMUNICATIONS CORPORATION
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                             COLIN H. HIGGIN, ESQ.
--------------------------------------------------------------------------------
                  (Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
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     was paid previously. Identify the previous filing by registration statement
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Note

                      ADELPHIA COMMUNICATIONS CORPORATION
                             One North Main Street
                        Coudersport, Pennsylvania 16915
                               ----------------

                    Notice of Annual Meeting of Stockholders
                          to be held on July 31, 2000
                               ----------------

To the Stockholders of
Adelphia Communications Corporation:

   The Annual Meeting of Stockholders of Adelphia Communications Corporation will be held at the Coudersport Theater, Main Street, Coudersport, Pennsylvania on Monday, July 31, 2000 at 10:00 a.m., for the following purposes:

  1. To elect one (1) Director by vote of the holders of Class A Common Stock voting as a separate class.

  2. To elect eight (8) Directors by vote of the holders of Class A Common Stock and Class B Common Stock, voting together.

  3. To consider and act upon such other matters as may properly come before the meeting.

   The Board of Directors has fixed the close of business on June 20, 2000 as the record date for determination of stockholders entitled to notice of and to vote at the Annual Meeting.

   IF YOU ARE UNABLE TO ATTEND THE MEETING AND YOU WISH TO VOTE YOUR STOCK, IT IS REQUESTED THAT YOU COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT AS PROMPTLY AS POSSIBLE IN THE ENCLOSED ENVELOPE.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          John J. Rigas
                                          Chairman and Chief Executive Officer

July 7, 2000

                      ADELPHIA COMMUNICATIONS CORPORATION
                             One North Main Street
                        Coudersport, Pennsylvania 16915

                               ----------------

                       PROXY STATEMENT FOR ANNUAL MEETING
                                OF STOCKHOLDERS

                                 July 31, 2000

                               ----------------

   This proxy statement is being furnished to the stockholders of Adelphia Communications Corporation, a Delaware corporation (the "Company"), in connection with the solicitation by the Board of Directors of the Company of proxies to be voted at the annual meeting of stockholders (the "Annual Meeting") scheduled to be held on Monday, July 31, 2000 at 10:00 a.m., at the Coudersport Theater, Main Street, Coudersport, Pennsylvania. The address of the principal executive offices of the Company is One North Main Street, Coudersport, Pennsylvania 16915, and the date this proxy statement was first mailed to stockholders was on or about July 7, 2000. A copy of the Annual Report to Stockholders for the year ended December 31, 1999 is being furnished with this proxy statement.

   Only stockholders of record as of the close of business on June 20, 2000 are entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. The outstanding common stock of the Company on that date consisted of 112,176,301 shares of Class A Common Stock, $.01 par value ("Class A Common Stock"), and 16,735,998 shares of Class B Common Stock, $.01 par value ("Class B Common Stock"). With respect to the matters described in this proxy statement, other than the election of the Class A director as described below, the holders of Class A Common Stock and of Class B Common Stock vote together as a single class, and each holder of Class A Common Stock is entitled to cast one (1) vote for each share of Class A Common Stock standing in their name on the books of the Company and each holder of Class B Common Stock is entitled to cast ten (10) votes for each share of Class B Common Stock standing in their name on the books of the Company. The presence, in person or by proxy, of holders of a majority of the votes of all outstanding shares of the Company's common stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. A majority of the votes of all outstanding shares of the Company's common stock entitled to vote and represented at the Annual Meeting is required for the adoption of the proposals described below, except that for proposal 1 a majority of the votes of all outstanding shares of Class A Common Stock entitled to vote and represented at the Annual Meeting is required.

   All shares represented by valid proxies received by the Company prior to the Annual Meeting will be voted at the Annual Meeting as specified in the proxy, unless such proxies previously have been revoked. If no specification is made, the shares will be voted FOR the election of each of the Board's nominees to the Board of Directors. Unless otherwise indicated by the stockholder, the proxy card also confers discretionary authority on the Board-appointed proxies to vote the shares represented by the proxy on any matter that is properly presented for action at the Annual Meeting. A stockholder giving a proxy has the power to revoke it any time prior to its exercise by delivering to the Secretary of the Company a written revocation or a duly executed proxy bearing a later date, or by attendance at the meeting and voting his shares in person.

   Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present. Abstentions will count as shares entitled to vote and represented at the Annual Meeting and not voting in favor of the proposals. Broker non-votes will not count as shares entitled to vote and represented at the Annual Meeting and will not be included in calculating the number of votes necessary for approval of the proposals described below.

                               PROPOSALS 1 AND 2

                             ELECTION OF DIRECTORS

Description of Board of Directors

   The Certificate of Incorporation of the Company provides for the Board of Directors to be elected as follows: a majority of the votes cast by the holders of Class A Common Stock, voting as a separate class, are entitled to elect one
(1) director; and a majority of the votes cast by the holders of Class A Common Stock and the holders of Class B Common Stock, voting together as a single class, are entitled to elect the remaining directors, with each share of Class A Common Stock entitled to one (1) vote and each share of Class B Common Stock entitled to ten (10) votes. Stockholders of the Company are not entitled to cumulate their votes in the election of directors.

   The Bylaws of the Company provide that the Board of Directors shall establish the number of directors, which shall not be less than five (5) nor more than twenty-five (25). The resolutions of the Board of Directors currently set the size of the Board at ten (10) directors, consisting of nine (9) active directors, nine (9) of whom are also nominees for director and one (1) vacancy. The vacancy was created as a result of the death of Perry S. Patterson, a director of Adelphia since September 9, 1986. Mr. Patterson passed away on May 8, 2000. The Board of Directors elected not to appoint Mr. Patterson's successor and the Nominating Committee has not selected an individual to fill that vacancy. The Board of Directors has set the size of the Board to be nine
(9) directors at the time of the Annual Meeting.

   Each director is to hold office until the next annual meeting of stockholders and until his successor is duly elected and qualified, subject to the right of the stockholders to remove any director as provided in the Bylaws. Any vacancy in the office of a director elected by the holders of Class A Common Stock voting as a separate class may be filled by such holders voting as a separate class, and any vacancy in the office of a director elected by the holders of Class A Common Stock and the holders of Class B Common Stock voting as a single class may be filled by such holders voting as a single class. In the absence of a stockholder vote, a vacancy in the office of a director elected by the holders of Class A Common Stock voting as a separate class or by the holders of Class A Common Stock and the holders of Class B Common Stock voting as a single class, as the case may be, may be filled by the remaining directors then in office, even if less than a quorum, or by the sole remaining director. Any director elected by the Board of Directors to fill a vacancy shall serve until the next annual meeting of stockholders and until his successor has been duly elected and qualified. If the Board of Directors increases the number of directors, any vacancy so created may be filled by the Board of Directors.

   The persons named as proxies in the enclosed form of proxy were selected by the Board of Directors and have advised the Board of Directors that, unless authority is withheld, they intend to vote the shares represented by them at the Annual Meeting for the election of Pete J. Metros, on behalf of the Class A Common Stockholders, and for the election of John J. Rigas, Michael J. Rigas, Timothy J. Rigas, James P. Rigas, Dennis P. Coyle, Leslie J. Gelber, Peter L. Venetis and Erland E. Kailbourne, on behalf of all of the common stockholders of the Company. All nominees except Mr. Coyle, Mr. Gelber, Mr. Kailbourne and Mr. Venetis were first elected or appointed as directors of the Company in 1986. Mr. Coyle was first elected as a director of the Company in 1995. Mr. Gelber, Mr. Venetis and Mr. Kailbourne were first elected in 1999.

   The Board of Directors knows of no reason why any nominee for director would be unable to serve as director. If at the time of the Annual Meeting any of the named nominees are unable or unwilling to serve as directors of the Company, the persons named in the proxy intend to vote for such substitutes as may be nominated by the Board of Directors.

   The following sets forth certain information concerning each nominee for election as a director of the Company. All of the current directors of the Company are nominees for reelection as directors.

Proposal 1--Nominee for Election by Holders of Class A Common Stock

Pete J. Metros
Age 60

   Pete J. Metros became a director of Adelphia on November 4, 1986. Mr. Metros has been President and a member of the Board of Directors of Rapistan Demag Corporation, a subsidiary of Mannesmann AG, since December 1991. From August 1987 to December 1991, he was President of Rapistan Corp., the predecessor of Rapistan Demag Corporation, and of Truck Products Corp., both of which were major subsidiaries of Lear Siegler Holdings Corp. From 1980 to August 1987, Mr. Metros was President of the Steam Turbine, Motor & Generator Division of Dresser-Rand Company. From 1964 to 1980, he held various positions at the General Electric Company, the last of which was Manager Manufacturing for the Large Gas Turbine Division. Mr. Metros is also on the Board of Directors of Adelphia Business Solutions, Inc. ("Adelphia Business Solutions") and Borroughs Corporation of Kalamazoo, Michigan. Mr. Metros received a BS degree from the Georgia Institute of Technology in 1962.

Proposal 2--Nominees for Election by Holders of Class A Common Stock and Class B Common Stock

John J. Rigas
Age 75

   John J. Rigas is the founder, Chairman, President and Chief Executive Officer of Adelphia and is President of its subsidiaries. He is also Chairman and a director of Adelphia Business Solutions. Mr. Rigas has served as President or general partner of most of the constituent entities which became wholly owned subsidiaries of Adelphia upon its formation in 1986, as well as the cable television operating companies acquired by the Company which were wholly or partially owned by members of the John J. Rigas family or entities controlled by them ("the Rigas Family"). Mr. Rigas has owned and operated cable television systems since 1952. Among business and community service activities, Mr. Rigas is Chairman of the Board of Directors of Citizens Bancorp., Inc., Coudersport, Pennsylvania, and a member of the Board of Directors of Charles Cole Memorial Hospital. He is a director of the National Cable Television Association and a past President of the Pennsylvania Cable Television Association. He is also a member of the Board of Directors of C-SPAN and the Cable Advertising Bureau, and is a Trustee of St. Bonaventure University. He graduated from Rensselaer Polytechnic Institute with a B.S. in Management Engineering in 1950.

   John J. Rigas is the father of Michael J. Rigas, Timothy J. Rigas and James
P. Rigas, each of whom currently serves as a director and executive officer of the Company, and is the father-in-law of Peter Venetis who also currently serves as a director of the Company.

Michael J. Rigas
Age 46

   Michael J. Rigas is Executive Vice President, Operations and Secretary of Adelphia and is a Vice President of its subsidiaries. He is also Vice Chairman, Secretary and a director of Adelphia Business Solutions. Since 1981, Mr. Rigas has served as a Senior Vice President, Vice President, general partner or other officer of the constituent entities which became wholly owned subsidiaries of Adelphia upon its formation in 1986, as well as the cable television operating companies acquired by the Company which were wholly or partially owned by members of the Rigas Family. From 1979 to 1981, he worked for Webster, Chamberlain & Bean, a Washington, D.C. law firm. Mr. Rigas graduated from Harvard University (magna cum laude) in 1976 and received his Juris Doctor degree from Harvard Law School in 1979.

Timothy J. Rigas
Age 44

   Timothy J. Rigas is Executive Vice President, Chief Financial Officer, Chief Accounting Officer and Treasurer of Adelphia and its subsidiaries. He is also Vice Chairman, Chief Financial Officer, Treasurer and a director of Adelphia Business Solutions. Since 1979, Mr. Rigas has served as Senior Vice President, Vice President, general partner or other officer of the constituent entities which became wholly owned subsidiaries of Adelphia upon its formation in 1986, as well as the cable television operating companies acquired by the Company which were wholly or partially owned by members of the Rigas Family. Mr. Rigas graduated from the University of Pennsylvania, Wharton School, with a B.S. degree in Economics (cum laude) in 1978.

James P. Rigas
Age 42

   James P. Rigas is Executive Vice President, Strategic Planning of Adelphia and is a Vice President of its subsidiaries. He also serves as Vice Chairman, President, Chief Executive Officer, Chief Operating Officer and a director of Adelphia Business Solutions. Since February 1986, Mr. Rigas has served as a Senior Vice President, Vice President or other officer of the constituent entities which became wholly owned subsidiaries of Adelphia upon its formation in 1986, as well as the cable television operating companies acquired by the Company which were wholly or partially owned by members of the Rigas Family. Among his business activities, Mr. Rigas is a member of the Board of Directors of Cable Labs. Mr. Rigas graduated from Harvard University (magna cum laude) in 1980 and received a Juris Doctor degree and an M.A. degree in Economics from Stanford University in 1984. From June 1984 to February 1986, he was a consultant with Bain & Co., a management consulting firm.

Dennis P. Coyle
Age 61

   Dennis P. Coyle became a director of the Company on September 26, 1995. Mr Coyle is General Counsel and Secretary of FPL Group, Inc. and Florida Power & Light Company. Mr. Coyle has held the positions of General Counsel of these companies since 1989 and Secretary since 1991. He is also a director of Florida Power & Light Company. Mr. Coyle graduated from Dartmouth College in 1960 and received his law degree from Columbia University in 1964.

Leslie J. Gelber
Age 44

   Leslie J. Gelber became a director of the Company on October 25, 1999. Mr. Gelber has been President and Chief Operating Officer of Caithness Corporation since January 1, 1999. Prior to this position, Mr. Gelber was President of Cogen Technologies, Inc. from July 1998 until December 1998. From 1993 until July 1998, Mr. Gelber was the President of ESI Energy, Inc., a former subsidiary of FPL Group, Inc. Prior to joining ESI, Mr. Gelber was the Director of Corporate Development for FPL Group and was Chairman of FPL Group's cable television subsidiary and President of its information services subsidiary. Mr. Gelber received a B.A. degree from Alfred University in 1977 and a Master's degree in business administration from the University of Miami in 1978.

Peter L. Venetis
Age 42

   Peter L. Venetis became a director of the Company on October 25, 1999. Mr. Venetis currently is a private investor. From 1992 until March 31, 2000, Mr. Venetis was the President and Chief Executive Officer of the

Atlantic Bank of New York. Prior to his position at Atlantic Bank, he was a Director in the Leveraged Finance Group at Salomon Brothers, Inc. in New York from 1986 to 1992. Mr. Venetis also serves as a member of Atlantic Bank's Board of Directors, as a member of the Board of Directors of Adelphia Business Solutions, as a member of the Board of Directors of NBG International and as a Trustee of the Churchill School and Center in Manhattan. Mr. Venetis graduated from Columbia University (cum laude) in 1979 and received his MBA in Finance and International Business from the Columbia University Graduate School of Business in 1981.

Erland E. Kailbourne
Age 58

   Erland E. Kailbourne became a director of the Company on October 25, 1999. Mr. Kailbourne is the retired Chairman and Chief Executive Officer of Fleet National Bank. He served with the Fleet organization or its predecessors for 37 years prior to his retirement on December 31, 1998. Mr. Kailbourne is currently Vice Chairman of the State University of New York Board of Trustees, Chairman of the Jon R. Oishei Foundation, a director of the New York ISO Utilities Board, a director of Albany International Corporation, Bush Industries, Inc. Jaran Aerospace Corporation, Rand Capital Corporation and Statewide Zone Capital Corporation and is a member of the Trooper Foundation. He is a past director of the New York Business Development Corporation, the Business Council of New York State, Inc., Fleet National Bank, Security New York State Corp., Fleet Trust Company, Robert Morris Associates, the Buffalo and Rochester Chambers of Commerce, the SUNY Albany Foundation, the SUNY Buffalo Foundation, WXXI-Public Television, WNED-Public Television, WMHT-Public Television and a member of the Advisory Board of Chautauqua Airlines. Mr. Kailbourne graduated with a degree in business administration from Alfred State College in 1961.

Audit, Compensation and Nominating Committees and Meetings of the Board of Directors

   The Board of Directors has a Compensation Committee, which as of December 31, 1999 consisted of Perry S. Patterson and Pete J. Metros. The Compensation Committee reviews and has authority to approve the compensation of the key officers and employees of the Company. The Compensation Committee met once during the year ended December 31, 1999. The Board of Directors also has an Audit Committee, which as of December 31, 1999 was comprised of Perry S. Patterson, Pete J. Metros and Timothy J. Rigas. The Audit Committee is responsible for monitoring the financial reporting of the Company on behalf of the Board of Directors and the investing public, the approval of the selection of the Company's independent auditors, the review of the scope and results of the annual audit and determining the objectivity and independence of the Company's auditors. The Audit Committee met once to review the Company's financial condition and results of operations for the year ended December 31, 1999. The Board of Directors also has a Nominating Committee, comprised of John
J. Rigas, Michael J. Rigas, Timothy J. Rigas and James P. Rigas, which is responsible for selecting the candidates to be nominated to the Board of Directors of the Company. The Nominating Committee met once during the year ended December 31, 1999. The Board of Directors met or acted by written consent in lieu of meeting 18 times during the year ended December 31, 1999. Each director attended at least 75% of the meetings of the Board of Directors and the respective committees of which each is a member.

Recommendation of the Board of Directors

   The Board of Directors of the Company recommends a vote FOR each of the nominees named above for election as directors.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

   The following table sets forth certain information regarding compensation paid by the Company for services rendered during the Company's twelve months ended December 31, 1999 and 1998, nine months ended December 31, 1998 and the fiscal year ended March 31, 1998 to the Company's Chief Executive Officer and the four most highly compensated executive officers whose compensation exceeded $100,000 in salary and bonus during the twelve months ended December 31, 1999:

Annual Compensation

                                                                      Long-Term
                                                                    Compensation
                                                                ---------------------
                                                Compensation($) Restricted Securities
                                                ---------------   Stock    Underlying  All Other
Name and Principal                                              Awards (d)  Options   Compensation
Position                    Period Ended (a)     Salary   Bonus    ($)      (d) (#)    (b)(c) ($)
------------------        --------------------- --------- ----- ---------- ---------- ------------
John J. Rigas...........  12 months ended 12/99 1,354,953   --  1,575,000   100,000     461,940
Chairman, President and   12 months ended 12/98 1,367,399   --         --        --     461,061
Chief Executive Officer    9 months ended 12/98 1,018,789   --         --        --     200,750
                           12 months ended 3/98 1,271,939   --         --        --     461,378


Michael J. Rigas........  12 months ended 12/99   223,856   --  1,575,000   100,000      10,950
Executive Vice
 President,               12 months ended 12/98   229,866   --         --        --      10,950
Operations and Secretary   9 months ended 12/98   171,484   --         --        --      10,950
                           12 months ended 3/98   213,011   --         --        --      10,950


Timothy J. Rigas........  12 months ended 12/99   223,856   --  1,575,000   100,000      10,950
Executive Vice
 President, Chief         12 months ended 12/98   229,866   --         --        --      10,950
Financial Officer, Chief   9 months ended 12/98   171,484   --         --        --      10,950
Accounting Officer and
 Treasurer                 12 months ended 3/98   213,089   --         --        --      10,950


James P. Rigas..........  12 months ended 12/99   223,856   --  1,575,000   100,000      11,669
Executive Vice
 President,               12 months ended 12/98   229,385   --         --        --      11,431
Strategic Planning         9 months ended 12/98   171,003   --         --        --      11,431
                           12 months ended 3/98   213,011   --         --        --      11,410


Daniel R. Milliard (e)..  12 months ended 12/99   235,364   --         --    81,250       5,340
Senior Vice President
 and                      12 months ended 12/98   238,191   --    760,500        --       5,340
Secretary                  9 months ended 12/98   176,438   --    760,500        --       5,340
                           12 months ended 3/98   229,810   --     27,000        --       5,340

--------
(a) On March 30, 1999, the Company changed its fiscal year end from March 31 to December 31. The twelve months ended December 31, 1998 includes three months of compensation from the fiscal year ended March 31, 1998.

(b) The twelve months ended December 31, 1999 and 1998, nine months ended December 31, 1998 and fiscal year ended March 31, 1998 amounts include:
     (i) life insurance premiums paid during each respective period by the Company under employment agreements with John J. Rigas, Michael J. Rigas, Timothy J. Rigas, James P. Rigas and Daniel R. Milliard, in premium payment amounts of $200,000, $10,200, $10,200, $10,919 and $4,590, respectively, during the twelve months ended December 31, 1999, $200,000, $10,200, $10,200, $10,681 and $4,590, respectively, during the nine and twelve months ended December 31, 1998, $200,000, $10,200, $10,200, $10,660 and $4,590, respectively, during the fiscal year ended March 31, 1998 on policies owned by the respective named executive officers; (ii) $216,270, $227,805, $0 and $230,746 for John J. Rigas which represents the dollar value of the benefit of the whole-life portion of the premiums paid by the Company during the twelve months ended December 31, 1999 and 1998, respectively, the nine months ended December 31, 1999 and the fiscal year ended March 31, 1998, respectively, pursuant to a split-dollar life insurance arrangement projected on an actuarial basis; (iii) $44,920, $32,506, $0 and $29,882 for John J. Rigas which represents payments by the Company during the twelve months ended December 31, 1999 and 1998, respectively, the nine months ended December 31, 1998 and the fiscal year ended March 31, 1998, respectively, pursuant to a split-dollar life insurance arrangement that is attributable to term life insurance coverage; and (iv) $750 in Company matching contributions for each executive officer under the Company's 401(k) savings plan for the twelve months ended December 31, 1999 and 1998, the nine months ended December 31, 1998 and the fiscal year ended March 31, 1998, respectively. The amounts shown above do not include transactions between the Company and certain executive officers or certain entities which are privately owned in whole or in part by the executive officers named in the table. See "Certain Transactions."

     In accordance with an agreement related to the split-dollar life insurance arrangement referred to above, the Company will be reimbursed for all premiums paid related to such arrangement upon the earlier of the death of both the insured and his spouse or termination of the insurance policies related to such arrangement.

(c) Does not include the value of certain non-cash compensation to each respective named individual which did not exceed the lesser of $50,000 or 10% of such individual's total annual salary shown in the table.

(d) The respective amounts set forth represent restrictive stock awards of Adelphia Business Solutions Class A common stock, and stock options to purchase Adelphia Business Solutions Class A common stock, which were granted to the named executive officers by Adelphia Business Solutions under its 1996 Long-Term Incentive Compensation Plan (the "1996 Plan").

(e) Mr. Milliard served in the indicated positions for Adelphia, and as President, Vice Chairman and Secretary of Adelphia Business Solutions pursuant to an employment agreement with Adelphia Business Solutions, until September 1999 when he resigned his positions with both companies. Amounts shown for Mr. Milliard represent amounts paid under his employment agreement, including (i) restricted stock bonus awards under the 1996 Plan of 58,500 and 58,500 shares of Adelphia Business Solutions Class A common stock which had a value of approximately $27,000 and $760,500 as of April 1, 1997 and April 1, 1998 (the dates of grant), respectively, and (ii) an option to purchase 81,250 shares of Adelphia Business Solutions Class A common stock granted April 1, 1999. The 117,000 restricted stock award shares are not subject to vesting and will fully participate in dividends and distributions.

   All of the executive officers are eligible to receive stock options or stock bonuses of Class A common stock under the Company's 1998 Long-Term Incentive Compensation Plan (the "1998 Plan"), to be awarded or granted at the discretion of the Plan Administrator (as defined therein), subject to certain limitations on the number of shares that may be awarded to each executive officer under the 1998 Plan. No awards were made to executive officers under the 1998 Plan during the twelve months ended December 31, 1999.

                       Option Grants in Last Fiscal Year

                                          Individual Grants
                       --------------------------------------------------------
                       Number of
                       Securities
                       Underlying % of Total                         Grant Date
                        Options     Options   Exercise or             Present
                       Granted(1) Granted in  Base Price  Expiration  Value(2)
Name                      (#)     Fiscal Year  ($/share)     Date       ($)
----                   ---------- ----------- ----------- ---------- ----------
John J. Rigas.........  100,000      16.7%       16.00     8/9/2009   809,000
Michael J. Rigas......  100,000      16.7%       16.00     8/9/2009   809,000
Timothy J. Rigas......  100,000      16.7%       16.00     8/9/2009   809,000
James P. Rigas........  100,000      16.7%       16.00     8/9/2009   809,000
Daniel R. Milliard....   81,250      13.6%      12.125    9/20/2000   891,313

--------
(1) All options granted were with respect to the Class A common stock of Adelphia Business Solutions, with an exercise price equal to the fair market value of such stock on the date of grant. These options, other than those for Mr. Millard, all vest in three equal, annual amounts on the third, fourth and fifth anniversaries of the date of grant.

(2) The grant date present value of each option was calculated using the Black-Scholes option pricing model using the following assumptions: expected dividend yield--0%; risk free interest rate--6.93%; and expected volatility--50%. The expected life used in the calculation of the Black-Scholes option pricing model for the options relating to John J. Rigas, Michael J. Rigas, Timothy J. Rigas, James P. Rigas and Daniel R. Milliard were as follows: 10 years, 10 years, 10 years, 10 years and 1.47 years, respectively.

                 Aggregate Option Exercises In Last Fiscal Year
                      and December 31, 1999 Option Values

                                                       Number of Securities  Value of Unexercised
                                                            Underlying           In-The-Money
                                                      Unexercised Options at      Options at
                                                        December 31, 1999     December 31, 1999
                         Shares Acquired    Value          Exercisable/          Exercisable/
Name                     on Exercise (#) Realized ($)  Unexercisable(#) (1)  Unexercisable($) (1)
----                     --------------- ------------ ---------------------- --------------------
John J. Rigas...........         0             0            0/100,000            0/3,200,000


Michael J. Rigas........         0             0            0/100,000            0/3,200,000


Timothy J. Rigas........         0             0            0/100,000            0/3,200,000


James P. Rigas..........         0             0            0/100,000            0/3,200,000


Daniel R. Milliard......         0             0             81,250/0            2,914,843/0

--------
(1) All options granted were with respect to the Class A common stock of Adelphia Business Solutions, with an exercise price equal to the fair market value of such stock on the date of grant. These options, other than those for Mr. Milliard, all vest in three equal, annual amounts on the third, fourth and fifth anniversaries of the date of grant.

Employment Contracts and Termination of Employment

   During the year ended December 31, 1999, each of the named executive officers (except for Mr. Milliard) had an employment agreement with the Company which is automatically renewable each year unless one party gives the other prior notice and which provides among other things for compensation review by the Compensation Committee, the insurance premium payments listed in note
(a)(i) to the Summary Compensation Table above, and benefits. In addition, under such employment agreements, upon termination of such employment for any reason other than "for cause," each of the executive officers will be entitled to receive severance pay equal to three months of his salary plus the amount of insurance premiums payable under such officer's employment agreement which, as of January 1, 2000, in the aggregate in the case of John J. Rigas would be approximately $334,137.

   The Company pays the annual premiums related to a split-dollar life insurance arrangement for joint and survivor life insurance coverage for John
J. Rigas and his spouse. Upon the earlier of the death of Mr. Rigas and the death of his spouse or the termination of the arrangement, the Company will recover all of the premiums previously paid by the Company. The compensation related to such arrangement is derived as described in notes (b)(ii) and (iii) to the Summary Compensation Table above.

   Mr. Milliard served as President and Vice Chairman of Adelphia Business Solutions. Mr. Milliard's employment agreement with Adelphia Business Solutions provided for base salary, annual cash bonuses based on achievement, stock options and stock bonuses, certain employee benefits and certain change-in-control and other provisions, and was set to expire on March 31, 2001. Mr. Milliard resigned as senior vice president and secretary of the Company and as president and secretary of Adelphia Business Solutions effective as of

September 20, 1999 although he continued to serve as a director of both companies until the 1999 annual stockholders meeting on October 25, 1999. Mr. Milliard will continue to receive payments under his employment agreement through March 31, 2001 at the rate of his base salary at the time of his resignation, which will total approximately $282,000 from January 1, 2000 through March 31, 2001, and under his employment agreement is to receive an option to purchase 81,250 shares of Adelphia Business Solutions Class A common stock at fair market value on April 1, 2000. Certain other matters under Mr. Milliard's employment agreement remain under discussion and negotiation by Mr. Milliard and Adelphia Business Solutions.

Board of Directors Compensation

   Directors who are not also employees of the Company each receive compensation from the Company for services as a director at a rate of $750 plus reimbursement of expenses for each Board of Directors and committee meeting attended. Directors who are employees of the Company do not receive any compensation for services as a director or as a member of a committee of the Board of Directors.

Audit Committee Charter

   On June 12, 2000, the Board of Directors of the Company adopted a written charter for the Audit Committee of the Board.

         REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

   The Compensation Committee of the Board of Directors addresses issues relating to the compensation of the Company's executive officers. During the year ended December 31, 1999, the Compensation Committee was composed of two independent, non-employee directors, Pete J. Metros and Perry S. Patterson. Currently the Compensation Committee consists only of Mr. Metros.

   The Compensation Committee recognizes that the compensation of executive officers should be established at levels which are consistent with the Company's objectives and achievements. However, no part of executive compensation is strictly tied to statistical operating performance criteria. Each of the executive officers of the Company, including the Chief Executive Officer, entered into an employment agreement with the Company in July of 1986, which fixed the initial annual base salary of each executive and provided the Compensation Committee with the ability to increase the base salary as the Compensation Committee deems appropriate to adequately reflect the scope and success of the Company's operations, as well as to reflect increases in the Consumer Price Index. The agreements also provide for bonus compensation in amounts to be determined by the Compensation Committee from time to time, and for certain de minimis fringe benefits. The agreements are renewable and have been renewed at the end of each year, except in the case of Mr. Milliard, whose agreement with the Company was terminated when he entered into a new employment agreement with Adelphia Business Solutions, a majority owned subsidiary of the Company of which Mr. Milliard was President, until his resignation from both companies in September 1999.

   With respect to compensation of executive officers other than the Chief Executive Officer (the "Principal Executives"), the Compensation Committee receives and accords significant weight to the input of the Chief Executive Officer. Based on a review of public filings by other publicly-held cable system operators and other independent compensation survey data, the Compensation Committee believes that the annual base salaries and bonuses of the Company's Principal Executives historically have been materially lower than the annual base salaries and bonuses paid to corresponding Principal Executives of most other publicly-held cable system operators and other telecommunications firms, and remain relatively constant compared to increases made in the annual base salaries of Principal Executives of such other corporations over the past five years. The Compensation Committee believes that the annual base salaries and overall compensation packages of the Principal Executives continue to be set materially lower than those paid to corresponding Principal Executives of other publicly-held cable system operators and telecommunications firms.

   The Compensation Committee has recognized the success of the Principal Executives in accomplishing the Company's various strategic objectives. During 1999, the Company made several significant and strategic acquisitions of existing cable systems and other telecommunications facilities resulting in increased operating efficiencies, increased cash flow and retaining the ability to compete in an increasingly consolidating industry. The Company has also continued to refinance its shorter-term debt at the level of the operating subsidiaries with longer-term fixed rate debt and new equity infusions at the parent Company level, and with new revolving credit facilities and public fixed rate debt at the subsidiary level. These actions extend the maturities of the Company's long-term debt and increase the Company's overall longer-term liquidity and flexibility to obtain financing, which in turn will assist the Company to meet the challenges of achieving growth while facing increased competition and regulation within the telecommunications industry. In addition, the Company has continued to develop and expand its other telecommunications product and service offerings, such as competitive local exchange services, residential telephone services, Internet and cable data services. The Company has also continued to focus its efforts on other methods of increasing cash flow and on providing superior customer service while realizing operating efficiencies and cost-savings. Based upon its evaluation of these and other relevant factors, the Compensation Committee is satisfied that the Principal Executives have contributed positively to the Company's long-term financial performance, and the Compensation Committee, in consultation with the Chief Executive Officer of the Company, has set compensation under the employment agreements accordingly.

   The annual base salary of John J. Rigas, the Chief Executive Officer, is determined by the Compensation Committee in accordance with Mr. Rigas's employment agreement. Over the past several years, the Compensation Committee has recognized Mr. Rigas's success in achieving the strategic objectives mentioned above with respect to the Principal Executives, and has also recognized Mr. Rigas's leadership and vision in formulating strategies for responding to the challenges of increased regulation and increasing competition, and for positioning the Company for growth in a regulated environment. Additionally, the Compensation Committee recognizes Mr. Rigas's crucial role in the Company's significant acquisitions. Based on compensation data for other companies, the Compensation Committee believes that Mr. Rigas's annual base salary and overall compensation package is lower than the compensation packages (including salary, bonus, options and deferred compensation) paid to chief executive officers of many other publicly-held cable system operators and other telecommunications firms.

   To date, the Company has not granted bonuses to its Chief Executive Officer or its Principal Executives (with the exclusion of the bonuses paid to Mr. Milliard by Adelphia Business Solutions), but may in its discretion grant bonuses from time to time as it deems appropriate. Stock option awards and restricted stock grants were separately awarded during 1999 to the Chief Executive Officer and the Principal Executives by the Compensation Committee for Adelphia Business Solutions, Inc.

                                            COMPENSATION COMMITTEE
                                            Pete J. Metros, Chairman

Compensation Committee Interlocks and Insider Participation

   As of December 31, 1999, Perry S. Patterson and Pete J. Metros served as members of the Compensation Committee of the Board of Directors. Neither Mr. Patterson nor Mr. Metros is or has been an officer or employee of the Company. Currently the Compensation Committee consists solely of Mr. Metros.

Stock Performance Graph

   The following graph compares the percentage change for the periods presented, in the cumulative total stockholder return on the weighted average of the Company's Class A Common Stock ("Adelphia Class A Common Stock") during the four years ended March 31, 1998, the nine months ended December 31, 1998 and the year ended December 31, 1999 with the cumulative total return on the Standard & Poor's 500 Stock Index, and with a selected peer group of four companies engaged in the cable communications industry (the "Peer Group"):
Cablevision Systems Corporation (Class A); Comcast Corporation (Class A); Charter Communications Inc.; and Cox Communications Inc. (Class A). The returns of each component issuer in the foregoing peer group have been weighted according to the respective issuer's market capitalization. The comparison assumes $100 was invested on March 31, 1994 in the Company's Class A common stock and in each of the foregoing indices, and also assumes reinvestment of dividends. The points marked on the horizontal axis correspond to March 31 of each year and December 31, 1998 and 1999.

                Comparison of 69 Month Cumulative Total Return*
                   Among Adelphia Communications Corporation,
                      The S&P 500 Index and a Peer Group**




                             [GRAPH APPEARS HERE]
                  COMPARISON OF FIVE YEAR CUMULATIVE RETURN
      AMONG ADELPHIA COMMUNICATIONS, PEER GROUP INDEX AND S&P 500 INDEX

Measurement period            Adelphia         Peer Group       S&P 500
(Fiscal year Covered)      Communications         Index          Index
Measurement PT_
  03/94                        $100.00           $100.00        $100.00

FYE 03/95                      $ 76.92           $ 91.58        $115.59
FYE 03/96                      $ 53.85           $115.08        $152.67
FYE 03/97                      $ 41.35           $103.55        $182.94
FYE 03/98                      $227.88           $226.92        $270.75
FYE 12/98                      $351.92           $370.03        $320.73
FYE 12/99                      $504.81           $535.20        $369.80


 * $100 invested on 3/31/94 in Stock of Index--including Reinvestment of Dividends.

** The peer group in the above stock performance graph differs from the peer group in the Company's 1999 proxy statement as a result of our acquisition of Century Communications Corp., and the acquisitions of TCA Cable TV, Inc. and Tele-Communications, Inc. by third parties. Due in large part to these acquisitions and other consolidation in the cable communications industry, the Company added Charter Communications Inc. and Cox Communications Inc. to the peer group in this proxy statement.

                              CERTAIN TRANSACTIONS

Management Services

   During the year ended December 31, 1999, the Company provided management services for certain cable television systems not owned by the Company, including managed partnerships ("Managed Partnerships") in which John J. Rigas, Michael J. Rigas, Timothy J. Rigas, James P. Rigas and Ellen K. Rigas had varied ownership interests. These services included supervision of technical and business operations, accounting, marketing, programming, purchasing, field engineering and other technical and administrative nonfield services. During this period, the Managed Partnerships paid the Company up to five percent of system revenues for such services. Other fees were charged by the Company to the Managed Partnerships during this period for goods and services including mark-ups on the Company's pay programming, placement fees associated with pending acquisitions, and other goods and services. In addition, the Managed Partnerships charged the Company for system and corporate costs during this period. The net fees and expenses charged by the Company to Managed Partnerships amounted to $5,136,000 for the year ended December 31, 1999. In addition, the Company paid $11,227,000 to other entities owned by members of the Rigas family, primarily for property, plant and equipment.

Loans to and from Affiliates

   Certain loans to and from the Company by or to affiliates as of December 31, 1999 are summarized below. Interest is charged on such loans to affiliates at rates which ranged from 9.00% to 11.31% for the year ended December 31, 1999.

   Total interest income on loans to managed affiliates aggregated $10,781,000 for the year ended December 31, 1999.

   Net receivables due from the Managed Partnerships for advances made by the Company for the construction and acquisition of cable television systems and for working capital purposes, including accrued interest thereon, were $144,217,000 at December 31, 1999.

   During the year ended December 31, 1999 the Company made net advances of $5,042,000 to Dorellenic. At December 31, 1999, net receivables from Dorellenic (including accrued interest) were $34,360,000. Amounts advanced to Dorellenic were primarily used for working capital purposes.

   During fiscal 1990 and 1991, the Company loaned an aggregate $255,000 to Daniel R. Milliard, a former officer and director, and an unaffiliated third party, pursuant to several revolving term and term notes, for capital expenditures and working capital purposes. As of December 31, 1999, the outstanding amount of these loans was $152,500 including accrued interest.

   On an end-of-quarter basis, the largest aggregate amount of net outstanding loans and advances receivable from affiliates (directors, executive officers and five-percent shareholders) or entities they control, including John J. Rigas, Michael J. Rigas, Timothy J. Rigas, James P. Rigas, Ellen K. Rigas, Dorellenic and/or the Managed Partnerships during the year ended December 31, 1999 was $178,577,000. No related party advances are collateralized.

   As of December 31, 1999, the Company had capital funding notes with Niagara Frontier Hockey, L.P. ("NFHLP") of approximately $47,533,000. These amounts represent advances to NFHLP plus accrued return of 14.0%. The return on these capital funding notes amounted to approximately $3,800,000 for the year ended December 31, 1999. The Rigas family is an affiliate of NFHLP and has entered into an agreement to acquire all the voting interests of NFHLP.

Co-Borrowing Agreements

   On March 29, 1996, a subsidiary of the Company entered into a $200,000,000 loan agreement with a Managed Partnership and an Olympus subsidiary, as co-borrowers, which agreement remained in effect during the year ended December 31, 1999.

   On May 6, 1999, certain subsidiaries and affiliates of Adelphia and Olympus, including Hilton Head Communications, L.P., a Rigas family partnership, closed on an $850,000,000 credit facility with several banks. The credit facility consists of a $600,000,000 8 1/2 year reducing revolving credit loan and a $250,000,000 9 year term loan, and remained in effect during the year ended December 31, 1999.

Business Opportunities

   The Company's executive officers are parties to a Business Opportunity Agreement, dated July 1, 1986 (the "Business Opportunity Agreement"), under which they have agreed not to acquire an interest (except that such persons may, individually for their own account, engage in regular portfolio trading of publicly traded securities of companies in the cable television industry) in any cable television system except: cable television systems which they or their affiliates (excluding the Company) owned, in whole or in part, operated or had agreed to acquire as of July 1, 1986; any expansions of such systems within the same county or an adjacent county (except for systems which are also contiguous to Company-owned systems); and systems which the Company elects not to acquire under its right of first refusal described below and any expansions of such systems within the same county or an adjacent county (except for systems which are also contiguous to Company-owned systems). Otherwise, the executive officers will first offer to the Company the opportunity to acquire or invest in any cable television system or franchise therefor or interest therein that is offered or available to them. If a majority of the Company's Board of Directors, including a majority of the independent directors, rejects such offer, the executive officers may acquire or invest in all of such cable television systems or franchises therefor or interest therein or with others on terms no more favorable to them than those offered to the Company.

   The Company's executive officers may from time to time evaluate and, subject to the Company's rights and covenants in the Company's loan agreements and indentures, may acquire cable television systems or interests therein for their own accounts separately or along with the Company and/or other joint venture parties.

   Except for the limitations on the ownership of cable television systems as described herein, the executive officers of Adelphia and their affiliates are not subject to limitations with respect to their other business activities and may engage in other businesses related to cable television or other telecommunications media. The executive officers will devote as much of their time to the business of the Company as is reasonably required to fulfill the duties of their offices.

   In the event that any executive officer (or his affiliate) decides to offer for sale (other than to another executive officer or his or another executive officer's family member, trust or family controlled entity) for his account, his ownership interest in any cable television system or franchise, he or it will (subject to the rights of third parties existing at such time) first offer such interests to the Company. Such selling person or entity has a unilateral option to elect to require that, if the Company accepts such offer, up to one half of the consideration for his or its interest would consist of shares of Class B common stock, which shares will be valued at the prevailing market price of the Class A common stock, and the remainder would consist of shares of Class A common stock and/or cash. If a majority of the Company's independent directors rejects such offer, the executive officer (or his affiliate) may sell such interest to third parties on terms no more favorable to such third parties than those offered to the Company.

Registration Rights, Stock Purchase and Other Matters

   Pursuant to a Registration Rights Agreement, as amended, between the Company and the holders of Class B common stock, John J. Rigas has the right, subject to certain limitations, to require the Company to register shares of the Company's common stock owned by him for sale to the public and pay the expenses

(except for Mr. Rigas' counsel fees) of such registration on five occasions selected by him (subject to certain limitations intended to prevent undue interference with the Company's ability to distribute its securities) during a fourteen-year period which began in December 1986. The other holders of Class B common stock have the right to participate, at the option of John J. Rigas, as selling stockholders in any such registration initiated by John J. Rigas. The holders of Class B common stock also have unlimited rights to participate as selling stockholders in any registered public offering initiated by the Company and require the Company to pay their expenses (except counsel fees). Such rights of participation are subject to limitation at the discretion of the managing underwriter of such offering.

   In addition, substantially all of the Class A common stock and Series C Cumulative Convertible preferred stock owned by the Rigas family or entities they own or control has been registered by the Company on shelf registration statements which remain in effect.

   On January 14, 1999, Adelphia completed offerings totaling 8,600,000 shares of Class A common stock. In those offerings, Adelphia sold 4,600,000 newly issued shares, including an overallotment option for 600,000 shares, to Goldman, Sachs & Co. at $43.25 per share and it also sold 4,000,000 shares at $43.25 per share to Highland Holdings II, an entity controlled by members of the Rigas family.

   On January 29, 1999, Adelphia purchased from Telesat Cablevision, Inc., ("Telesat") a subsidiary of FPL Group, Inc., shares of Adelphia stock owned by Telesat for a price of $149,213,000. In the transaction, Adelphia purchased 1,091,524 shares of its Class A common stock and 20,000 shares of its Series C Cumulative convertible preferred stock which are convertible into an additional 2,358,490 shares of Class A common stock. These shares represent 3,450,014 shares of Class A common stock on a fully converted basis. On October 1, 1999, the redemption of Telesat's interests in Olympus Communications, L.P. was completed. The redemption was made for non-cash assets of Olympus of approximately $100,000,000 pursuant to a January 1999 redemption agreement. Prior to these transactions, Mr. Dennis Coyle was the nominee of Telesat to Adelphia's Board of Directors.

   On March 2, 1999, Adelphia Business Solutions issued $300,000,000 of 12% Senior Subordinated Notes due 2007. Highland Holdings, an entity controlled by members of the Rigas family, purchased $100,000,000 of the $300,000,000 of Senior Subordinated Notes directly from Adelphia Business Solutions at a price equal to the aggregate principal amount less the discount to the initial purchasers of the other $200,000,000 of Senior Subordinated Notes.

   On April 9, 1999, Adelphia entered into a stock purchase agreement with Highland Holdings in which Adelphia agreed to sell to Highland Holdings, and Highland Holdings agreed to purchase $375,000,000 of Adelphia Class B common stock. The purchase price per share for the Class B common stock was equal to $60.76 (the public offering price in Adelphia's April 28, 1999 public offering, less the underwriting discount), plus an interest factor. This transaction closed on January 21, 2000. In addition, the Rigas family waived their rights under the Business Opportunity Agreement to acquire certain basic subscribers in the Philadelphia area in connection with Adelphia's acquisition, on October 1, 1999, of the cable television systems owned by Harron Communications Corp.

   On October 1, 1999, Adelphia entered into a stock purchase agreement with Highland Holdings in which Adelphia agreed to sell to Highland Holdings and Highland Holdings agreed to purchase $137,500,000 of Adelphia's Class B common stock. The purchase price for the Class B common stock will be $55.00 per share, which is equal to the public offering price less the underwriting discount in the October 6, 1999 public offering of Class A common stock, plus an interest factor. Closing under this stock purchase agreement is to occur by July 2, 2000 as determined by Highland Holdings at its discretion.

   The Company and Adelphia Business Solutions and members of or entities controlled by the Rigas family have entered into various registration rights agreements regarding the common stock and Senior Subordinated Notes owned by the Rigas family.

   From time to time, the Company makes announcements regarding proposed transactions that may involve affiliates of the Company. No assurance can be given that these transactions will be consummated.

Section 16(a) Beneficial Ownership Reporting Compliance

   Section 16(a) of the Securities Exchange Act requires the Company's directors, executive officers and persons who beneficially own more than ten percent of a class of the Company's registered equity securities to file with the Securities and Exchange Commission and deliver to the Company initial reports of ownership and reports of changes in ownership of such registered equity securities.

   To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company or written representations that no other reports were required, the Company's directors, executive officers and more than ten percent stockholders filed on a timely basis all reports due under
Section 16(a) for the year ended December 31, 1999, except that an initial report of ownership was filed late by Mr. Gelber, Mr. Kailbourne and Mr. Venetis, and one report was filed late by Mr. Patterson.

                             PRINCIPAL STOCKHOLDERS

   The following table sets forth, based on information available to the Company as of June 20, 2000, certain information with respect to the beneficial ownership of Class A common stock and Class B common stock by each director or nominee for director, all executive officers and directors of Adelphia as a group, and each person known to Adelphia to own beneficially more than 5% of either class of common stock, based on 112,176,301 shares of Class A common stock and 16,735,998 shares of Class B common stock outstanding, respectively, as of such date. Unless otherwise noted, each of the stockholders in the table has sole voting and investment power. The business address of each 5% beneficial owner named below, unless otherwise noted, is One North Main Street, Coudersport, Pennsylvania 16915.

                            Shares of        Percent of Shares of     Percent of
                             Class A          Class A    Class B       Class B
                              Common           Common     Common        Common
                              Stock            Stock      Stock         Stock
                            ----------       ---------- ----------    ----------
John J. Rigas.............            (a)           (b) 11,818,658(c)    70.6%
Michael J. Rigas..........            (a)           (b)  7,633,442(c)    45.6%
Timothy J. Rigas..........            (a)           (b)  7,633,442(c)    45.6%
James P. Rigas............            (a)           (b)  7,069,106(c)    42.2%
Pete J. Metros............         500              (d)         --         --
Dennis P. Coyle...........       1,000              (d)         --         --
Leslie J. Gelber..........       3,000              (d)         --         --
Erland E. Kailbourne......         500              (d)         --         --
Peter L. Venetis (e)......            (e)           (e)  6,163,760(c)    36.8%
All executive officers and
 directors as a group
  (nine persons)..........  41,705,579(a)(c)        (b) 16,735,998(c)   100.0%
Ellen K. Rigas............            (f)           (g)  6,163,760(c)    36.8%
Doris Holdings, L.P. (h)..   2,398,151           2.1%           --         --
Highland Holdings II (i)..   4,000,000           3.6%           --         --
Highland Communications,
 L.L.C. (i)...............   9,056,268           8.1%           --         --
Highland Preferred
 Communications, L.L.C.
 (i)......................   9,433,962           7.7%           --         --
Highland Holdings (i).....  18,490,230          15.2%           --         --
Highland 2000, L.P........            (j)           (j)  5,901,522(c)    35.3%
Leonard Tow...............  26,169,467(k)       23.3%           --         --
 50 Locust Avenue
 New Canaan, CT 06840
Claire L. Tow.............  26,169,467(1)       23.3%           --         --
 50 Locust Avenue
 New Canaan, CT 06840
David Z. Rosensweig.......  21,021,298(m)       18.7%           --         --
 162 Brite Avenue
 Scarsdale, NY 10583

--------
(a) The holders of Class B common stock are deemed to be beneficial owners of an equal number of shares of Class A common stock because Class B common stock is convertible into Class A common stock on a one-to-one basis. See note (c) below. In addition, the following persons own or have the power to direct the voting of shares of Class A common stock in the following amounts: John J. Rigas, 431,800 shares--71,700 shares directly and 360,100 shares through Doris Holdings, L.P. ("Doris"); Michael J. Rigas, 193,500 shares--200 shares directly and 193,300 shares through Doris; Timothy J. Rigas, 193,500 shares--200 shares directly and 193,300 shares through Doris; James P. Rigas, 193,300 shares through Doris. John J. Rigas shares voting power with his spouse with respect to 106,300 of such shares held through Doris. Each of John J. Rigas, Michael J. Rigas, Timothy J. Rigas and James P. Rigas also shares voting and dispositive power with respect to the 5,901,522 shares of Class B common stock owned by Highland

     2000, L.P., the 18,490,230 shares of Class A common beneficially owned by Highland Holdings and subsidiaries ("Highland"), the 4,000,000 shares of Class A common held by Highland Holdings II ("Highland II") and the other 1,458,151 shares of Class A common held by Doris. See notes (h) and (i).

(b) After giving effect to the conversion solely by each individual holder of all of his Class B common stock into Class A common stock and including all shares of Class A common stock, and the conversion into Class A common stock of Series C Cumulative Convertible Preferred Stock, currently held by such individual holder or over which such individual holder has or shares voting or investment power as disclosed in notes (a) above or (h) and (i) below, the percentage of Class A common stock owned by John J. Rigas, Michael J. Rigas, Timothy J. Rigas and James P. Rigas would be 27.6%, 25.3%, 25.3% and 24.8%, respectively. Further, after giving effect to an additional 4,919,340 shares of Class A common stock of which John J. Rigas has the right to direct the voting in the election of directors pursuant to a Class B Stockholders Agreement (and assuming the parties to such agreement converted their Class B common stock into Class A common stock), as to all of which additional shares John J. Rigas disclaims beneficial ownership, the percentage of Class A common stock owned by John
     J. Rigas would be 30.1%.

(c) The respective amounts shown include 97,949 of the same shares of Class B common stock which are owned of record by Dorellenic, a general partnership in which the five named individual Rigas family members are general partners and 5,901,522 of the same shares of Class B common stock which are owned by Highland 2000, L.P., a limited partnership in which the five named individual Rigas family members are limited partners, and such shares are only included once for "all executive officers and directors as a group." The named Rigas individuals have shared voting and investment power with respect to these shares. The shares of Class B common stock shown for Peter L. Venetis represent the shares beneficially owned by his wife, Ellen K. Rigas. The amounts shown do not include any of the 2,500,000 shares of Class B common stock that Highland has agreed to purchase from Adelphia on or before July 2, 2000, pursuant to an agreement between Adelphia and Highland dated October 1, 1999.

(d)  Less than 1%.

(e) Peter L. Venetis is the husband of Ellen K. Rigas. As a result, he is deemed to beneficially own indirectly the shares beneficially owned by Ellen K. Rigas. Based upon 2,500 shares of Class A common stock owned directly by Mr. Venetis and the shares of Class A common stock owned or deemed to be owned beneficially by Ellen K. Rigas, the percentage of Class A common stock owned or deemed to be beneficially owned by Mr. Venetis would be 22.4%. See notes (c), (f), (g) and (i).

(f) As a holder of Class B common stock, Ellen K. Rigas is deemed to be the beneficial owner of an equal number of shares of Class A common stock because Class B common stock is convertible into Class A common stock on a one-to-one basis. In addition, Ellen K. Rigas owns 1,600 shares of Class A common stock directly and shares voting and investment power with respect to 18,490,230 shares of Class A common stock held by Highland and 4,000,000 shares of Class A common stock held by Highland II. See also notes (c) and (i). Ellen K. Rigas is the daughter of John J. Rigas.

(g) After giving effect to the conversion of all of Ellen K. Rigas' Class B common stock into shares of Class A common stock and including all shares of Class A common stock, and the conversion into Class A common stock of Series C Cumulative Convertible Preferred Stock held by Ellen K. Rigas or over which Ellen K. Rigas has or shares voting or investment power as discussed in note (i) below, the percentage of Class A common stock owned by Ellen K. Rigas would be 22.4%.

(h) Doris and Eleni Acquisition, Inc., the general partner of Doris, are affiliates of John J. Rigas, Michael J. Rigas, Timothy J. Rigas and James
     P. Rigas, each of whom has shared voting and investment power with respect to the shares held by Doris. In addition, through irrevocable proxies, each of the above-named individuals shares with Doris the power to vote or direct the vote of such number of shares of Class A common stock held as is described in note (a).

(i) Each of Highland and Highland II is a general partnership, the general partners of which are John J. Rigas, Michael J. Rigas, Timothy J. Rigas, James P. Rigas and Ellen K. Rigas. These Rigas family members may be deemed to share voting and investment power with respect to the shares held by Highland's wholly owned subsidiaries, Highland Communications, L.L.C. and Highland Preferred Communications, L.L.C., and also with respect to the shares held by Highland II. The amount shown for Highland Preferred Communications, L.L.C. includes, and the percentage shown reflects, 9,433,962 shares of Class A common stock into which the 80,000 shares of Adelphia's Series C Cumulative Convertible preferred stock held by Highland Preferred Communications, L.L.C. is convertible. The amount shown for Highland Communications, L.L.C. includes 9,006,268 shares of Class A common stock held directly by it and 50,000 shares of Class A common stock held by Bucktail Broadcasting Corporation, another subsidiary of Highland.

(j) After giving effect to the conversion of all of Highland 2000, L.P.'s Class B common stock into shares of Class A common stock, the percentage of Class A common stock owned by Highland 2000, L.P. would be 5.0%.

(k) Includes 6,328,804 shares as to which Mr. Tow has sole voting and investment power. Also includes 19,729,016 shares held by trusts and foundations (17,307,308 of which are held by the Claire Tow Trust, 50 Locust Avenue, New Canaan, CT 06840) as to which he shares voting and investment power with his wife, Claire L. Tow, and David Z. Rosensweig. Also includes 111,647 shares described in note (l) as to which Mrs. Tow has sole voting and investment power, as to which shares Mr. Tow disclaims beneficial ownership.

(l) Includes 111,647 shares as to which Mrs. Tow has sole voting and investment power, comprised of 111,647 shares of which she is the record and beneficial owner. Also includes the 19,729,016 shares described in note (k) as to which she shares voting and investment power with Mr. Tow and Mr. Rosensweig. Also includes the 6,328,804 shares described in note
     (k) as to which Mr. Tow has sole voting and investment power, as to which shares Mrs. Tow disclaims beneficial ownership.

(m) Includes 15,000 shares as to which Mr. Rosensweig has sole voting and investment power. Also includes the 19,729,016 shares described in note
     (k) as to which he shares voting and investment power with Mr. and Mrs. Tow and 1,277,282 shares held in trust over which he is the sole trustee, as to all of which shares he disclaims beneficial ownership.

   John J. Rigas, Michael J. Rigas, Timothy J. Rigas, James P. Rigas, Ellen K. Rigas, Dorellenic and the Company are parties to a Class B Stockholders Agreement providing that such stockholders shall vote their shares of common stock for the election of directors designated by a majority of voting power (as defined in the Agreement) of the shares of common stock held by them. The Class B Stockholders Agreement also provides that, in the absence of the consent of the holders of a majority of the voting power of the shares of common stock owned by the parties to the Agreement, (i) none of the stockholder parties may sell, assign or transfer all or any part of their shares of common stock in a public sale (as defined in the Agreement) without first offering the shares to the other parties to the Agreement and (ii) no stockholder party may accept a bona fide offer from a third party to purchase shares of such stockholder without first offering the shares to the Company and then to the other parties to the Class B Stockholders Agreement. In addition, each party has certain rights to acquire the shares of common stock of the others under certain conditions.

      ANNUAL REPORT ON FORM 10-K TO THE SECURITIES AND EXCHANGE COMMISSION

   A COPY OF THE ANNUAL REPORT ON FORM 10-K (EXCLUDING EXHIBITS) OF THE COMPANY FOR THE PERIOD FROM JANUARY 1, 1999 TO DECEMBER 31, 1999, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WILL BE FURNISHED FREE OF CHARGE, UPON WRITTEN REQUEST, TO STOCKHOLDERS WHO HAVE NOT PREVIOUSLY RECEIVED A COPY FROM THE COMPANY. WRITTEN REQUESTS MAY BE DIRECTED TO THE SECRETARY, ADELPHIA COMMUNICATIONS CORPORATION, ONE NORTH MAIN STREET, COUDERSPORT, PENNSYLVANIA 16915.

                                 OTHER MATTERS

   The Company knows of no other matters to be presented for action at the Annual Meeting. If any other matters should properly come before the Annual Meeting, however, it is intended that votes will be cast pursuant to the proxy in respect thereto in accordance with the best judgment of the persons acting as proxies.

   The Company will pay the expense in connection with the printing, assembling and mailing to the holders of capital stock of the Company the notice of meeting, this proxy statement and the accompanying form of proxy. In addition to the use of the mails, proxies may be solicited by directors, officers or regular employees of the Company personally or by telephone or telegraph. The Company may request the persons holding stock in their names, or in the names of their nominees, to send proxy material to and obtain proxies from their principals, and will reimburse such persons for their expense in so doing.

   The Company's certified public accountants during the year ended December 31, 1999 were, and for fiscal 2000 will be, Deloitte & Touche LLP. Such accountants are not expected to attend the Annual Meeting.

Stockholder Proposals

   Proposals of stockholders submitted for consideration at the 2001 Annual Meeting must be received by the Company no later than March 9, 2001, in order to be considered for inclusion in the Company's proxy materials for that meeting. Such proposals must also comply with the requirements set forth in the rules and regulations of the Securities and Exchange Commission in order to be eligible for inclusion in the 2001 Annual Meeting proxy materials. Similarly, under the Company's Amended and Restated By-laws, stockholders who wish to make a proposal at the 2001 Annual Meeting other than by inclusion in the Company's proxy materials, must also notify the Company of the matter no later than March 9, 2001. Notwithstanding the fact that the Company may at its discretion exclude any untimely proposal that is not submitted or presented by March 9, 2001, if a stockholder submits or presents a proposal after March 9, 2001 and that proposal is accepted by the Company, then the proxies that management solicits for the meeting will have discretionary authority to vote on the stockholder's proposal if the proposal is otherwise properly brought before the meeting. Any stockholder wishing to submit a proposal at the 2001 Annual Meeting must also comply with the other provisions of the Company's Amended and Restated By-laws. A copy of the applicable provisions of its Amended and Restated By-laws can be obtained by writing to the Secretary of the Company.

                                   APPENDIX A

                               TABLE OF CONTENTS

Selected Financial Data...................................................  A-2
  Management's Discussion and Analysis of Financial Condition and Results
   of Operations..........................................................  A-5
  Quantitative and Qualitative Disclosure About Market Risk............... A-21
  Financial Statements and Supplementary Data............................. A-22
  Independent Auditors' Report............................................ A-23
  Adelphia Communications Corporation and Subsidiaries Consolidated
   Balance Sheets......................................................... A-24
  Adelphia Communications Corporation and Subsidiaries Consolidated
   Statements of Operations............................................... A-25
  Adelphia Communications Corporation and Subsidiaries Consolidated
   Statements of Convertible Preferred Stock, Common Stock and Other
   Stockholders' Equity (Deficiency)...................................... A-26
  Adelphia Communications Corporation and Subsidiaries Consolidated
   Statements of Cash Flows............................................... A-28
  Adelphia Communications Corporation and Subsidiaries Notes to
   Consolidated Financial Statements...................................... A-29

                            SELECTED FINANCIAL DATA
                (Dollars in thousands, except per share amounts)

   The selected consolidated financial data as of and for each of the three years in the period ended March 31, 1998, the nine months ended December 31, 1998 and the year ended December 31, 1999 have been derived from the audited consolidated financial statements of Adelphia Communications Corporation and subsidiaries ("Adelphia" or the "Company"). The selected consolidated financial data for the twelve months ended December 31, 1998 have been derived from unaudited condensed consolidated financial statements of the Company not included herein; however, in the opinion of management, such data reflect all adjustments (consisting only of normal and recurring adjustments) necessary to fairly present the data for such period. This data should be read in conjunction with the consolidated financial statements and related notes thereto as of December 31, 1998 and 1999 and the year ended March 31, 1998, the nine months ended December 31, 1998 and the year ended December 31, 1999 and "Management's Discussion and Analysis of Financial Condition and Results of Operations" included elsewhere in this proxy statement. The statement of operations data with respect to fiscal years ended March 31, 1996 and 1997, and the balance sheet data at March 31, 1996, 1997 and 1998, have been derived from audited consolidated financial statements of the Company not included herein.

                                                           Nine Months
                                                              Ended           Year Ended
                              Year Ended March 31,         December 31,      December 31,
                          -------------------------------  ------------ ----------------------
                            1996       1997       1998         1998        1998        1999
                          ---------  ---------  ---------  ------------ ----------- ----------
                                                                        (unaudited)
Revenues................  $ 403,597  $ 472,778  $ 524,889   $ 496,014    $ 630,999  $1,287,968
Direct operating and
 programming expense....    124,116    148,982    167,288     167,963      213,327     432,612
Selling, general and
 administrative
 expense................     68,357     81,763     95,731     107,249      132,895     340,579
Depreciation and
 amortization expenses..    111,031    124,066    145,041     140,823      181,294     370,836
Merger and integration
 costs..................         --         --         --          --           --       4,736
Rate regulation charge..      5,300         --         --          --           --          --
                          ---------  ---------  ---------   ---------    ---------  ----------
Operating income........     94,793    117,967    116,829      79,979      103,483     139,205
                          ---------  ---------  ---------   ---------    ---------  ----------
Priority investment
 income from Olympus....     28,852     42,086     47,765      36,000       48,000      36,000
Cash interest expense--
 net....................   (183,780)  (190,965)  (206,124)   (156,789)    (205,554)   (307,517)
Noncash interest
 expense................    (16,288)   (41,360)   (37,430)    (23,663)     (31,112)    (52,068)
Equity in loss of joint
 ventures...............    (46,257)   (59,169)   (79,056)    (58,471)     (78,193)    (68,376)
Adelphia Business
 Solutions preferred
 stock dividends........         --         --    (12,682)    (21,536)     (28,230)    (32,173)
Minority interest in net
 losses of
 subsidiaries...........         --         --         --      25,772       25,772      38,699
Other...................         --     12,151      2,538       1,113        2,633       1,865
                          ---------  ---------  ---------   ---------    ---------  ----------
Loss before income taxes
 and extraordinary
 loss...................   (122,680)  (119,290)  (168,160)   (117,595)    (163,201)   (244,365)
Income tax benefit......      2,786        358      5,606       6,802       12,967      14,493
                          ---------  ---------  ---------   ---------    ---------  ----------
Loss before
 extraordinary loss.....   (119,894)  (118,932)  (162,554)   (110,793)    (150,234)   (229,872)
Extraordinary loss on
 early retirement of
 debt...................         --    (11,710)   (11,325)     (4,337)      (4,337)    (10,658)
                          ---------  ---------  ---------   ---------    ---------  ----------
Net loss................   (119,894)  (130,642)  (173,879)   (115,130)    (154,571)   (240,530)
Dividend requirements
 applicable to
 preferred stock........         --         --    (18,850)    (20,718)     (27,570)    (41,963)
                          ---------  ---------  ---------   ---------    ---------  ----------
Net loss applicable to
 common stockholders....  $(119,894) $(130,642) $(192,729)  $(135,848)   $(182,141) $ (282,493)
                          =========  =========  =========   =========    =========  ==========
Basic and diluted loss
 per weighted average
 share of common stock
 before extraordinary
 loss...................  $   (4.56) $   (4.50) $   (6.07)  $   (3.63)   $   (5.10) $    (3.73)
Basic and diluted net
 loss per weighted
 average share of common
 stock..................      (4.56)     (4.94)     (6.45)      (3.75)       (5.23)      (3.88)
Cash dividends declared
 per common share.......         --         --         --          --           --          --

Business Segment Information:

   As more fully described in the Company's Annual Report on Form 10-K, Adelphia operates primarily in two operating segments within the telecommunications industry: cable television and related investments

("Adelphia, excluding Adelphia Business Solutions" or "Cable and Other Segment") and competitive local exchange carrier telephony ("Adelphia Business Solutions" or "CLEC Segment"). The balance sheet data and other data as of and for each of the three years in the period ended March 31, 1998, the nine months ended December 31, 1998 and the year ended December 31, 1999 of Adelphia Business Solutions have been derived from audited consolidated financial statements of Adelphia Business Solutions not included herein. The selected consolidated financial data for the twelve months ended December 31, 1998 have been derived from unaudited condensed consolidated financial statements of Adelphia Business Solutions not included herein; however, in the opinion of management, such data reflect all adjustments (consisting only of normal and recurring adjustments) necessary to fairly present the data for such period.

                                    March 31,                  December 31,
                         -------------------------------- ----------------------
                            1996       1997       1998       1998       1999
                         ---------- ---------- ---------- ---------- -----------
Balance Sheet Data:
Adelphia Consolidated
  Total assets.......... $1,367,579 $1,643,826 $2,304,671 $3,294,457 $17,267,500
  Total debt............  2,175,473  2,544,039  2,909,745  3,527,452   9,291,732
  Cash and cash
   equivalents..........     10,809     61,539    276,895    398,644     186,874
  Investments (a).......     74,961    130,005    150,787    229,494     308,342
  Redeemable preferred
   stock................         --         --    355,266    376,865     409,211
  Convertible preferred
   stock (liquidation
   preference)..........         --         --    100,000    100,000     675,000
Adelphia Business
 Solutions
  Total assets.......... $   35,269 $  174,601 $  639,992 $  836,342 $ 1,171,074(b)
  Total debt............     50,855    215,675    528,776    494,109     845,178
  Cash and cash
   equivalents..........         --     59,814    230,750    242,570       2,133
  Investments (a).......     27,900     56,695     69,596    138,614      61,400
  Redeemable preferred
   stock................         --         --    207,204    228,674     260,848
Adelphia, excluding
 Adelphia Business
 Solutions
  Total assets.......... $1,332,310 $1,469,225 $1,664,679 $2,458,115 $16,096,426
  Total debt............  2,124,618  2,328,364  2,380,969  3,033,343   8,446,554
  Cash and cash
   equivalents..........     10,809      1,725     46,145    156,074     184,741
  Investments (a).......     47,061     73,310     81,191     90,880     246,942
  Redeemable preferred
   stock................         --         --    148,062    148,191     148,363
  Convertible preferred
   stock (liquidation
   preference)..........         --         --    100,000    100,000     675,000

                         See "Other Data" on next page.

                                                          Nine Months
                                                             Ended           Year Ended          Three Months Ended
                             Year Ended March 31,         December 31,      December 31,            December 31,
                         -------------------------------  ------------ ----------------------  -----------------------
                           1996       1997       1998         1998        1998        1999        1998        1999
                         ---------  ---------  ---------  ------------ ----------- ----------  ----------- -----------
                                                                       (unaudited)             (unaudited) (unaudited)
Other Data:
Adelphia Consolidated
 Revenues............... $ 403,597  $ 472,778  $ 524,889   $ 496,014    $ 630,999  $1,287,968   $188,301   $  635,273
 Priority income........    28,852     42,086     47,765      36,000       48,000      36,000     12,000           --
 Operating expenses
  (c)...................   192,473    230,745    263,019     275,212      346,222     773,191    107,725      367,608
 Depreciation and
  amortization
  expenses..............   111,031    124,066    145,041     140,823      181,294     370,836     56,181      184,646
 Operating income.......    94,793    117,967    116,829      79,979      103,483     139,205     24,395       78,283
 Interest expense--net..  (200,068)  (232,325)  (243,554)   (180,452)    (236,666)   (359,585)   (60,820)    (187,945)
 Preferred stock
  dividends.............        --         --    (31,532)    (42,254)     (55,800)    (74,136)   (14,330)     (23,217)
 Capital expenditures...   100,089    129,609    183,586     255,797      321,823     819,197     76,945      415,188
 Cash paid for
  acquisitions--net of
  cash acquired.........    60,804    143,412    146,546     403,851      462,180   2,178,037         --    1,988,249
 Cash used for
  investments...........    24,333     51,415     86,851      81,558      106,219      56,365     56,570       14,342
Adelphia Business
 Solutions
 Revenues............... $   3,322  $   5,088  $  13,510   $  34,776    $  39,596  $  154,575     15,043       55,575
 Operating expenses
  (c)...................     5,774     10,212     22,118      54,050       61,806     201,140     23,182       71,485
 Depreciation and
  amortization
  expenses..............     1,184      3,945     11,477      26,671       31,121      65,244     10,708       19,955
 Operating loss.........    (3,636)    (9,069)   (20,085)    (45,945)     (53,331)   (111,809)   (18,847)     (35,865)
 Interest expense--net
  (d)...................    (5,889)   (22,401)   (36,030)    (20,010)     (28,057)    (45,898)    (6,994)     (16,103)
 Preferred stock
  dividends.............        --         --    (12,682)    (21,536)     (28,230)    (32,173)    (7,424)      (8,586)
 Capital expenditures...     6,084     36,127     68,629     146,752      180,547     453,206     35,057      220,788
 Cash paid for
  acquisitions--net of
  cash acquired.........        --      5,040     65,968          --       58,329     129,118         --           --
 Cash used for
  investments...........    12,815     34,769     64,260      69,018       87,159      24,496     54,258       (2,925)
Adelphia, excluding
 Adelphia Business
 Solutions
 Revenues............... $ 400,275  $ 467,690  $ 511,379   $ 461,238    $ 591,403  $1,133,393    173,258      579,698
 Priority income........    28,852     42,086     47,765      36,000       48,000      36,000     12,000           --
 Operating expenses
  (c)...................   186,699    220,533    240,901     221,162      284,416     572,051     84,543      296,123
 Depreciation and
  amortization
  expenses..............   109,847    120,121    133,564     114,152      150,173     305,592     45,473      164,691
 Operating income.......    98,429    127,036    136,914     125,924      156,814     251,014     43,242      114,148
 Interest expense--net
  (e)...................  (194,179)  (209,924)  (207,524)   (160,442)    (208,609)   (313,687)   (53,826)    (171,842)
 Preferred stock
  dividends.............        --         --    (18,850)    (20,718)     (27,570)    (41,963)    (6,906)     (14,631)
 Capital expenditures...    94,005     93,482    114,957     109,045      141,276     365,991     41,888      194,400
 Cash paid for
  acquisitions--net of
  cash acquired.........    60,804    138,372     80,578     403,851      403,851   2,048,919         --    1,988,249
 Cash used for
  investments...........    11,518     16,646     22,591      12,540       19,060      31,869      2,312       17,267

--------
(a)  Represents total investments before cumulative equity in net losses.
(b) Amount excludes receivables from Adelphia of $392,629 as of December 31, 1999.
(c) Amount excludes depreciation and amortization expenses and merger and integration costs.
(d) Amounts include interest income from Adelphia of $0, $0, $0, $8,395, $11,223, $8,483, $3,576 and $1,540 for the respective periods.
(e) Amounts include interest expense to Adelphia Business Solutions of $0, $0, $0, $8,395, $11,223, $8,483, $3,576 and $1,540 for the respective periods.

          MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
                           AND RESULTS OF OPERATIONS
                (Dollars in thousands, except per share amounts)

 Introduction

   During the year ended December 31, 1999, the Company completed the acquisition of the Olympus Communications, L.P. ("Olympus") partnership interests held by FPL Group, Inc., and the acquisitions of FrontierVision Partners, L.P., Century Communications Corp. and Harron Communications Corp. (collectively, the "Acquisitions"). The Acquisitions were all completed on October 1, 1999 and were accounted for under the purchase method of accounting. Accordingly, the financial results of the Acquisitions have been included in the results of Adelphia effective from October 1, 1999. The Company had additional acquisitions during the year ended December 31, 1999 which are disclosed in Note 1 to the Adelphia consolidated financial statements that are included in Adelphia's results of operations effective from the dates acquired. In addition, during the year ended December 31, 1999, the Company entered into several financing transactions, the proceeds of which were partially used to fund one or more of the Acquisitions or for other general corporate purposes.

   The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements. Certain information included in this proxy statement, including Management's Discussion and Analysis of Financial Condition and Results of Operations, is forward-looking, such as information relating to the effects of future regulation, future capital commitments and the effects of competition. Such forward-looking information involves important risks and uncertainties that could significantly affect expected results in the future from those expressed in any forward-looking statements made by, or on behalf of, the Company. These "forward-looking statements" can be identified by the use of forward-looking terminology such as "believes", "expects," "may," "will," "should," "intends," "estimates," "continue" or "anticipates" or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. These risks and uncertainties include, but are not limited to, uncertainties relating to economic conditions, acquisitions and divestitures, the availability and cost of capital, government and regulatory policies, the pricing and availability of equipment, materials, inventories and programming, product acceptance, developments and changes in the competitive environment in which the Company operates. Persons reading this proxy statement are cautioned that forward-looking statement herein are only predictions, that no assurance can be given that the future results will be achieved, and that actual events or results may differ materially as a result of the risks and uncertainties facing the Company. For further information regarding those risks and uncertainties and their potential impact on the Company, see the prospectus and most recent prospectus supplement filed under Registration Statement No. 333-78027, under the caption "Risk Factors."

 Results of Operations

General

   On March 30, 1999, the Board of Directors of Adelphia changed its fiscal year from March 31 to December 31. The decision was made to conform to general industry practice and for administrative purposes. The change became effective for the nine months ended December 31, 1998. Management's discussion and analysis of financial condition and results of operations compares the twelve months ended December 31, 1998 and 1999 and the nine months ended December 31, 1997 and 1998.

   Adelphia earned substantially all of its revenues in the year ended March 31, 1998, the nine months ended December 31, 1998 and the year ended December 31, 1999 from monthly subscriber fees for basic, satellite, premium and ancillary services (such as installations and equipment rentals), local and national advertising sales, pay-per-view programming, high speed data services and CLEC telecommunications services.

   The changes in Adelphia's results of operations for the nine months ended December 31, 1998 and the year ended December 31, 1999, compared to the respective prior periods, were primarily the result of acquisitions, expanding existing cable television operations and the impact of increased advertising sales and other service offerings as well as increases in cable rates, effective October 1, 1998, January 1, 1999 and August 1, 1999.

   The high level of depreciation and amortization associated with the significant number of acquisitions in recent years, the continued upgrade and expansion of systems, interest costs associated with financing activities and Adelphia Business Solutions' continued investment in the CLEC business will continue to have a negative impact on the reported results of operations. Adelphia expects to report net losses for the next several years.

   Adelphia Business Solutions, together with its subsidiaries, operates certain wholly owned CLEC telecommunications systems and owns certain investments in CLEC joint ventures and manages those ventures. Adelphia Business Solutions is an unrestricted subsidiary for purposes of the Company's indentures.

   The information below for the year ended March 31, 1998, the nine months ended December 31, 1998 and the year ended December 31, 1999 is derived from Adelphia's consolidated financial statements that are included in this proxy statement. Information for the nine months ended December 31, 1997 and the twelve months ended December 31, 1998 is derived from unaudited condensed consolidated financial statements of the Company not included herein; however, in the opinion of management, such data reflect all adjustments (consisting only of normal and recurring adjustments) necessary to fairly present the data for such periods.

   This table sets forth the percentage relationship to revenues of the components of operating income contained in such financial statements for the periods indicated.

                                                  Percentage of Revenues
                                            -----------------------------------
                                                                   Year Ended
                                              Year    Nine Months   December
                                              Ended      Ended         31,
                                            March 31, December 31, ------------
                                              1998        1998      1998   1999
                                            --------- ------------ -----  -----
Revenues...................................  100.0%      100.0%    100.0% 100.0%
Operating Expenses:
  Direct operating and programming.........    31.9%      33.9%     33.8%  33.6%
  Selling, general and administrative......    18.2%      21.6%     21.1%  26.4%
  Depreciation and amortization............    27.6%      28.4%     28.7%  28.8%
  Merger and integration costs.............      --         --        --    0.4%
                                             ------      -----     -----  -----
Operating Income...........................    22.3%      16.1%     16.4%  10.8%
                                             ======      =====     =====  =====

   The information below separately discusses the operating results of Adelphia's two operating segments: Cable and Other Segment and CLEC Segment.

Cable and Other Segment

 Comparison of the Years Ended December 31, 1998 and 1999

   Revenues. The primary revenue sources reflected as a percentage of total revenues for the cable and other segment were as follows:

                                                                Year Ended
                                                               December 31,
                                                               ---------------
                                                                1998     1999
                                                               ------   ------
Regulated service and equipment...............................     79%      79%
Premium programming...........................................     10%      10%
Advertising sales and other services..........................     11%      11%

   Revenues increased approximately 91.6% for the year ended December 31, 1999 compared with the prior year. The increase is attributable to the following:

                                                                     Year Ended
                                                                    December 31,
                                                                        1999
                                                                    ------------
Acquisitions.......................................................      91%
Basic subscriber growth............................................       2%
Rate increases.....................................................      12%
Premium programming................................................      (8%)
Advertising sales and other services...............................       3%

   Effective August 1, 1999, certain rate increases related to regulated cable services were implemented in substantially all of the Company's systems. Advertising revenues and revenues derived from other strategic service offerings such as paging, high-speed data and long distance services also had a positive impact on revenues for the year ended December 31, 1999. The Company expects to implement rate increases related to certain regulated cable services in substantially all of the Company's systems during 2000.

   Direct Operating and Programming Expenses. Direct operating and programming expenses, which are mainly basic and premium programming costs and technical expenses, increased 94.8% for the year ended December 31, 1999 compared with the prior year. Acquisitions accounted for 91.0% of the increase in 1999. The remaining increase was due primarily to increased programming costs, incremental costs associated with increased subscribers and new services.

   Selling, General and Administrative Expenses. These expenses, which are mainly comprised of costs related to system offices, customer service representatives and sales and administrative employees, increased 114.4% for the year ended December 31, 1999 compared with prior year. Acquisitions accounted for 77.8% of the increase in 1999. The remaining increase was due primarily to subscriber growth, new services, and an increase in administrative employees due to the recently completed acquisitions.

   Depreciation and Amortization. Depreciation and amortization for the cable and other segment increased 103.5% for the year ended December 31, 1999, compared with the prior year. Acquisitions accounted for 84.3% of the increase in 1999. The remaining increase was due primarily to increased capital expenditures made during the past several years.

   Priority Investment Income. Priority investment income is comprised of payments received from Olympus of accrued priority return on the Company's investment in 16.5% preferred limited partner ("PLP") interests in Olympus prior to the consolidation of Olympus effective October 1, 1999.

   Interest Expense--net. Interest expense--net increased 50.4% for the year ended December 31, 1999, compared with the prior year. Acquisitions accounted for 114.7% of the increase in 1999. This increase was partially offset by paying down debt for a portion of the year due to financing transactions and increased interest income.

   Equity in Loss of Joint Ventures. The equity in loss of joint ventures represents primarily (i) the Company's pro-rata share of Olympus' losses and the accretion requirements of Olympus' PLP interests prior to the consolidation of Olympus, and (ii) Adelphia's pro-rata share of its less than majority owned partnerships' operating losses. Equity in loss of joint ventures decreased in 1999 as compared to 1998, primarily due to the consolidation of Olympus.

   Minority Interest in Net Losses of Subsidiaries. Minority interest in net losses of subsidiaries increased 50.2% for the year ended December 31, 1999 compared with the prior year. Acquisitions accounted for 45.4% of the increase in 1999. The remaining increase was primarily due to increased net losses of less than wholly owned subsidiaries attributable to minority interests.

   Extraordinary Loss on Early Retirement of Debt. During the year ended December 31, 1999, Adelphia redeemed $154,500 of its 9 1/2% Senior Pay-in-Kind due 2004 at 103.56% of principal, $125,000 of its 11 7/8% Senior Debentures at 104.50% of principal and repaid certain institutional indebtedness. As a result of these transactions, Adelphia recognized an extraordinary loss on retirement of debt, net of income tax benefit, of $10,658 for the year ended December 31, 1999.

 Comparison of the Nine Months Ended December 31, 1997 and 1998

   Revenues. The primary revenue sources reflected as a percentage of total revenues for the cable and other segment were as follows:

                                                                Nine Months
                                                                   Ended
                                                               December 31,
                                                               ---------------
                                                                1997     1998
                                                               ------   ------
   Regulated service and equipment fees.......................     78%      79%
   Premium programming fees...................................     12%      10%
   Advertising sales and other services.......................     10%      11%

   Revenues increased approximately 21.0% for the nine months ended December 31, 1998 compared with the same period of the prior year. The increase is attributable to the following:

                                                                    Nine Months
                                                                       Ended
                                                                    December 31,
                                                                        1998
                                                                    ------------
Acquisitions.......................................................     65%
Basic subscriber growth............................................      5%
Rate increases.....................................................     27%
Premium programming................................................     (7%)
Advertising sales and other services...............................     10%

   Effective August 1, 1998, certain rate increases related to regulated cable services were implemented in substantially all of the Company's Systems. Advertising revenues and revenues derived from other strategic service offerings such as paging, high speed data services and long distance services also had a positive impact on revenues for the nine months ended December 31, 1998.

   Direct Operating and Programming Expenses. Direct operating and programming expenses, which are mainly basic and premium programming costs and technical expenses, increased 27.9% for the nine months ended December 31, 1998, compared with the same period of the prior year. The increase was primarily due to increased operating expenses from acquired systems, increased programming costs and incremental costs associated with increased subscribers.

   Selling, General and Administrative Expenses. These expenses, which are mainly comprised of costs related to system offices, customer service representatives, and sales and administrative employees, increased 17.9% for the nine months ended December 31, 1998, compared with the same period of the prior year. The increase was primarily due to incremental costs associated with acquisitions and subscriber growth.

   Depreciation and Amortization. Depreciation and amortization increased 17.0% for the nine month period ended December 31, 1998, compared with the same period of the prior year. The increase is primarily due to increased depreciation and amortization related to acquisitions, as well as increased capital expenditures made during the past several years.

   Priority Investment Income. Priority investment income is comprised of payments received from Olympus of accrued priority return on the Company's investment in 16.5% PLP interests in Olympus.

   Interest Expense--net. Interest expense--net increased approximately 0.7% for the nine months ended December 31, 1998, compared with the same period of the prior year. This increase is primarily due to incremental debt related to acquisitions. These increases were partially offset by (i) utilization of the proceeds from the convertible preferred stock and the redeemable preferred stock offerings to repay outstanding debt, (ii) the refinancing of outstanding borrowings and (iii) interest income on cash balances.

   Equity in Loss of Joint Ventures. The equity in loss of joint ventures represents primarily (i) the Company's pro rata share of Olympus' losses and the accretion requirements of Olympus' PLP interests, and (ii) Adelphia's pro rata share of its less than majority owned subsidiaries' operating losses.

   Extraordinary Loss on Early Retirement of Debt. During the nine months ended December 31, 1998, $69,838 of 12 1/2% Senior Notes due 2002 were redeemed at 103% of principal and subsidiary debt in the amount of $52,000 was repaid prior to its maturity at a premium. As a result of these transactions, Adelphia recognized an extraordinary loss on early retirement of debt of $4,574.

CLEC Segment

 Comparison of the Years Ended December 31, 1998 and 1999

   Revenues. Revenues increased 290% to $154,600 for the year ended December 31, 1999, from $39,600 in the prior year.

   The increase is attributable to the following:

Growth in Original Markets............................................. $75,978
Acquisition of local partner interests.................................  27,955
New markets............................................................   9,798
Management fees........................................................   1,247

   The primary sources of revenues, reflected as a percentage of total revenue were as follows:

                                                                  Year Ended
                                                                 December 31,
                                                                 --------------
                                                                  1998    1999
                                                                 ------  ------
Local service...................................................   53.0%   69.1%
Dedicated access................................................   37.5    21.1
Management fees.................................................    9.3     3.2
Enhanced services...............................................     --     3.1
Long distance...................................................    0.1     1.1
Other...........................................................    0.1     2.3

   Network Operations Expense. Network operations expense increased 175% to $58,500 for the year ended December 31, 1999, from $21,300 in the year.

   The increase is attributable to the following:

Growth in Original Markets............................................. $17,270
Acquisition of local partner interests.................................   8,381
New markets............................................................  10,888
Network operating control center ("NOCC")..............................     701

   The increased number and size of the operations of the networks resulted in increased employee related costs, equipment maintenance costs and expansion costs.

   Selling, General and Administrative Expense. Selling, general and administrative expense increased 251% to $142,600 for the year ended December 31, 1999, from $40,600 in the prior year.

   The increase is attributable to the following:

Growth in Original Markets............................................. $28,406
Acquisition of local partner interests.................................  12,242
New markets............................................................  42,609
Sales and marketing activities.........................................   6,865
Corporate overhead charges.............................................  11,830

   Depreciation and Amortization Expense. Depreciation and amortization expense increased 110% to $65,200 during the year ended December 31, 1999, from $31,100 in the prior year, primarily as a result of increased depreciation resulting from the higher depreciable asset base at the NOCC and the networks, amortization of deferred financing costs and the acquisition of local partner interests.

   Interest Expense--net. Interest expense--net increased 63% to $45,900 for the year ended December 31, 1999, from $28,100 in the prior year as a result of the issuance of the 12% Senior Subordinated Notes due 2007 partially offset by an increase in the amount of interest capitalized on projects under construction in 1999.

   Equity in Net Loss of Joint Ventures. Equity in net loss of joint ventures decreased by 41% to $7,800 for the year ended December 31, 1999, from $13,300 in the prior year as a result of the consolidation of several joint ventures resulting from the purchase of the local partners' interests, and to the maturing of the remaining joint venture networks. The decreased net losses of the joint ventures were primarily the result of increased revenues only partially offsetting startup and other costs and expenses associated with design, construction, operation and management of the networks.

   The number of non-consolidated joint venture networks paying management fees to Adelphia Business Solutions decreased from eight at December 31, 1998 to four at December 31, 1999. These networks paid management and monitoring fees to Adelphia Business Solutions, which are included in revenues, aggregating approximately $4,900 for the twelve months ended December 31, 1999, an increase of approximately $1,200 over the prior twelve-month period. The non-consolidated networks' net losses, including networks under construction, for the twelve months ended December 31, 1998 and 1999 aggregated approximately $28,400 and $15,200 respectively.

   Preferred Stock Dividends. Preferred stock dividends increased 14% to $32,200 during the year ended December 31, 1999 from $28,200 during the prior year. The increase was due to a higher outstanding preferred stock base resulting from the payment of dividends in additional shares of preferred stock.

 Comparison of the Nine Months Ended December 31, 1997 and 1998

   Revenues. Revenues increased 300% to $34,800 for the nine months ended December 31, 1998, from $8,700 for the same period in the prior year. Growth in revenues of $26,100 resulted from an increase in revenues from majority and wholly-owned networks of approximately $27,200 as compared to the same period in the prior fiscal year due to the continued expansion of Adelphia Business Solutions' customer base, its success in the roll out of switched services and the consolidation of the Buffalo, Syracuse, New Jersey, Louisville, Lexington and Harrisburg networks. Management fees from non-consolidated subsidiaries decreased $1,100 as compared to the same period in the prior fiscal year primarily due to the consolidation of the above mentioned networks.

   Network Operations Expense. Network operations expense increased 255% to $18,700 for the nine months ended December 31, 1998 from $5,300 for the same period in the prior year. The increase was attributable to the expansion of operations at the NOCC, and the increased number and size of the operations of the networks which resulted in increased employee related costs and equipment maintenance costs and the consolidation of the Buffalo, Syracuse, New Jersey, Louisville, Lexington and Harrisburg networks.

   Selling, General and Administrative Expense. Selling, general and administrative expense increased 288% to $35,300 for the nine months ended December 31, 1998 from $9,100 for the same period in the prior year. The increase was due primarily to increased expense associated with the network expansion plan, an increase in the sales force in the Original Markets and an increase in corporate overhead costs to accommodate the growth in the number, size and operations of networks managed and monitored by Adelphia Business Solutions, as well as the consolidation of the Buffalo, Syracuse, New Jersey, Louisville, Lexington and Harrisburg networks.

   Depreciation and Amortization Expense. Depreciation and amortization expense increased 280% to $26,700 during the nine months ended December 31, 1998 from $7,100 for the same period in the prior year primarily as a result of increased amortization of deferred financing costs and increased depreciation resulting from the higher depreciable asset base at the NOCC and the majority and wholly owned networks and the consolidation of the Buffalo, Syracuse, New Jersey, Louisville, Lexington and Harrisburg networks.

   Interest Expense--net. Interest expense--net decreased 29% to $20,000 during the nine months ended December 31, 1998 from $28,200 for the same period in the prior year. The increase was attributable to interest income related to increased cash and cash equivalents and U.S. Government Securities related to proceeds of various offerings, partially offset by interest on the 12 1/4% Senior Secured Notes.

   Equity in Net Loss of Joint Ventures. Equity in net loss of joint ventures increased to $9,600 during the nine months ended December 31, 1998 from $9,300 for the same period in the prior fiscal year. The net losses of the nonconsolidated networks for the nine months ended December 31, 1998 were primarily the result of increased revenues only partially offsetting startup and other costs and expenses associated with design, construction, operation and management of the networks and the effect of the typical lag time between the incurrence of such costs and expenses and the subsequent generation of revenues by a network. The increase was partially offset by the consolidation of the Buffalo, Syracuse, New Jersey, Louisville, Lexington and Harrisburg networks for the current period.

   The number of non-consolidated networks paying management fees to Adelphia Business Solutions was eight at December 31, 1998. These networks and networks under construction paid management and monitoring fees to Adelphia Business Solutions, which are included in revenues, aggregating approximately $2,700 for the nine months ended December 31, 1998, as compared with $3,800 for the same period in the prior fiscal year. The non-consolidated networks' net losses, including networks under construction, for the nine months ended December 31, 1997 and 1998 aggregated approximately $13,700 and $22,300, respectively.

   Preferred Stock Dividends. Preferred stock dividends increased by 271% to $21,500 for the nine months ended December 31, 1998 from $5,800 for the same period in the prior fiscal year. The increase is due to the preferred stock which was issued in October 1997.

Liquidity and Capital Resources

   Cable television and other telecommunications businesses are capital intensive and typically require continual financing for the construction, modernization, maintenance, expansion and acquisition of cable and other telecommunications systems. During the nine months ended December 31, 1997 and 1998 and the year ended December 31, 1998 and 1999, the Company committed substantial capital resources for these purposes and for investments in Olympus and other affiliates and entities. These expenditures were funded through the sale of common and preferred stock, long-term borrowings and internally generated funds. The Company's ability to generate cash to meet its future needs will depend generally on its results of operations and the continued availability of external financing.

   For information regarding significant events and financings subsequent to December 31, 1999, see Note 13 to Adelphia's Consolidated Financial Statements.

   For the year ended December 31, 1998 and 1999, cash provided by operating activities totaled $145,592 and $332,139, respectively; cash used for investing activities totaled $1,155,245 and $3,522,222, respectively and cash provided by financing activities totaled $1,029,894 and $2,978,313, respectively. The Company's aggregate outstanding borrowings as of December 31, 1999 were $9,291,732. The Company also had total redeemable preferred stock of $409,211 outstanding as of December 31, 1999.

   For the nine months ended December 31, 1997 and 1998, cash provided by operating activities totaled $62,038 and $138,360, respectively; cash used for investing activities totaled $423,965 and $1,015,690, respectively and cash provided by financing activities totaled $681,791 and $999,079, respectively. The Company's aggregate outstanding borrowings as of December 31, 1998 were $3,527,452. The Company also had total redeemable preferred stock of $376,865 outstanding as of December 31, 1998.

Capital Expenditures

 Cable and Other Segment

   Capital expenditures for the years ended December 31, 1998 and 1999 were $141,276 and $365,991, respectively. This increase was primarily due to acquisitions and cable plant rebuilds and upgrades to expand services. The Company expects that capital expenditures for the Cable and Other Segment for the year ending December 31, 2000 will be in a range of approximately $700,000 to $800,000.

   Capital expenditures for the nine months ended December 31, 1997 and 1998 were $82,726 and $109,045, respectively. The increase in capital expenditures for the nine months ended December 31, 1998, compared to the nine months ended December 31, 1997, was primarily due to acquisitions and cable plant rebuilds and upgrades to expand services.

 CLEC Segment

   Capital expenditures for the years ended December 31, 1998 and 1999 were $180,547 and $453,206, respectively. This increase was primarily due to expenditures necessary to develop the Original Markets and the new markets, as well as the fiber purchases to interconnect the networks. Adelphia Business Solutions estimates that a total of approximately $500,000 will be required to fund Adelphia Business Solutions capital expenditures, working capital requirements, operating losses and pro rata investments in the joint ventures for the year ending December 31, 2000.

   Capital expenditures for Adelphia Business Solutions for the nine months ended December 31, 1997 and 1998 were $34,834 and $146,752, respectively. The increase in capital expenditures for the nine months ended December 31, 1998, compared to the nine months ended December 31, 1997, was primarily due to expenditures necessary to develop the original markets and the new markets and Adelphia Business Solutions' introduction of switching services.

Financing Activities

   The Company's financing strategy has been to maintain its public long-term debt at the parent holding company level while the Company's consolidated subsidiaries have their own senior and subordinated credit arrangements with banks and insurance companies, or for Adelphia Business Solutions, its own public debt and equity. As a result of the Acquisitions, Adelphia has four other wholly owned subsidiaries with public long-term debt: Olympus, Arahova, FrontierVision Holdings, L.P. and FrontierVision Operating Partners, L.P. The Company's ability to generate cash adequate to meet its future needs will depend generally on its results of operations and the continued availability of external financing. During the year ended March 31, 1998, the nine months ended December 31, 1998 and the year ended December 31, 1999, the Company generally funded its acquisitions, working capital requirements, capital expenditures, and investments in Olympus, CLEC joint ventures and other affiliates and entities through long-term borrowings primarily from banks, short-term borrowings, internally generated funds and the issuance of public debt or equity. The Company generally has funded the principal and interest obligations on its long-term borrowings from banks and insurance companies by refinancing the principal with new loans or through the issuance of parent and subsidiary company debt securities, and by paying the interest out of internally generated funds. Adelphia has generally funded the interest obligations on its public borrowings from internally generated funds.

   Most of Adelphia's wholly or majority-owned subsidiaries have their own senior credit agreements with banks and/or insurance companies. Typically, borrowings under these agreements are collateralized by the stock and, in some cases, by the assets of the borrowing subsidiary and its subsidiaries and, in some cases, are guaranteed by such subsidiary's subsidiaries. At December 31, 1999, an aggregate of $3,088,477 in borrowings was outstanding under these agreements. These agreements contain certain provisions which, among other things, provide for limitations on borrowings of and investments by the borrowing subsidiaries, transactions between the borrowing subsidiaries and Adelphia and its other subsidiaries and affiliates, and the payment of dividends and fees by the borrowing subsidiaries. Several of these agreements also contain certain cross-default provisions relating to Adelphia or other subsidiaries. These agreements also require the maintenance of certain financial ratios by the borrowing subsidiaries. See Note 3 to the Adelphia Communications Corporation consolidated financial statements. Management believes the Company is in compliance with the financial covenants and related financial ratio requirements contained in its various credit agreements.

   At December 31, 1999, Adelphia's subsidiaries had an aggregate of $1,456,620 in unused credit lines with banks, part of which is subject to achieving certain levels of operating performance. In addition, the Company had an aggregate $186,874 in cash and cash equivalents at December 31, 1999 which combined with the Company's unused credit lines with banks aggregated to $1,643,494. Based upon the results of operations of subsidiaries for the quarter ended December 31, 1999, approximately $1,262,472 of available assets could have been transferred to Adelphia at December 31, 1999, under the most restrictive covenants of the subsidiaries' credit agreements. In addition, subsequent to December 31, 1999, certain subsidiaries and affiliates of Adelphia have received commitments and subscriptions for a new $2,500,000 bank credit facility. This bank credit facility will consist of both reducing revolving credit portion and a term loan portion and is expected to close in April 2000. The subsidiaries also have the ability to sell, dividend or distribute certain assets to other subsidiaries or Adelphia, which would have the net effect of increasing availability. At December 31, 1999, the Company's unused credit lines were provided by reducing revolving credit facilities whose revolver periods expire through December 31, 2007. As of December 31, 1999, the Company's scheduled maturities of debt were $390,746 for the year ending December 31, 2000.

   At December 31, 1999, the Company's total outstanding debt aggregated $9,291,732, which included $2,777,919 of parent debt and $6,513,813 of subsidiary debt. Bank debt interest rates are based upon one or more of the following rates at the option of Adelphia: prime rate plus 0% to 1.5%; certificate of deposit rate plus 1.25% to 2.75%; or LIBOR plus .625% to 2.5%. The Company's weighted average interest rate on notes payable to banks and institutions was approximately 7.89% at December 31, 1998, compared to 7.72% at December 31, 1999. At December 31, 1999, approximately 26.2% of subsidiary debt with banks and institutions was subject to fixed interest rates for at least one year under the terms of such debt or applicable interest rate swap, cap and collar agreements. Approximately 75.0% of the Company's total indebtedness was at fixed interest rates as of December 31, 1999 after giving effect to certain interest rate swaps and caps.

   Adelphia has entered into interest rate swap, cap and collar agreements with banks and affiliates to reduce the impact of changes in interest rates on its debt. Adelphia enters into pay-fixed agreements to effectively convert a portion of its variable-rate debt to fixed-rate debt. Adelphia enters into receive-fixed agreements to effectively convert a portion of its fixed-rate debt to variable-rate debt which is indexed to LIBOR. Interest rate cap and collar agreements are used to reduce the impact of increases in interest rates on variable rate debt. Adelphia is exposed to market risk in the event of nonperformance by the banks and the affiliates. The Company does not expect any such nonperformance. At December 31, 1999, Adelphia would have received approximately $6,603 to settle its interest rate swap, cap and collar agreements, representing the excess of fair market value over carrying value of these agreements.

Financing Transactions

 Adelphia, Excluding Adelphia Business Solutions (Cable and Other Segment)

   During the nine months ended December 31, 1998, Adelphia issued a total of $300,000 of Senior Notes.

   Also, during the nine months ended December 31, 1998, Adelphia issued 8,190,315 shares of Class A common stock to the public and to the Rigas family (principal shareholders and executive officers of Adelphia). Of this total, 4,100,000 shares were sold to the public. The remaining 4,090,315 shares were sold to entities controlled by the Rigas family. In a related transaction on September 14, 1998, the Company issued and sold 615,000 shares of Class A common stock pursuant to the underwriters' over-allotment option. Net proceeds to the Company for these transactions was approximately $268,000.

   Proceeds from the sale of the Senior Notes and the Class A common stock were used to repay subsidiaries' senior notes and revolving credit facility borrowings.

   On May 15, 1998, Adelphia redeemed the remaining $69,838 of the 12 1/2% Senior Notes due 2002 at 103% of principal.

   During the nine months ended December 31, 1998, Adelphia redeemed $137,200 aggregate principal amount of subsidiary notes to banks and institutions. As a result of these transactions, Adelphia recognized an extraordinary loss on early retirement of debt of $1,970.

   During the nine months ended December 31, 1998, a majority owned subsidiary closed on a $700,000, 8 1/2 year credit facility. The credit facility consists of a $350,000 reducing revolving credit portion and a $350,000 term loan portion. Proceeds from initial borrowings were used to repay existing indebtedness.

   During the year ended December 31, 1999, Adelphia issued a total of $1,250,000 of Senior Notes.

   During the year ended December 31, 1999, Adelphia issued 22,600,000 shares of Class A common stock for cash to the public and the Rigas family. Of this total, 18,600,000 shares were sold to the public. The remaining 4,000,000 shares were sold to entities controlled by the Rigas family. Net proceeds from these transactions to the Company were approximately $1,188,000.

   Also, during the year ended December 31, 1999, Adelphia sold an aggregate 2,875,000 shares of 5 1/2% Series D convertible preferred stock with a liquidation preference of $200 per share. The preferred stock accrues dividends at $11 per share annually and is convertible at $81.45 per share into an aggregate of 7,059,546 shares of Class A common stock of Adelphia. The preferred stock is redeemable at the option of Adelphia on or after May 1, 2002 at 103% of the liquidation preference. Net proceeds to the Company for this transaction were approximately $557,000.

   On April 9, 1999 and October 1, 1999, Adelphia entered into stock purchase agreements with Highland Holdings, a general partnership controlled by the Rigas Family, pursuant to which Adelphia agreed to sell to Highland Holdings and Highland Holdings agreed to purchase $375,000 and $137,500, of Adelphia's Class B common stock, respectively. Closing under the April 9, 1999 agreement occurred on January 21, 2000. The October 1, 1999 agreement is expected to close by July 2, 2000.

   Proceeds from the sale of the Senior Notes, the Class A common stock and the convertible preferred stock were used to repay subsidiaries' revolving credit facilities of which a portion was reborrowed to fund the Acquisitions which closed on October 1, 1999.

   On January 29, 1999, Adelphia purchased from Telesat shares of Adelphia's stock, owned by Telesat, for a price of $149,213. In the transaction, Adelphia purchased 1,091,524 shares of Class A common stock and 20,000 shares of Series C Cumulative convertible preferred stock which are convertible into an additional 2,358,490 shares of Class A common stock. These shares represent 3,450,014 shares of Class A common stock on a fully converted basis.

   On February 16, 1999, Adelphia redeemed $154,500 of its 9 1/2% Senior Pay-In-Kind Notes due 2004 at 103.56% of principal. As a result of this transaction, Adelphia recognized an extraordinary loss on early retirement of debt of $6,676.

   On May 6, 1999, certain subsidiaries and affiliates of Adelphia closed on an $850,000 credit facility. The credit facility consists of a $600,000, 8 1/2 year reducing revolving credit loan and a $250,000, 9 year term loan. Proceeds from initial borrowings were held as cash and used to repay existing indebtedness, which may be reborrowed and used for acquisitions, capital expenditures, investments, and other general corporate purposes.

   On December 15, 1999, Adelphia redeemed the entire $125,000 of its 11 7/8% Senior Debentures due 2004 at 104.5% of principal amount plus accrued interest. As a result of this transaction, Adelphia recognized an extraordinary loss on early retirement of debt of $7,302.

   Also, on December 7, 1999, a majority-owned joint venture of Adelphia closed on a $1,000,000 credit facility. The credit facility consists of a $500,000, 8 year reducing revolving credit loan and a $500,000, 8 year term loan. Proceeds from the initial borrowings were used to pay existing indebtedness.

 Adelphia Business Solutions (CLEC Segment)

   During the nine months ended December 31, 1998, Adelphia Business Solutions successfully completed an IPO of Adelphia Business Solutions Class A common stock ("ABIZ Stock"). As part of the offering, Adelphia purchased an incremental 3,324,001 shares of ABIZ Stock for $49,900 and converted indebtedness owed to the Company by Adelphia Business Solutions into 3,642,666 shares of ABIZ Stock. In addition, Adelphia purchased warrants issued by Adelphia Business Solutions to MCI Metro Access Transmission Services, Inc., and purchased shares of Adelphia Business Solutions Class B common stock from certain executive officers of Adelphia Business Solutions for a total purchase price of approximately $12,580 and $3,000, respectively. Additional net proceeds of $191,411 to Adelphia Business Solutions were received as a result of the sale of 12,500,000 shares of ABIZ Stock to the public. In a related transaction on June 5, 1998, Adelphia Business Solutions issued and sold 350,000 shares of ABIZ Stock at the $16.00 IPO price pursuant to the underwriters' over allotment option in the IPO. As a result of the IPO, Adelphia's additional paid-in capital increased approximately $147,000 and minority interests increased approximately $45,000. Net proceeds from this transaction have been used primarily to fund capital expenditures, working capital, increases in ownership interests in existing networks and for general corporate purposes.

   On March 2, 1999 Adelphia Business Solutions issued $300,000 of 12% Senior Subordinated Notes due 2007 (the "Subordinated Notes"). An entity controlled by members of the Rigas family purchased $100,000 of the Subordinated Notes directly from Adelphia Business Solutions at a price equal to the aggregate principal amount less the discount to the initial purchasers. The net proceeds of approximately $295,000 were used to fund Adelphia Business Solutions' acquisition of interests held by local partners in certain of its markets and were used to fund capital expenditures and investments in its networks and for general corporate and working capital purposes.

   During November 1999, Adelphia Business Solutions issued and sold 8,750,000 shares of ABIZ Stock at a price to the public of $30.00 per share, prior to the exercise of any underwriters' over-allotment option. Simultaneously, Adelphia purchased 5,181,350 shares of Adelphia Business Solutions Class B Common Stock at a price equal to the public offering price less the underwriting discount in the public offering. These transactions raised approximately $403,000 of net proceeds to continue the expansion of Adelphia Business Solutions' existing markets and to build new markets. At December 31, 1999, Adelphia owned approximately 60% of the Adelphia Business Solutions' outstanding common stock and approximately 90% of the total voting power. As a result of this offering, Adelphia's additional paid-in-capital increased approximately $109,015 and minority interests increased approximately $144,000.

   For additional information regarding Adelphia's and Adelphia Business Solutions' financing transactions, see Notes 3, 4 and 6 to Adelphia's Consolidated Financial Statements.

Acquisitions

 Adelphia, excluding Adelphia Business Solutions (Cable and Other Segment)

   On January 21, 1999, Adelphia acquired Verto Communications, Inc. ("Verto") pursuant to a merger agreement between Adelphia, Verto and Verto's shareholders. These systems served approximately 56,000 subscribers in the greater Scranton, PA area at the date of acquisition. In connection with the Verto acquisition, Adelphia issued 2,561,024 shares of its Class A common stock to the former owners of Verto and assumed approximately $35,000 of net liabilities of Verto. The acquisition was accounted for under the purchase method of accounting. Accordingly, the financial results of the acquired systems are included in the consolidated results of Adelphia effective from the date acquired.

   On October 1, 1999, the redemption of the partnership interests in Olympus held by Telesat Cablevision, Inc., a subsidiary of FPL Group, Inc. was completed. The redemption was made in exchange for non cash assets of Olympus of approximately $100,000.

   On October 1, 1999, Adelphia acquired Century through a merger whereby Century was merged with and into a wholly owned subsidiary of Adelphia, Arahova, pursuant to an agreement and plan of merger, dated as of March 5, 1999, and as amended on July 12, 1999 and as further amended on July 29, 1999. In connection with the closing of the Century acquisition, Adelphia issued approximately 47,800,000 new shares of Adelphia Class A common stock and paid approximately $811,900 to the stockholders of Century, and assumed approximately $1,700,000 of debt. This transaction was approved by Century and Adelphia stockholders at their respective stockholders' meetings on October 1, 1999. As of August 31, 1999, Century had approximately 1,610,000 basic subscribers after giving effect to Century's pending joint venture with AT&T, which closed on December 7, 1999. At the effective time of the merger, Adelphia also purchased Citizens Cable Company's 50% interest in the Citizens/Century Cable Television Joint Venture, one of Century's 50% owned joint ventures, for a purchase price of approximately $131,900, comprised of approximately $27,700 in cash, approximately 1,850,000 shares of Adelphia Class A common stock and the assumption of indebtedness. This joint venture serves approximately 92,300 basic subscribers in California and was jointly owned by Century and Citizens Cable Company, a subsidiary of Citizens Utilities Company. Accordingly, the financial results of the acquired systems are included in the consolidated results of Adelphia effective from the date acquired.

   On October 1, 1999, Adelphia acquired FrontierVision. As of October 1, 1999, FrontierVision served approximately 710,000 basic subscribers primarily in Ohio, Kentucky, New England and Virginia. In connection with the acquisition, Adelphia issued 7,000,000 shares of its Class A common stock, assumed debt of approximately $1,150,000 and paid cash of approximately $543,300. Accordingly, the financial results of the acquired systems are included in the consolidated results of Adelphia effective from the date acquired.

   On October 1, 1999, Adelphia acquired Harron Communications Corp. ("Harron"). As of October 1, 1999, Harron served approximately 296,000 basic subscribers primarily in Southeastern Pennsylvania, Michigan, Massachusetts and New Hampshire and were purchased for an aggregate purchase price of approximately $1,211,704. Accordingly, the financial results of the acquired systems are included in the consolidated results of Adelphia effective from the date acquired.

   On December 7, 1999, subsidiaries of Arahova consummated a transaction with AT&T to form a joint venture limited partnership in the Los Angeles, CA area. Pursuant to this agreement, the Company, Arahova and AT&T contributed cable systems that served approximately 800,000 basic subscribers. Arahova and Adelphia hold a combined interest of 75% and AT&T holds a 25% interest in the partnership. As part of this transaction, Arahova and AT&T exchanged cable systems owned by Arahova in certain communities in northern California for certain cable systems owned by AT&T in southern California, allowing each of them to unify operations in existing service areas. AT&T exchanged its East San Fernando Valley cable system serving approximately 103,500 basic subscribers for Arahova's northern California cable systems (San Pablo, Benecia, Fairfield and Rohnert Park, California), which serve approximately 96,500 basic subscribers. No gain or loss was recognized on this system swap due to the Company's application of purchase accounting in connection with the Arahova merger.

   In addition to the acquisitions mentioned above, for the year ended December 31, 1999, Adelphia completed several other acquisitions. These acquisitions served approximately 136,700 basic subscribers at the date of acquisition primarily in Ohio, Virginia, Kentucky, Pennsylvania, California and West Virginia and were purchased for an aggregate price of approximately $539,200. Accordingly, the financial results of the acquired systems are included in the consolidated results of Adelphia effective from the date acquired.

 Adelphia Business Solutions (CLEC Segment)

   During March 1999, Adelphia Business Solutions consummated purchase agreements with subsidiaries of Multimedia, Inc. and MediaOne of Colorado Inc. to acquire their respective interests in jointly owned networks located in the Wichita, KS, Jacksonville, FL and Richmond, VA markets for an aggregate of approximately $89,800. The agreements increased Adelphia Business Solutions' ownership interest in each of these networks to 100%. Accordingly, the financial results of the acquired networks are included in the consolidated results of Adelphia Business Solutions effective from the date acquired.

   During June 1999, Adelphia Business Solutions consummated a purchase agreement with Entergy Corporation ("Entergy"), the parent of its local partner in the Baton Rouge, LA, Little Rock, AR, and Jackson, MS markets, whereby Entergy received approximately $36,500 for its ownership interests in these markets. The agreements increased Adelphia Business Solutions' ownership interest in each of these networks to 100%. Accordingly, the financial results of the acquired networks are included in the consolidated results of Adelphia Business Solutions effective from the date acquired.

Resources

   The Company plans to continue to explore and consider new commitments, arrangements or transactions to refinance existing debt, increase the Company's liquidity or decrease the Company's leverage. These could include, among other things, the future issuance by Adelphia, or its subsidiaries, of public or private equity or debt and the negotiation of new or amended credit facilities. These could also include entering into acquisitions, joint ventures or other investment or financing activities, although no assurance can be given that any such transactions will be consummated. The Company's ability to borrow under current credit facilities and to enter into refinancings and new financings is limited by covenants contained in Adelphia's indentures and its subsidiaries' credit agreements, including covenants under which the ability to incur indebtedness is in part a function of applicable ratios of total debt to cash flow.

   The Company believes that cash and cash equivalents, internally generated funds, borrowings under existing credit facilities, and future financing sources will be sufficient to meet its short-term and long-term liquidity and capital requirements. Although in the past the Company has been able to refinance its indebtedness or obtain new financing, there can be no assurance that the Company will be able to do so in the future or that the terms of such financings would be favorable.

   Management believes that the telecommunications industry, including the cable television and telephone industries, continues to be in a period of consolidation characterized by mergers, joint ventures, acquisitions, sales of all or part of cable companies or their assets, and other partnering and investment transactions of various structures and sizes involving cable or other telecommunications companies. The Company continues to evaluate new opportunities that allow for the expansion of its business through the acquisition of additional cable television systems in geographic proximity to its existing regional markets or in locations that can serve as a basis for new market areas. The Company, like other telecommunications companies, has participated from time to time and is participating in preliminary discussions with third parties regarding a variety of potential transactions, and the Company has considered and expects to continue to consider and explore potential transactions of various types with other cable and telecommunications companies. However, no assurances can be given as to whether any such transaction may be consummated or, if so, when.

Affiliates

   Olympus. On October 1, 1999, the remaining 50% partnership interest in Olympus was redeemed and Olympus became a consolidated, wholly owned subsidiary of Adelphia as of that date. Therefore, all intercompany accounts and transactions have been eliminated subsequent to October 1, 1999. Prior to October 1, 1999, the Company served as the managing general partner of Olympus and held $5 of voting general partnership interests representing, in the aggregate, 50% of the voting interests of Olympus. The Company also held nonvoting PLP interests in Olympus, which entitled the Company to a 16.5% per annum priority return. The remaining equity in Olympus consisted of voting and non-voting partnership interests held by Telesat, which were redeemed on October 1, 1999.

   On January 29, 1999, Adelphia purchased from Telesat shares of Adelphia's stock owned by Telesat for a price of $149,213. In the transaction, Adelphia purchased 1,091,524 shares of Class A common stock and 20,000 shares of Series C Cumulative convertible preferred stock which are convertible into an additional 2,358,490 shares of Class A common stock. These shares represent 3,450,014 shares of Class A common stock on a fully converted basis. Adelphia and Telesat also agreed to a redemption of Telesat's interests in Olympus for approximately $100,000. The redemption occurred on October 1, 1999.

   During the year ended March 31, 1998, the nine months ended December 31, 1998 and the nine months ended September 30, 1999, the Company made net investments in and advances to Olympus totaling $11,466, $222,610 and $350,053, respectively. The increase in the investments and advances to Olympus for the nine months ended September 30, 1999 is due primarily to advances used to pay down subsidiary credit facilities with banks and institutions. During the year ended March 31, 1998, the nine months ended December 31, 1998, and the nine months ended September 30, 1999, the Company received priority investment income from Olympus of $47,765, $36,000 and $36,000, respectively.

   During the year ended March 31, 1998 and the nine months ended December 31, 1998, Olympus acquired several cable and security systems, adding approximately 128,000 subscribers for approximately $269,900. No significant acquisitions occurred during the year ended December 31, 1999. For additional information regarding Olympus acquisitions and financings, see Olympus' Annual Report on Form 10-K for the year ended December 31, 1999, also filed with the SEC.

   Managed Partnerships. During the years ended March 31, 1998 and December 31, 1999, the Company made advances in the net amounts of $21,458 and $134,469, respectively, to these and other related parties, primarily for capital expenditures and working capital purposes. During the nine months ended December 31, 1998, the Managed Partnerships and other related parties repaid advances in the net amount of $8,150.

Recent Accounting Pronouncements

   Statement of Financial Accounting Standards ("SFAS") No. 133, "Accounting for Derivative Instruments and Hedging Activities," establishes accounting and reporting standards for derivative instruments and for hedging activities. It requires that an entity recognize all derivatives as either assets or liabilities in the statement of financial position and measure those instruments at fair value. Management of the Company has not completed its evaluation of the impact of SFAS No. 133 on the Company's consolidated financial statements. In July 1999, SFAS No. 137 was issued to delay the effective date of SFAS No. 133 to fiscal quarters of fiscal years beginning after June 15, 2000.

   At its January 2000 meeting, the Emerging Issues Task Force ("EITF") reached consensus with respect to issues related to EITF 98-3, "Determining Whether a Transaction is an Exchange of Similar Productive Assets or a Business Combination." As a result of this consensus, Adelphia will be required to account for cable system swaps as a purchase and a disposition of a business at fair value. Management of the Company will monitor the impact of EITF 98-3 as it relates to future transactions of the Company.

Inflation

   In the year ended March 31, 1998, the nine months ended December 31, 1998 and the year ended December 31, 1999, inflation did not have a significant effect on the Company. Periods of high inflation could have an adverse effect to the extent that increased borrowing costs for floating-rate debt may not be offset by increases in subscriber rates. At December 31, 1999, after giving effect to interest rate hedging agreements, approximately $2,348,470 of the Company's total debt was subject to floating interest rates.

Regulatory and Competitive Matters

   The cable television operations of the Company may be adversely affected by changes and developments in governmental regulation, competitive forces and technology. The cable television industry and the Company are subject to extensive regulation at the federal, state and local levels. The 1992 Cable Act significantly expanded the scope of regulation of certain subscriber rates and a number of other matters in the cable industry, such as mandatory carriage of local broadcast stations and retransmission consent, and increased the administrative costs of complying with such regulations. The FCC has adopted rate regulations that establish, on a system-by-system basis, maximum allowable rates for (i) basic and cable programming services (other than programming offered on a per-channel or per-program basis), based upon a benchmark methodology, and (ii) associated equipment and installation services based upon cost plus a reasonable profit. Under the FCC rules, franchising authorities are authorized to regulate rates for basic services and associated equipment and installation services, and the FCC will regulate rates for regulated cable programming services in response to complaints filed with the agency. The 1996 Act ended FCC regulation of cable programming service tier rates on March 31, 1999.

   Rates for basic services are set pursuant to a benchmark formula. Alternatively, a cable operator may elect to use a cost-of-service methodology to show that rates for basic services are reasonable. Refunds with interest will be required to be paid by cable operators who are required to reduce regulated rates. The FCC has reserved the right to reduce or increase the benchmarks it has established. The rate regulations also limit increases in regulated rates to an inflation indexed amount plus increases in certain costs such as taxes, franchise fees, costs associated with specific franchise requirements and increased programming costs. Cost-based adjustments to these capped rates can also be made in the event a cable operator adds or deletes channels or completes a significant system rebuild or upgrade. Because of the limitation on rate increases for regulated services, future revenue growth from cable services will rely to a much greater extent than has been true in the past on increased revenues from unregulated services and new subscribers than from increases in previously unregulated rates.

   The FCC has adopted regulations implementing all of the requirements of the 1992 Cable Act. The FCC is also likely to continue to modify, clarify or refine the rate regulations. Adelphia cannot predict the effect of the 1996 Act or future rulemaking proceedings or changes to the rate regulations.

   Cable television companies operate under franchises granted by local authorities which are subject to renewal and renegotiation from time to time. Because such franchises are generally non-exclusive, there is a potential for competition with the systems from other operators of cable television systems, including public systems operated by municipal franchising authorities themselves, and from other distribution systems capable of delivering television programming to homes. The 1992 Cable Act and the 1996 Act contain provisions which encourage competition from such other sources. The Company cannot predict the extent to which competition will materialize from other cable television operators, local telephone companies, other distribution systems for delivering television programming to the home, or other potential competitors, or, if such competition materializes, the extent of its effect on the Company.

   The 1996 Act repealed the prohibition on CLECs from providing video programming directly to customers within their local exchange areas other than in rural areas or by specific waiver of FCC rules. The 1996 Act also authorized CLECs to operate "open video systems" ("OVS") without obtaining a local cable franchise, although CLECs operating such a system can be required to make payments to local governmental bodies in lieu of cable franchise fees. Where demand exceeds capacity, up to two-thirds of the channels on an OVS must be available to programmers unaffiliated with the CLEC. The statute states that the OVS scheme supplants the FCC's "video dialtone" rules. The FCC has promulgated rules to implement the OVS concept, and New Jersey Bell Telephone Company has been granted permission to convert its video dialtone authorization in Dover Township, New Jersey to an OVS authorization.

   The Company believes that the provision of video programming by telephone companies in competition with the Company's existing operations could have an adverse effect on the Company's financial condition and results of operations. At this time, the impact of any such effect is not known or estimable.

   The Company also competes with DBS service providers. DBS has been available to consumers since 1994. A single DBS satellite can provide more than 100 channels of programming. DBS service can be received virtually anywhere in the United States through the installation of a small outdoor antenna. DBS service is being heavily marketed on a nationwide basis by several service providers. At this time, any impact of DBS competition on the Company's future results is not known or estimable.

           QUANTITATIVE AND QUALITATIVE DISCLOSURE ABOUT MARKET RISK
                             (Dollars in thousands)

   The Company uses fixed and variable rate debt to fund its working capital requirements, capital expenditures and acquisitions. These debt arrangements expose the Company to market risk related to changes in interest rates. The Company enters into pay-fixed agreements to effectively convert a portion of its variable-rate debt to fixed-rate debt to reduce the risk of incurring higher interest costs due to rising interest rates. As of December 31, 1999, the Company had interest rate swap agreements covering notional principal of $115,000 that expire through 2008 and that fix the interest rate at an average of 6.68%. The Company also enters into receive-fixed agreements to effectively convert a portion of its fixed-rate debt to a variable-rate debt which is indexed to LIBOR to reduce the risk of incurring higher interest costs in periods of falling interest rates. As of December 31, 1999, the Company had interest rate swap agreements covering notional principal of $80,000 that expire through 2003 and that have a variable rate at an average of 5.86%. The Company enters into interest rate caps to reduce the risk of incurring higher interest costs due to rising interest rates. As of December 31, 1999, the Company had interest rate cap agreements covering a notional amount of $400,000, which expire in 2002 and cap rates at an average rate of 6.88%. As of December 31, 1999, the Company had interest rate collar agreements covering a notional amount of $200,000, with $100,000 expiring in each of 2001 and 2002. The interest rate collar agreements have average floor rates of 5.95% and 6.30% and average cap rates of 5.95% and 6.30%, respectively. These agreements also have maximum cap rates of 6.64% and maximum floor rates of 4.65% and 4.95%, respectively. The Company does not enter into any interest rate swaps, caps or collars agreements for trading purposes. The Company is exposed to market risk in the event of non-performance by the banks. No such non-performance is expected. The table below summarizes the fair values and contract terms of the Company's financial instruments subject to interest rate risk as of December 31, 1999.

                                    Expected Maturity Fair
                         ------------------------------------------------                            Fair
                           2000      2001      2002      2003      2004    Thereafter    Total      Value
                         --------  --------  --------  --------  --------  ----------  ---------- ----------
Debt and Redeemable
 Preferred Stock:
Fixed Rate.............. $282,375  $ 23,000  $545,000  $897,840  $531,847  $4,899,506  $7,179,506 $6,625,411
 Average Interest Rate..     9.86%     9.87%     9.88%     9.87%     9.86%       9.78%
Variable Rate...........  108,371   262,401   341,571   443,350   387,300   1,553,574   3,096,567  3,096,567
 Average Interest Rate..     7.97%     8.50%     8.62%     8.62%     8.64%       8.45%
Interest Rate Swaps,
 Caps and Collars:
Variable to Fixed Swaps  $ 40,000  $     --  $     --  $     --  $     --  $   75,000  $  115,000 $    5,287
Average Pay Rate........     6.68%       --        --        --        --        6.68%
Average Receive Rate....     6.24%       --        --        --        --        7.32%
Fixed to Variable
 Swaps..................       --        --    35,000    45,000        --          --      80,000     (2,113)
Average Pay Rate........       --        --      5.86%     5.86%       --          --
Average Receive Rate....       --        --      7.08%     7.10%       --          --
Interest Rate Caps......       --        --   400,000        --        --          --     400,000      3,470
Average Cap Rate........       --                6.88%       --        --
Interest Rate Collars...       --   100,000   100,000        --        --          --     200,000        (41)
Maximum Cap Rate........       --      6.64%     6.64%       --        --          --
Average Cap and Floor
 Rate...................       --      5.95%     6.30%       --        --          --
Minimum Floor Rate......       --      4.65%     4.95%       --        --          --

   Interest rates on variable debt are estimated by us using the average implied forward London Interbank Offer Rate ("LIBOR") rates for the year of maturity based on the yield curve in effect at December 31, 1999, plus the borrowing margin in effect at December 31, 1999. Average receive rates on the variable to fixed swaps are estimated by us using the average implied forward LIBOR rates for the year of maturity based on the yield curve in effect at December 31, 1999.

                  FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

   The consolidated financial statements of Adelphia and related notes thereto and independent auditors' report follow.

                          INDEPENDENT AUDITORS' REPORT

Adelphia Communications Corporation:

   We have audited the accompanying consolidated balance sheets of Adelphia Communications Corporation and subsidiaries as of December 31, 1998 and 1999, and the related consolidated statements of operations, of convertible preferred stock, common stock and other stockholders' equity (deficiency), and of cash flows for the year ended March 31, 1998, the nine months ended December 31, 1998 and the year ended December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Adelphia Communications Corporation and subsidiaries at December 31, 1998 and 1999, and the results of their operations and their cash flows for the year ended March 31, 1998, the nine months ended December 31, 1998 and the year ended December 31, 1999 in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Pittsburgh, Pennsylvania
March 29, 2000

              ADELPHIA COMMUNICATIONS CORPORATION AND SUBSIDIARIES

                          CONSOLIDATED BALANCE SHEETS
                (Dollars in thousands, except per share amounts)

                                                           December 31,
                                                      ------------------------
                                                         1998         1999
                                                      -----------  -----------
ASSETS:
Property, plant and equipment--net..................  $ 1,207,655  $ 3,972,329
Intangible assets--net..............................    1,029,159   12,095,873
Cash and cash equivalents...........................      398,644      186,874
U.S. government securities--pledged.................       58,054       29,899
Investments.........................................      196,893      280,874
Subscriber receivables--net.........................       53,911      194,399
Prepaid expenses and other assets--net..............      114,625      328,675
Investment in and amounts due from Olympus (Note
 1).................................................      191,408           --
Related party receivables--net......................       44,108      178,577
                                                      -----------  -----------
  Total.............................................  $ 3,294,457  $17,267,500
                                                      ===========  ===========
LIABILITIES, PREFERRED STOCK, COMMON STOCK AND
 OTHER STOCKHOLDERS' EQUITY (DEFICIENCY):
Subsidiary debt.....................................  $ 1,717,240  $ 6,513,813
Parent debt.........................................    1,810,212    2,777,919
Accounts payable....................................       96,985      442,561
Subscriber advance payments and deposits............       19,377       57,651
Accrued interest and other liabilities..............      137,131      495,564
Deferred income taxes...............................      109,609    2,113,097
                                                      -----------  -----------
  Total liabilities.................................    3,890,554   12,400,605
                                                      -----------  -----------
Minority interests..................................       48,784      736,497
                                                      -----------  -----------
Adelphia Business Solutions redeemable exchangeable
 preferred stock....................................      228,674      260,848
                                                      -----------  -----------
13% Series B cumulative redeemable exchangeable
 preferred stock....................................      148,191      148,363
                                                      -----------  -----------
Commitments and contingencies (Note 5)
Convertible preferred stock, common stock and other
 stockholders' equity (deficiency):
8 1/8% Series C convertible preferred stock
 ($100,000 liquidation preference)..................            1            1
5 1/2% Series D convertible preferred stock
 ($575,000 liquidation preference)..................           --           29
Class A common stock, $.01 par value, 200,000,000
 and 1,200,000,000 shares authorized, 31,258,843 and
 113,051,118 shares outstanding, respectively.......          313        1,131
Class B common stock, $.01 par value, 25,000,000 and
 300,000,000 shares authorized, respectively,
 10,834,476 shares outstanding......................          108          108
Additional paid-in capital..........................      738,102    5,863,633
Accumulated other comprehensive income..............           --        3,239
Accumulated deficit.................................   (1,760,270)  (1,997,553)
Treasury stock, at cost, 1,091,524 shares of Class A
 common stock and 20,000 shares of 8 1/8% Series C
 convertible preferred stock........................           --     (149,401)
                                                      -----------  -----------
Convertible preferred stock, common stock and other
 stockholders' equity (deficiency)..................   (1,021,746)   3,721,187
                                                      -----------  -----------
  Total.............................................  $ 3,294,457  $17,267,500
                                                      ===========  ===========

                See notes to consolidated financial statements.

              ADELPHIA COMMUNICATIONS CORPORATION AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF OPERATIONS
                (Dollars in thousands, except per share amounts)

                                                        Nine Months
                                            Year Ended     Ended      Year Ended
                                            March 31,   December 31, December 31,
                                               1998         1998         1999
                                            ----------  ------------ ------------
Revenues..................................  $ 524,889    $ 496,014    $1,287,968
                                            ---------    ---------    ----------
Operating expenses:
  Direct operating and programming........    167,288      167,963       432,612
  Selling, general and administrative.....     95,731      107,249       340,579
  Depreciation and amortization...........    145,041      140,823       370,836
  Merger and integration costs............         --           --         4,736
                                            ---------    ---------    ----------
    Total.................................    408,060      416,035     1,148,763
                                            ---------    ---------    ----------
Operating income..........................    116,829       79,979       139,205
                                            ---------    ---------    ----------
Other income (expense):
  Priority investment income from
   Olympus................................     47,765       36,000        36,000
  Interest expense--net (Note 1)..........   (243,554)    (180,452)     (359,585)
  Equity in loss of Olympus and other
   joint ventures.........................    (66,089)     (48,891)      (60,618)
  Equity in loss of Adelphia Business
   Solutions joint ventures...............    (12,967)      (9,580)       (7,758)
  Minority interest in net losses of
   subsidiaries...........................         --       25,772        38,699
  Adelphia Business Solutions preferred
   stock dividends........................    (12,682)     (21,536)      (32,173)
  Other...................................      2,538        1,113         1,865
                                            ---------    ---------    ----------
  Total...................................   (284,989)    (197,574)     (383,570)
                                            ---------    ---------    ----------
Loss before income taxes and extraordinary
 loss.....................................   (168,160)    (117,595)     (244,365)
Income tax benefit........................      5,606        6,802        14,493
                                            ---------    ---------    ----------
Loss before extraordinary loss............   (162,554)    (110,793)     (229,872)
Extraordinary loss on early retirement of
 debt (net of income taxes of $7,200 in
 1999)....................................    (11,325)      (4,337)      (10,658)
                                            ---------    ---------    ----------
Net loss..................................   (173,879)    (115,130)     (240,530)
Dividend requirements applicable to
 preferred stock..........................    (18,850)     (20,718)      (41,963)
                                            ---------    ---------    ----------
Net loss applicable to common
 stockholders.............................   (192,729)    (135,848)     (282,493)
  Other comprehensive income--unrealized
   gain on available-for-sale securities
   (net of income taxes of $2,237)........         --           --         3,239
                                            ---------    ---------    ----------
Comprehensive income......................  $(192,729)   $(135,848)   $ (279,254)
                                            =========    =========    ==========
Basic and diluted loss per weighted
 average share of common stock before
 extraordinary loss.......................  $   (6.07)   $   (3.63)   $    (3.73)
Basic and diluted extraordinary loss on
 early retirement of debt per weighted
 average share of common stock............      (0.38)       (0.12)        (0.15)
Basic and diluted net loss per weighted
 average share of common stock............  $   (6.45)   $   (3.75)   $    (3.88)
                                            =========    =========    ==========
Weighted average shares of common stock
 outstanding (in thousands)...............     29,875       36,226        72,824
                                            =========    =========    ==========

                See notes to consolidated financial statements.

              ADELPHIA COMMUNICATIONS CORPORATION AND SUBSIDIARIES

      CONSOLIDATED STATEMENTS OF CONVERTIBLE PREFERRED STOCK, COMMON STOCK
                  AND OTHER STOCKHOLDERS' EQUITY (DEFICIENCY)
                             (Dollars in thousands)

                                                                          Accumulated
                          Series C    Series D   Class  Class                Other
                         Convertible Convertible   A      B    Additional   Compre-
                          Preferred   Preferred  Common Common  Paid-In     hensive   Accumulated  Treasury
                            Stock       Stock    Stock  Stock   Capital     Income      Deficit     Stock      Total
                         ----------- ----------- ------ ------ ---------- ----------- -----------  -------- -----------
Balance, March 31,
 1997...................     $--         $--      $161   $109   $219,408      $--     $(1,473,559)   $--    $(1,253,881)
 Issuance of Class A
  common stock for cable
  television assets.....      --          --        39     --     33,792       --              --     --         33,831
 Issuance of Series C
  convertible preferred
  stock.................       1          --        --     --     96,999       --              --     --         97,000
 Dividend requirements
  applicable to
  exchangeable preferred
  stock.................      --          --        --     --    (14,246)      --              --     --        (14,246)
 Dividend requirements
  applicable to
  convertible preferred
  stock.................      --          --        --     --     (4,604)      --              --     --         (4,604)
 Other..................      --          --        --     --        (86)      --              --     --            (86)
 Net loss...............      --          --        --     --         --       --        (173,879)    --       (173,879)
                             ---         ---      ----   ----   --------      ---     -----------    ---    -----------
Balance, March 31,
 1998...................       1          --       200    109    331,263       --      (1,647,438)    --     (1,315,865)
                             ---         ---      ----   ----   --------      ---     -----------    ---    -----------
 Adelphia Business
  Solutions issuance of
  Class A common stock..      --          --        --      -    146,440       --              --     --        146,440
 Issuance of Class A
  common stock..........      --          --        88     --    267,838       --              --     --        267,926
 Dividend requirements
  applicable to
  exchangeable preferred
  stock.................      --          --        --     --    (14,625)      --              --     --        (14,625)
 Dividend requirements
  applicable to
  convertible preferred
  stock.................      --          --        --     --     (6,093)      --              --     --         (6,093)
 Issuance of Class A
  common stock for
  affiliate cable
  television assets.....      --          --        23     --     77,085       --              --     --         77,108
 Excess of purchase
  price over carrying
  value of cable
  television assets
  purchased from
  affiliate.............      --          --        --     --    (63,676)      --              --     --        (63,676)
 Conversion of Class B
  common stock into
  Class A common stock..      --          --         1     (1)        --       --              --     --             --
 Other..................      --          --         1     --       (130)      --           2,298     --          2,169
 Net loss...............      --          --        --     --         --       --        (115,130)    --       (115,130)
                             ---         ---      ----   ----   --------      ---     -----------    ---    -----------
Balance, December 31,
 1998...................     $ 1         $--      $313   $108   $738,102      $--     $(1,760,270)   $--    $(1,021,746)
                             ===         ===      ====   ====   ========      ===     ===========    ===    ===========

                See notes to consolidated financial statements.

              ADELPHIA COMMUNICATIONS CORPORATION AND SUBSIDIARIES

      CONSOLIDATED STATEMENTS OF CONVERTIBLE PREFERRED STOCK, COMMON STOCK
            AND OTHER STOCKHOLDERS' EQUITY (DEFICIENCY) (continued)
                             (Dollars in thousands)

                        Series C    Series D   Class  Class               Accumulated
                       Convertible Convertible   A      B    Additional      Other
                        Preferred   Preferred  Common Common  Paid-In    Comprehensive Accumulated  Treasury
                          Stock       Stock    Stock  Stock   Capital       Income       Deficit      Stock       Total
                       ----------- ----------- ------ ------ ----------  ------------- -----------  ---------  -----------
 Balance, December
  31, 1998..........       $ 1         $--     $  313  $108  $  738,102     $   --     $(1,760,270) $      --  $(1,021,746)
                           ---         ---     ------  ----  ----------     ------     -----------  ---------  -----------
 Net proceeds from
  issuance of Class
  A common stock....        --          --        225    --   1,186,290         --              --         --    1,186,515
 Net proceeds from
  issuance of Series
  D Convertible
  Preferred stock...        --          29         --    --     557,430         --              --         --      557,459
 Adelphia Business
  Solutions Issuance
  of Class A common
  stock.............        --          --         --    --     109,015         --              --         --      109,015
 Treasury stock
  purchase..........        --          --         --    --          --         --              --   (149,401)    (149,401)
 Dividend
  requirements
  applicable to
  exchangeable
  preferred stock...        --          --         --    --     (19,500)        --              --         --      (19,500)
 Dividend
  requirements
  applicable to
  convertible
  preferred stock...        --          --         --    --     (22,239)        --              --         --      (22,239)
 Issuance of Class A
  common stock in
  connection with
  acquisitions......        --          --        593    --   3,336,145         --              --         --    3,336,738
 Net unrealized gain
  on available-for-
  sale securities...        --          --         --    --          --      3,239              --         --        3,239
 Other..............        --          --         --    --     (21,610)        --           3,247         --      (18,363)
 Net loss...........        --          --         --    --          --         --        (240,530)        --     (240,530)
                           ---         ---     ------  ----  ----------     ------     -----------  ---------  -----------
 Balance, December
  31, 1999..........       $ 1         $29     $1,131  $108  $5,863,633     $3,239     $(1,997,553) $(149,401) $ 3,721,187
                           ===         ===     ======  ====  ==========     ======     ===========  =========  ===========

                See notes to consolidated financial statements.

              ADELPHIA COMMUNICATIONS CORPORATION AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                             (Dollars in thousands)

                                                       Nine Months
                                           Year Ended     Ended      Year Ended
                                           March 31,   December 31, December 31,
                                              1998         1998         1999
                                           ----------  ------------ ------------
Cash flows from operating activities:
 Net loss................................  $ (173,879)  $ (115,130)  $ (240,530)
 Adjustments to reconcile net loss to net
  cash provided by operating activities:
 Depreciation and amortization...........     145,041      140,823      370,836
 Noncash interest expense................      37,430       23,663       52,068
 Noncash dividends.......................      12,682       21,536       32,173
 Equity in loss of Olympus and other
  joint ventures.........................      66,089       48,891       60,618
 Equity in loss of Adelphia Business
  Solutions joint ventures...............      12,967        9,580        7,758
 Gain on sale of investments.............      (2,538)          --       (2,354)
 Minority interest in losses of
  subsidiaries...........................          --      (25,772)     (38,699)
 Extraordinary loss on early retirement
  of debt--net of income tax benefit.....      11,325        4,337       10,658
 Decrease in deferred taxes, net of
  effects of acquisitions................      (6,305)      (6,510)     (18,179)
 Changes in operating assets and
  liabilities, net of effects of
  acquisitions:
  Subscriber receivables.................      (4,351)     (19,874)     (70,110)
  Prepaid expenses and other.............     (23,437)      (6,942)     210,381
  Accounts payable.......................       4,282       31,029      232,991
  Subscriber advance payments and
   deposits..............................         658        1,678      (14,594)
  Accrued interest and other.............     (13,694)      31,051     (260,878)
                                           ----------   ----------   ----------
Net cash provided by operating
 activities..............................      66,270      138,360      332,139
                                           ----------   ----------   ----------
Cash flows used for investing activities:
 Acquisitions, net of cash acquired......    (146,546)    (403,851)  (2,178,037)
 Expenditures for property, plant and
  equipment..............................    (183,586)    (255,797)    (819,197)
 Investments in Adelphia Business
  Solutions joint ventures...............     (64,260)     (69,018)     (24,496)
 Investments in other joint ventures.....     (22,591)     (12,540)     (31,869)
 Purchase of minority interest in
  Adelphia Business Solutions............          --      (15,580)          --
 Investment in U.S. government
  securities--pledged....................     (83,400)          --           --
 Sale of U.S. government securities--
  pledged................................      15,653       15,312       30,626
 Amounts invested in and advanced to
  Olympus and related parties............     (91,468)    (274,216)    (521,649)
 Proceeds from sale of investments.......      12,678           --           --
 Other...................................          --           --       22,400
                                           ----------   ----------   ----------
Net cash used for investing activities...    (563,520)  (1,015,690)  (3,522,222)
                                           ----------   ----------   ----------
Cash flows from financing activities:
 Proceeds from debt......................   1,298,137      836,176    3,184,579
 Repayments of debt......................    (977,591)    (269,778)  (1,971,534)
 Costs associated with debt financings...     (20,498)      (7,125)     (35,562)
 Premium paid on early retirement of
  debt...................................     (12,153)      (3,634)     (13,566)
 Issuance of Adelphia Business Solutions
  Class A common stock...................          --      205,599      262,413
 Issuance of Class A common stock........          --      275,880    1,215,999
 Costs associated with issuances of
  common stock...........................          --      (22,196)     (30,366)
 Issuance of redeemable exchangeable
  preferred stock........................     147,976           --           --
 Issuance of convertible preferred
  stock..................................      97,000           --      557,649
 Issuance of Adelphia Business Solutions
  redeemable exchangeable preferred
  stock..................................     194,522           --           --
 Payments to acquire treasury stock......          --           --     (149,401)
 Preferred stock dividends paid..........     (14,787)     (15,843)     (41,898)
                                           ----------   ----------   ----------
Net cash provided by financing
 activities..............................     712,606      999,079    2,978,313
                                           ----------   ----------   ----------
Increase (decrease) in cash and cash
 equivalents.............................     215,356      121,749     (211,770)
Cash and cash equivalents, beginning of
 period..................................      61,539      276,895      398,644
                                           ----------   ----------   ----------
Cash and cash equivalents, end of
 period..................................  $  276,895   $  398,644   $  186,874
                                           ==========   ==========   ==========
Supplemental disclosure of cash flow
 activity--cash payments for interest....  $  220,888   $  162,113   $  331,427
                                           ==========   ==========   ==========

                See notes to consolidated financial statements.

              ADELPHIA COMMUNICATIONS CORPORATION AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                (Dollars in thousands, except per share amounts)


1. The Company and Summary of Significant Accounting Policies:

 The Company and Basis for Consolidation

   Adelphia Communications Corporation and subsidiaries ("Adelphia") owns, operates and manages cable television systems and other related telecommunications businesses. Adelphia's operations consist primarily of selling video programming which is distributed to subscribers for a monthly fee through a network of fiber optic and coaxial cables. These services are offered in the respective franchise areas under the name Adelphia. Adelphia Business Solutions, Inc. (formerly Hyperion Telecommunications, Inc.) and subsidiaries ("Adelphia Business Solutions" or "ABIZ") is a consolidated subsidiary of Adelphia which owns, operates and manages entities which provide competitive local exchange carrier ("CLEC") telecommunications services under the name Adelphia Business Solutions.

   On March 30, 1999, the Board of Directors of Adelphia changed Adelphia's fiscal year from March 31 to December 31. The decision was made to conform to general industry practice and for administrative purposes. The change became effective for the nine months ended December 31, 1998.

   On October 25, 1999, the stockholders of Hyperion Telecommunications, Inc. elected to change the name Hyperion to Adelphia Business Solutions, Inc. The name change was effective October 25, 1999.

   The consolidated financial statements include the accounts of Adelphia, its majority owned subsidiaries and subsidiaries that are 50% owned and controlled by Adelphia. All significant intercompany accounts and transactions have been eliminated in consolidation.

   During the year ended March 31, 1998, the nine months ended December 31, 1998 and the year ended December 31, 1999, Adelphia consummated several acquisitions, each of which was accounted for using the purchase method. Accordingly, the financial results of each acquisition have been included in the consolidated results of Adelphia effective from the date acquired.

   On September 12, 1997, Adelphia Business Solutions consummated an agreement with Time Warner Entertainment-Advance/Newhouse ("TWEAN") to exchange interests in four New York CLEC networks. As a result of the transaction, Adelphia Business Solutions paid TWEAN $7,638 and increased its ownership in the networks serving Buffalo and Syracuse, New York to 60% and 100%, respectively, and eliminated its interest in the Albany and Binghamton networks, which became wholly owned by TWEAN.

   On December 3, 1997, Adelphia exchanged its interest in Oxford, North Carolina, a system which served approximately 4,400 subscribers, for TWEAN's interest in its DuBois, Pennsylvania system, which served approximately 3,800 subscribers.

   On February 12, 1998, Adelphia Business Solutions issued a warrant for 731,624 shares of Adelphia Business Solutions Class A Common Stock to its 50% partner in Adelphia Business Solutions of Harrisburg in exchange for such partnership interest.

   On February 12, 1998, Adelphia Business Solutions acquired the remaining partnership interests in its Buffalo, NY, Louisville, KY and Lexington, KY networks for approximately $18,300.

   On February 12, 1998, Adelphia Business Solutions acquired the remaining partnership interests in its Morristown and New Brunswick, NJ networks for approximately $26,328.

              ADELPHIA COMMUNICATIONS CORPORATION AND SUBSIDIARIES

                (Dollars in thousands, except per share amounts)


   On March 6, 1998, Adelphia exercised its option to purchase the remaining 15% of its Northeast Cable, Inc. system. Adelphia issued 341,220 shares of Class A common stock to the sellers in connection with this purchase.

   In addition to the acquisitions mentioned above, during the year ended March 31, 1998, Adelphia completed several other acquisitions. Systems acquired served approximately 65,500 basic subscribers at the date of acquisition primarily in Virginia, western New York, Pennsylvania, Maryland and West Virginia and were purchased for an aggregate price of approximately $107,000 in cash and 3,571,428 shares of Adelphia Class A common stock.

   On April 1, 1998, Adelphia exchanged its interest in its Mansfield, Ohio area systems, which served approximately 64,400 subscribers, and approximately $11,000 cash for Time Warner Entertainment's interests in systems adjacent to systems owned or managed by Adelphia in Virginia, New England and New York, which served approximately 70,200 subscribers.

   On July 31, 1998, Adelphia consummated its transaction with AT&T to form a joint venture limited partnership in the Western New York region (the "Western New York Partnership"). Pursuant to this agreement, Adelphia contributed its Western New York and Lorain, Ohio systems totaling approximately 298,000 subscribers and certain programming assets and $440,000 in debt. Subsidiaries of AT&T contributed their cable systems in Buffalo, New York; Erie, Pennsylvania; and Ashtabula and Lake County, Ohio, totaling approximately 171,000 subscribers and $228,000 in debt. Adelphia and AT&T hold a 66.7% and 33.3% interest, respectively, in the partnership. Adelphia manages the partnership.

   On September 30, 1998, Adelphia merged one of its subsidiaries with the subsidiary of AT&T that held an interest in Syracuse Hilton Head Holdings, L.P. ("SHHH, L.P."), an Adelphia managed partnership controlled by the Rigas family, principal stockholders of Adelphia. Pursuant to the merger agreement, AT&T received 2,250,000 newly issued shares of Adelphia's Class A common stock. Simultaneously, SHHH, L.P. distributed certain cable systems, which served approximately 34,100 subscribers, in Virginia and North Carolina to Adelphia, in exchange for the interest acquired by Adelphia from AT&T as described above, Adelphia's preferred equity investment in Managed Partnership and certain affiliate receivables owed to Adelphia.

   In addition to the acquisitions mentioned above, for the nine months ended December 31, 1998, Adelphia completed several other acquisitions. These acquisitions served approximately 75,250 basic subscribers at the date of acquisition primarily in southern New York, western Pennsylvania, Connecticut and Vermont and were purchased for an aggregate price of approximately $163,500.

   On January 21, 1999, Adelphia acquired Verto Communications, Inc. ("Verto") pursuant to a merger agreement among Adelphia, Verto and Verto's shareholders. These systems served approximately 56,000 subscribers in the greater Scranton, PA area at the date of acquisition. In connection with the Verto acquisition, Adelphia issued 2,561,024 shares of its Class A common stock to the former owners of Verto and assumed approximately $35,000 of net liabilities of Verto.

   On March 31, 1999, Adelphia Business Solutions consummated purchase agreements with subsidiaries of MediaOne of Colorado, Inc. ("MediaOne"), its local partner in the Jacksonville, FL and Richmond, VA networks, whereby MediaOne received approximately $81,520 in cash for MediaOne's ownership interests in these networks. In addition, Adelphia Business Solutions will be responsible for the payment of fiber lease liabilities due to MediaOne in the amount of approximately $14,500 over the next ten years. As a result of the transactions, Adelphia Business Solutions' ownership interest in each of these networks increased to 100%.

              ADELPHIA COMMUNICATIONS CORPORATION AND SUBSIDIARIES

                (Dollars in thousands, except per share amounts)


   On October 1, 1999, the partnership interests of Olympus held by Telesat Cablevision, Inc., a subsidiary of FPL Group, Inc. were redeemed. The redemption was made in exchange for noncash assets of Olympus of approximately $100,000. As a result of this transaction, Adelphia's ownership in Olympus increased to 100% and Adelphia began to consolidate Olympus into its financial statements effective October 1, 1999.

   On October 1, 1999, Adelphia acquired Century Communications Corp., ("Century") through a merger whereby Century was merged with and into a wholly owned subsidiary of Adelphia, Arahova Communications, Inc., ("Arahova") pursuant to an agreement and plan of merger, dated as of March 5, 1999, and as amended on July 12, 1999 and as further amended on July 29, 1999. In connection with the closing of the Century acquisition, Adelphia issued approximately 47,800,000 new shares of Adelphia Class A common stock and paid approximately $811,900 to the stockholders of Century, and assumed approximately $1,700,000 of debt. This transaction was approved by Century and Adelphia stockholders at their respective stockholders' meetings on October 1, 1999. As of October 1, 1999, Century had approximately 1,610,000 basic subscribers primarily in California, Puerto Rico, and throughout the United States after giving effect to Century's pending joint venture with AT&T, which closed on December 7, 1999. At the effective time of the merger, Adelphia also purchased Citizens Cable Company's 50% interest in the Citizens/Century Cable Television Joint Venture, one of Century's 50% owned joint ventures, for a purchase price of approximately $131,900, comprised of approximately $27,700 in cash, approximately 1,850,000 shares of Adelphia Class A common stock and the assumption of indebtedness. This joint venture serves approximately 92,300 basic subscribers in California and was jointly owned by Century and Citizens Cable Company, a subsidiary of Citizens Utilities Company.

   On October 1, 1999, Adelphia acquired FrontierVision Partners, L.P. ("FrontierVision"). As of October 1, 1999, FrontierVision served approximately 710,000 basic subscribers primarily in Ohio, Kentucky, New England and Virginia. In connection with the acquisition, Adelphia issued 7,000,000 shares of its Class A common stock, assumed debt of approximately $1,150,000 and paid cash of approximately $543,300.

   On October 1, 1999, Adelphia acquired Harron Communications Corp. ("Harron"). As of October 1, 1999, Harron served approximately 296,000 basic subscribers primarily in southeastern Pennsylvania, Michigan, Massachusetts and New Hampshire and were purchased for an aggregate price of approximately $1,211,704.

   On December 7, 1999, subsidiaries of Arahova consummated a transaction with AT&T to form a joint venture limited partnership in the Los Angeles, CA area. Pursuant to this agreement, Arahova, Adelphia and AT&T contributed cable systems that served approximately 800,000 basic subscribers. Arahova and Adelphia hold a combined interest of 75% and AT&T holds a 25% interest in the partnership. As part of this transaction, Arahova and AT&T exchanged cable systems owned by Arahova in certain communities in northern California for certain cable systems owned by AT&T in southern California, allowing each of them to unify operations in existing service areas. AT&T exchanged its East San Fernando Valley cable system serving approximately 103,500 basic subscribers for Arahova's northern California cable systems (San Pablo, Benecia, Fairfield and Rohnert Park, California), serving approximately 96,500 basic subscribers. No gain or loss was recognized on this system swap due to the Company's application of purchase accounting in connection with the Arahova merger.

   In addition to the acquisitions mentioned above, for the year ended December 31, 1999, Adelphia completed several other acquisitions. These acquisitions served approximately 136,700 basic subscribers at the date of acquisition primarily in Ohio, Virginia, Kentucky, Pennsylvania, California and West Virginia and were purchased for an aggregate price of approximately $539,200.

              ADELPHIA COMMUNICATIONS CORPORATION AND SUBSIDIARIES

                (Dollars in thousands, except per share amounts)

   The approximate aggregate purchase price for the significant 1999 acquisitions was comprised of the following:

Cash, net of cash acquired.......................................... $1,992,000
Assumed debt........................................................  4,530,000
Adelphia Class A common stock.......................................  3,337,000
                                                                     ----------
                                                                     $9,859,000
                                                                     ==========

   The value assigned to the Adelphia Class A common stock was based on the average closing price of Adelphia Class A common stock a few days before and after the respective acquisitions were agreed to and announced.

   The Company has made a preliminary allocation of the purchase price based on estimated fair values. A final allocation of the purchase price will be made upon receipt of final third party appraisals. The preliminary allocation was as follows:

Property, plant and equipment...................................... $ 1,983,000
Intangible assets (primarily franchise)............................  10,473,000
Other..............................................................  (2,597,000)
                                                                    -----------
                                                                    $ 9,859,000
                                                                    ===========

   The following unaudited financial information assumes that the acquisitions that were consummated during the year ended December 31, 1999 had occurred on April 1, 1997.

                                                       Nine Months
                                            Year Ended    Ended      Year Ended
                                            March 31,  December 31, December 31,
                                               1998        1998         1999
                                            ---------- ------------ ------------
Revenues................................... $1,875,023  $1,583,431   $2,486,645
Loss before extraordinary loss.............    522,659     369,721      351,858
Net loss...................................    553,385     439,229      405,083
Basic and diluted net loss per weighted
 average share of common stock.............       6.21        4.60         3.51

 Investment in Olympus Joint Venture Partnership

   As described above, Adelphia's ownership in Olympus increased to 100% effective October 1, 1999, at which time Adelphia began to consolidate Olympus into its financial statements. Prior to October 1, 1999, Adelphia's investment in the partnership comprised both limited and general partner interests. The general partner interest represented a 50% voting interest in Olympus and was being accounted for using the equity method. Under this method, Adelphia's investment, initially recorded at the historical cost of contributed property, was adjusted for subsequent capital contributions and its share of the losses of the partnership as well as its share of the accretion requirements of the partnership's interests. The limited partner interest represented a preferred interest ("PLP interests") entitled to a 16.5% annual return. At March 31, 1998 and December 31, 1998, Adelphia owned $325,911 and $366,861 in Olympus PLP interests, respectively.

              ADELPHIA COMMUNICATIONS CORPORATION AND SUBSIDIARIES

                (Dollars in thousands, except per share amounts)


   The PLP interests were nonvoting, were senior to claims of certain other partner interests, and provided for an annual priority return of 16.5%. Olympus was not required to pay the entire 16.5% return currently and priority return on PLP interests was recognized as income by Adelphia when received. Correspondingly, equity in net loss of Olympus excludes accumulated unpaid priority return (Note 2). After October 1, 1999, all such investments and returns eliminate in the consolidation of Adelphia.

 Subscriber Revenues

   Subscriber revenues are recorded in the month the service is provided.

 Property, Plant and Equipment

   Property, plant and equipment, at cost, are comprised of the following:

                                                             December 31,
                                                        -----------------------
                                                           1998        1999
                                                        ----------  -----------
Operating plant and equipment.......................... $1,317,467  $ 3,427,724
Telecommunications networks............................     59,764      139,248
Network monitoring.....................................    165,697      431,078
Real estate and improvements...........................     81,934      194,983
Support equipment......................................     30,533       92,438
Construction in progress...............................    283,133      825,265
                                                        ----------  -----------
                                                         1,938,528    5,110,736
Accumulated depreciation...............................   (730,873)  (1,138,407)
                                                        ----------  -----------
                                                        $1,207,655  $ 3,972,329
                                                        ==========  ===========

   Depreciation is computed on the straight-line method using estimated useful lives of 5 to 12 years for operating plant and equipment and 3 to 20 years for support equipment and real estate. Additions to property, plant and equipment are recorded at cost which includes amounts for material, applicable labor and overhead, and interest. Depreciation expense amounted to $93,688, $98,699 and $222,158 for the year ended March 31, 1998, the nine months ended December 31, 1998 and the year ended December 31, 1999, respectively. Capitalized interest amounted to $5,985, $11,285 and $25,135 for the year ended March 31, 1998, the nine months ended December 31, 1998 and the year ended December 31, 1999, respectively.

 Intangible Assets

   Intangible assets, at cost, net of accumulated amortization, are comprised of the following:

                                                              December 31,
                                                         ----------------------
                                                            1998       1999
                                                         ---------- -----------
Purchased franchises.................................... $  828,410 $ 9,480,123
Goodwill................................................    119,012   2,390,050
Non-compete agreements..................................      8,922      15,383
Purchased subscribers lists.............................     72,815     210,317
                                                         ---------- -----------
                                                         $1,029,159 $12,095,873
                                                         ========== ===========

              ADELPHIA COMMUNICATIONS CORPORATION AND SUBSIDIARIES

                (Dollars in thousands, except per share amounts)

   A portion of the aggregate purchase price of systems acquired has been allocated to purchased franchises, purchased subscriber lists, goodwill and non-compete agreements. Purchased franchises and goodwill are amortized on the straight-line method over 40 years. Purchased subscriber lists are amortized on the straight-line method over periods which range from 5 to 10 years. Non-compete agreements are amortized on the straight-line method over their contractual lives which range from 4 to 12 years. Accumulated amortization of intangible assets amounted to $249,618 and $615,772 at December 31, 1998 and 1999, respectively.

 Cash and Cash Equivalents

   Adelphia considers all highly liquid investments with original maturities of three months or less to be cash equivalents. Interest income on liquid investments was $13,383, $10,752 and $31,809 for the year ended March 31, 1998, the nine months ended December 31, 1998 and the year ended December 31, 1999, respectively. Book overdrafts of $7,855 and $35,000 existed at December 31, 1998 and 1999, respectively. These book overdrafts were reclassified as accrued interest and other liabilities and accounts payable.

 U.S. Government Securities--Pledged

   U.S. Government Securities--Pledged consist of highly liquid investments which will be used to pay the first six semi-annual interest payments of the Adelphia Business Solutions 12 1/4% Senior Secured Notes. Such investments are classified as held-to-maturity and the carrying value approximates market value.

 Investments

   The equity method of accounting is generally used to account for investments which are greater than 20% but not more than 50% owned. Under this method, Adelphia's initial investment is recorded at cost and subsequently adjusted for the amount of its equity in the net income or losses of its investees. Dividends or other distributions are recorded as a reduction of Adelphia's investment. Investments accounted for using the equity method generally reflect Adelphia's equity in the investee's underlying assets.

   Investments in entities in which Adelphia's ownership is 20% or less are generally accounted for using the cost method. Under the cost method, Adelphia's initial investment is recorded at cost and subsequently adjusted for the excess, if any, of dividends or other distributions received over its share of cumulative earnings. Dividends received in excess of earnings subsequent to the date the investment was made are recorded as reductions of the cost of the investment.

              ADELPHIA COMMUNICATIONS CORPORATION AND SUBSIDIARIES

                (Dollars in thousands, except per share amounts)

   Adelphia's nonconsolidated investments are as follows:

                                December 31,
                              ------------------
                                1998      1999
                              --------  --------
Investments accounted for
 using the equity method:
Gross investment:
  Adelphia Business
   Solutions' joint
   ventures.................  $138,614  $ 61,400
  Mobile communications.....    18,249    19,865
  Programming ventures......     1,469    10,627
  Other.....................     2,308     1,430
                              --------  --------
    Total...................   160,640    93,322
                              --------  --------
Investments accounted for
 using the cost method:
  Niagara Frontier Hockey,
   L.P......................    44,897    47,533
  Benbow PCS Ventures,
   Inc......................    17,170    17,192
  Convertible preferred
   stock....................        --    87,433
  Other.....................     6,787    12,972
                              --------  --------
    Total...................    68,854   165,130
                              --------  --------
Investments accounted for as
 available-for-sale
 securities:
  Common stock warrants.....        --    49,890
                              --------  --------
Total investments before
 cumulative equity in net
 losses.....................   229,494   308,342
Cumulative equity in net
 losses.....................   (32,601)  (27,468)
                              --------  --------
Total investments...........  $196,893  $280,874
                              ========  ========

   As a result of the acquisition of Arahova, Adelphia obtained approximately 113,983 shares of United International Holdings, Inc. ("UIH") Series B convertible preferred stock. Each share of this stock is convertible into approximately 21 shares of UIH Class A common stock, at a conversion price of $10.625 per share. This equity instrument was recorded at its fair value of $87,433 on October 1, 1999 in connection with purchase accounting.

   As a result of a contract between Arahova and At Home Corporation ("@Home") to provide @Home high speed internet access on certain systems, Adelphia has received a warrant contract to purchase up to 5,260,000 shares of @Home Series A common stock at $5.25 per share. Deferred revenue is recorded for the fair value of the warrants when earned with corresponding revenue recognized over the remaining life of the contract, which expires in May 2004. The investment in @Home warrants is classified as an available-for-sale security. During 1999, Adelphia recognized revenue of $1,500 related to these warrants. Adelphia's investment in @Home warrants of $34,366 at December 31, 1999 includes $2,354 of unrealized loss.

   Adelphia received warrants to purchase 325,000 shares of common stock in connection with the purchase of digital converters. These warrants are recorded at fair value as a reduction of the cost of such converters when earned. This investment is classified as an available-for-sale security. Adelphia has 18 months to exercise these warrants once they are earned. Approximately 108,000 of these warrants must be exercised by June 30, 2000 or they expire. As of December 31, 1999, Adelphia's investment in these warrants totaled $15,524 and includes an unrealized gain of $7,830.

   Certain members of the Rigas family have entered into an agreement to acquire all the voting interests of Niagara Frontier Hockey, L.P. ("NFHLP"). Closing of the agreement is subject to third party approvals.

              ADELPHIA COMMUNICATIONS CORPORATION AND SUBSIDIARIES

                (Dollars in thousands, except per share amounts)

Adelphia has capital funding notes of NFHLP of $44,897 and $47,533 as of December 31, 1998 and 1999, respectively. The capital funding notes are convertible into non-voting preferred equity of NFHLP at the option of Adelphia. These amounts represent advances to NFHLP plus accrued return of 11.5% to 14.0%. The return on these capital funding notes amounted to approximately $5,100, $4,400 and $3,800 for the year ended March 31, 1998, the nine months ended December 31, 1998 and the year ended December 31, 1999, respectively. Adelphia advanced approximately $7,500 and $14,700, respectively, during the nine months ended December 31, 1998 to fund working capital requirements of NFHLP. These amounts could be repaid by NFHLP in the future or converted into programming rights to air future Buffalo Sabres hockey games. NFHLP continues to generate net losses and working capital deficiencies and is attempting to re-negotiate the terms of certain of its operating and financial agreements. The ability of NFHLP to re-negotiate the terms of certain operating and financial agreements will impact the ability of NFHLP to generate positive operating cash flow in the future. Adelphia is unable to predict the ability of NFHLP to successfully re-negotiate these agreements on terms that are favorable to NFHLP. Management believes that all amounts advanced to NFHLP and the related accrued return are recoverable.

   On September 30, 1999, the FCC granted Adelphia Business Solutions' request to transfer, and Adelphia Business Solutions transferred 195 31-Ghz licenses from Baker Creek Communications (an equity method investment) to a wholly owned subsidiary of Adelphia Business Solutions. At December 31, 1999, $44,605 related to the licenses are included in prepaid expenses and other assets--net on the Consolidated Balance Sheet at December 31, 1999.

 Subscriber Receivables

   An allowance for doubtful accounts of $2,853 and $17,796 is recorded as a reduction of subscriber receivables at December 31, 1998 and 1999, respectively.

 Amortization of Other Assets and Debt Discounts

   Deferred debt financing costs, included in prepaid expenses and other assets, and debt discounts, a reduction of the carrying amount of the debt, are amortized over the term of the related debt. The unamortized amounts of deferred debt financing costs included in prepaid expenses and other assets were $47,542 and $117,838 at December 31, 1998 and 1999, respectively. The aggregate amount by which fair value assigned in purchase accounting to debt and interest rate swaps exceeded or was less than carrying value at the acquisition date is being amortized over the respective remaining 1 to 18 year lives of the underlying debt obligations.

 Franchise Expense

   The typical term of Adelphia's franchise agreements upon renewal is 10 years. Franchise fees range from 3% to 5% of certain subscriber revenues and are expensed currently.

 Basic and Diluted Net Loss Per Weighted Average Share of Common Stock

   Basic net loss per weighted average share of common stock is computed based on the weighted average number of common shares outstanding after giving effect to dividend requirements on Adelphia's preferred stock. Diluted net loss per weighted average common share is equal to basic net loss per weighted average common share because Adelphia's convertible preferred stock had an antidilutive effect for the periods presented; however, the convertible preferred stock could have a dilutive effect on earnings per share in future periods.

              ADELPHIA COMMUNICATIONS CORPORATION AND SUBSIDIARIES

                (Dollars in thousands, except per share amounts)


 Asset Impairments

   Adelphia periodically reviews the carrying value of its long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying value of assets may not be recoverable. Measurement of any impairment would include a comparison of estimated future operating cash flows anticipated to be generated during the remaining life of the assets with their net carrying value. An impairment loss would be recognized as the amount by which the carrying value of the assets exceeds their fair value.

 Noncash Financing and Investing Activities

   Capital leases entered into during the year ended March 31, 1998, the nine months ended December 31, 1998 and the year ended December 31, 1999 totaled $2,842, $15,522 and $10,034, respectively, for Adelphia, excluding Adelphia Business Solutions. Adelphia Business Solutions entered into capital leases totaling $24,500, $1,156 and $5,772, respectively, during the year ended March 31, 1998, the nine months ended December 31, 1998 and the year ended December 31, 1999. Reference is made to Notes 1 and 6 for descriptions of additional noncash financing and investing activities.

 Interest Expense--Net

   Interest expense--net includes interest income of $23,949, $20,952 and $97,797 for the year ended March 31, 1998, the nine months ended December 31, 1998 and the year ended December 31, 1999, respectively. Interest income includes interest income from affiliates on long-term loans and for reimbursement of interest expense on revolving credit agreements, related to short term borrowings by such affiliates (Note 11).

 Interest Rate Swaps, Caps and Collar Agreements

   Net settlement amounts under interest rate swaps, caps and collar agreements are recorded as adjustments to interest expense during the period incurred (Note 3).

 Use of Estimates in the Preparation of Financial Statements

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

 Comprehensive Income (Loss)

   Comprehensive income is required to be presented when a company has items of other comprehensive income during the periods presented. In 1999, other comprehensive income consisted of net unrealized gains on available-for-sale securities. Items of other comprehensive income are excluded from net loss and are included in arriving at comprehensive income (loss).

 Recent Accounting Pronouncements

   Statement of Financial Accounting Standards ("SFAS") No. 133, "Accounting for Derivative Instruments and Hedging Activities," establishes accounting and reporting standards for derivative instruments and for hedging activities. It requires that an entity recognize all derivatives as either assets or liabilities in the

              ADELPHIA COMMUNICATIONS CORPORATION AND SUBSIDIARIES

                (Dollars in thousands, except per share amounts)

statement of financial position and measure those instruments at fair value. Management of the Company has not completed its evaluation of the impact of SFAS No. 133 on the Company's consolidated financial statements. In July 1999, SFAS No. 137 was issued to delay the effective date of SFAS No. 133 to fiscal quarters of fiscal years beginning after June 15, 2000.

   At its January 2000 meeting, the Emerging Issues Task Force ("EITF") reached consensus with respect to issues related to EITF 98-3, "Determining Whether a Transaction is an Exchange of Similar Productive Assets or a Business Combination." As a result of this consensus, Adelphia will be required to account for cable system swaps as a purchase and a disposition of a business at fair value. Management of the Company will monitor the impact of EITF 98-3 as it relates to future transactions of the Company.

 Reclassifications

   Certain March 31, 1998 and December 31, 1998 amounts have been reclassified to conform with the December 31, 1999 presentation.

2. Related Party Investments and Receivables:

   Related party receivables--net represent advances to managed partnerships (Note 11), John J. Rigas and certain members of his immediate family (collectively, the "Rigas family"), including entities they own or control (the "Managed Partnerships"). No related party advances are collateralized.

   As described in Note 1, effective October 1, 1999, Adelphia's ownership interest in Olympus increased to 100%. The information below is as of and for the year ended December 31, 1998, when Adelphia accounted for Olympus under the equity method. Investment in and amounts due from Olympus is comprised of the following:

                                                                    December 31,
                                                                        1998
                                                                    ------------
Cumulative equity in loss over investment in Olympus...............  $(102,888)
Amounts due from Olympus...........................................    294,296
                                                                     ---------
                                                                     $ 191,408
                                                                     =========

   The major components of the financial position of Olympus as of December 31, 1998 and its results of operations for the years ended December 31, 1997 and 1998 were as follows:

                                                                    December 31,
                                                                        1998
                                                                    ------------
Balance Sheet Data:
  Property, plant and equipment--net...............................  $  355,470
  Total assets.....................................................   1,011,999
  Subsidiary debt..................................................     519,443
  Parent debt......................................................     200,000
  Total liabilities................................................   1,147,946
  Limited partners' interests......................................     570,298
  General partners' equity (deficiency)............................    (706,245)

              ADELPHIA COMMUNICATIONS CORPORATION AND SUBSIDIARIES

                (Dollars in thousands, except per share amounts)


                                                               December 31,
                                                            -------------------
                                                              1998      1999
                                                            --------  ---------
Statement of Operations Data:
  Revenues................................................. $176,363  $ 215,642
  Operating income.........................................   34,392     38,944
  Net loss.................................................  (19,802)   (16,074)
  Net loss of general and limited partners
   after priority return...................................  (95,695)  (105,530)

   On October 6, 1993, Adelphia purchased the preferred Class B Limited Partnership Interest in SHHH, L.P., a managed partnership, for a price of $18,338 from Robin Media Group. The Class B Limited Partnership Interest had a preferred return annually which was payable on a current basis at the option of SHHH, L.P., and was senior in priority to the partnership interests of the Rigas family and TCI. Preferred return on the Class B Limited Partner Interest in SHHH, L.P. totaled $3,750 and $2,017 and is included in revenues for the year ended March 31, 1998 and the nine months ended December 31, 1998, respectively. On September 30, 1998, the Class B Limited Partner Interest was redeemed (Note 1).

3. Debt:

 Subsidiary Debt

                                                               December 31,
                                                           ---------------------
                                                              1998       1999
                                                           ---------- ----------
Notes to banks and institutions........................... $1,200,970 $3,088,477
Subsidiary public debt....................................    470,784  3,337,376
Other debt................................................     45,486     87,960
                                                           ---------- ----------
Total subsidiary debt..................................... $1,717,240 $6,513,813
                                                           ========== ==========

 Notes to Banks and Institutions

   The amount of borrowings available to Adelphia under its revolving credit agreements is generally based upon the subsidiaries achieving certain levels of operating performance. Adelphia had an aggregate of $1,456,620 in unused credit lines with banks, part of which is subject to achieving certain levels of operating performance, at December 31, 1999 which expire through December 31, 2007. Adelphia pays commitment fees of up to 0.5% of unused principal.

   Borrowings under most of these credit arrangements of subsidiaries are collateralized by a pledge of the stock in their respective subsidiaries, and, in some cases, by other assets. These agreements limit, among other things, additional borrowings, investments, transactions with affiliates and other subsidiaries, and the payment of dividends and fees by the subsidiaries. The agreements also require maintenance of certain financial ratios by the subsidiaries. Several of the subsidiaries' agreements, along with the notes of the parent company, contain cross default provisions. At December 31, 1999, approximately $1,262,472 of the net assets of subsidiaries would be permitted to be transferred to the parent company in the form of dividends, priority return and loans without the prior approval of the lenders based upon the results of operations of such subsidiaries for the quarter ended December 31, 1999. The subsidiaries are permitted to pay management fees to the parent company or other subsidiaries. Such fees are limited to a percentage of the subsidiaries' revenues.

   Certain subsidiaries of Adelphia are co-borrowers with Managed Partnerships under credit facilities for borrowings of up to $1,025,000. Each of the co-borrowers is liable for all borrowings under the credit

              ADELPHIA COMMUNICATIONS CORPORATION AND SUBSIDIARIES

                (Dollars in thousands, except per share amounts)

agreements, although the lenders have no recourse against Adelphia other than against Adelphia's interest in such subsidiaries.

   Notes to banks and institutions mature at various dates through 2007. Bank debt interest rates are based upon one or more of the following rates at the option of Adelphia: prime rate plus 0% to 1.5%; certificate of deposit rate plus 1.25% to 2.75%; or LIBOR plus .625% to 2.5%. Total bank debt with interest rates under these options was approximately $1,173,220 and $3,073,102 at December 31, 1998 and 1999, respectively. At December 31, 1998 and 1999, the weighted average interest rate on notes payable to banks and institutions was 7.89% and 7.72%, respectively. At December 31, 1998 and 1999, the rates on 35.9% and 26.2%, respectively, of Adelphia's notes payable to banks and institutions were fixed for at least one year through the terms of the notes or interest rate swap, cap or collar agreements.

   During the nine months ended December 31, 1998 and the year ended December 31, 1999, Adelphia redeemed $137,200 and $37,815 aggregate principal amount of subsidiary notes to banks and institutions. As a result of these transactions, Adelphia recognized an extraordinary loss on early retirement of debt of $1,970 and $2,441, respectively.

 Subsidiary Public Debt

   Interest on subsidiary public debt is due semi-annually. The subsidiary public debt is effectively subordinated to all liabilities of subsidiary notes to banks and institutions and is senior to the parent debt. The subsidiary public debt agreements contain restrictions on, among other things, the incurrence of indebtedness, mergers and sale of assets, certain restricted payments, investments in affiliates and certain other affiliate transactions. The agreements also require maintenance of certain financial ratios.

   The following table summarizes the subsidiary public debt:

                                                 Outstanding as of
                                             -------------------------
                 Interest    Issue   Amount  December 31, December 31, Maturity First Call First Call
Subsidiary         Rate       Date   Issued      1998       1999 (a)     Date      Date       Rate
----------      ----------- -------- ------- ------------ ------------ -------- ---------- ----------
ABIZ                13.000% 04/15/96 329,000   $220,784    $  253,860  04/15/03  04/15/01   106.500%
ABIZ                12.250% 08/27/97 250,000    250,000       250,000  09/01/04  09/01/01   106.125%
ABIZ                12.000% 03/02/99 300,000         --       300,000  11/01/07  11/01/03   106.000%
Olympus             10.625% 11/12/96 200,000         --       203,537  11/15/06  11/15/01   105.313%
FrontierVision      11.000% 10/02/96 200,000         --       212,541  10/15/06  10/15/01   105.500%
FrontierVision      11.875% 09/16/97 237,650         --       205,979  09/15/07  09/15/01   107.917%
FrontierVision      11.875% 12/02/98  91,298         --        78,522  09/15/07  09/15/01   107.917%
Arahova              9.500% 08/14/92 150,000         --       148,773  08/15/00       N/A       N/A
Arahova              9.750% 02/15/92 200,000         --       201,172  02/15/02       N/A       N/A
Arahova         Zero coupon 04/01/93 444,000         --       318,234  03/15/03       N/A       N/A
Arahova              9.500% 03/06/95 250,000         --       250,852  03/01/05       N/A       N/A
Arahova              8.875% 01/17/97 250,000         --       242,542  01/15/07       N/A       N/A
Arahova              8.750% 09/23/97 225,000         --       216,105  10/01/07       N/A       N/A
Arahova              8.375% 11/07/97 100,000         --        94,048  11/15/17       N/A       N/A
Arahova              8.375% 12/04/97 100,000         --        94,106  12/15/07       N/A       N/A
Arahova            Discount 01/08/98 605,000         --       267,105  01/15/08       N/A       N/A
                                               --------    ----------
                                               $470,784    $3,337,376
                                               ========    ==========

--------
(a) Amounts outstanding include discounts or premiums recorded as a result of purchase accounting, as applicable.

              ADELPHIA COMMUNICATIONS CORPORATION AND SUBSIDIARIES

                (Dollars in thousands, except per share amounts)


 Other Subsidiary Debt

   As of December 31, 1998 and 1999, other debt consists primarily of capital leases incurred in connection with the acquisition of, and are collateralized by, certain equipment. The interest rate on such debt is based on the Federal Funds rate plus 1.4% or the U.S. Treasury rate plus 2.8%.

 Parent Debt

   Interest on the Parent Debt is due semi-annually. The Parent Debt is effectively subordinated to all liabilities of the subsidiaries and the agreements contain restrictions on, among other things, the incurrence of indebtedness, mergers and sale of assets, certain restricted payments by Adelphia, investments in affiliates and certain other affiliate transactions. The agreements further require that Adelphia maintain a ratio of debt to annualized operating cash flow not greater than 8.75 to 1.00, based on the latest fiscal quarter. Net proceeds from the issuance of notes during the nine months ended December 31, 1998 and the year ended December 31, 1999 were used to reduce amounts outstanding on Adelphia's subsidiaries' notes payable to banks and to purchase, redeem or otherwise retire all or a portion of the 9 1/2% Senior Notes Paid-In-Kind due 2004 and 11 7/8% Senior Debentures due 2004.

                                  Outstanding as of
                              -------------------------
Interest     Issue    Amount  December 31, December 31, Maturity First Call First Call
Rate          Date    Issued      1998         1999       Date      Date       Rate
--------    -------- -------- ------------ ------------ -------- ---------- ----------
10 1/4%     07/28/93 $110,000  $   99,653       99,872  07/15/00  Non-call       N/A
9 1/4%      09/25/97  325,000     325,000      325,000  10/01/02  Non-call       N/A
9 1/2%(a)   02/15/94  150,000     186,347       31,847  02/15/04   2/15/99   103.56%
10 1/2%     07/07/97  150,000     150,000      150,000  07/15/04  Non-call       N/A
11 7/8%(b)  09/10/92  125,000     124,613           --  09/15/04   9/15/99   104.50%
9 7/8%      03/11/93  130,000     128,531      128,711  03/01/05  Non-call       N/A
9 7/8%      02/26/97  350,000     347,586      347,791  03/01/07  Non-call       N/A
8 3/8%      01/21/98  150,000     149,197      149,259  02/01/08  Non-call       N/A
8 3/8%      11/12/98  150,000     150,000      150,000  02/01/08  Non-call       N/A
8 1/8%      07/02/98  150,000     149,285      149,419  07/15/03  Non-call       N/A
7 1/2%      01/13/99  100,000          --      100,000  01/15/04  Non-call       N/A
7 3/4%      01/13/99  300,000          --      300,000  01/15/09  Non-call       N/A
7 7/8%      04/28/99  350,000          --      350,000  05/01/09  Non-call       N/A
9 3/8%      11/16/99  500,000          --      496,020  11/15/09  Non-call       N/A
                               ----------   ----------
                               $1,810,212   $2,777,919
                               ==========   ==========

--------
(a) These Senior Notes are Pay-in-Kind with respect to interest payments at the option of Adelphia. On February 15, 1999, Adelphia redeemed $154,500 aggregate principal amount of notes at 103.56% of principal. As a result, Adelphia recognized an extraordinary loss on early retirement of debt of $6,676.

(b) On December 15, 1999, Adelphia redeemed $125,000 aggregate principal amount of 11 7/8%Senior Debentures at 104.5% of principal. As a result, Adelphia recognized an extraordinary loss on early retirement of debt of $7,302.

              ADELPHIA COMMUNICATIONS CORPORATION AND SUBSIDIARIES

                (Dollars in thousands, except per share amounts)


 Maturities of Debt

   The following table sets forth the mandatory reductions in principal under all debt agreements for each of the next five years based on amounts outstanding at December 31, 1999:

   Year ending December 31:
       2000.......................................................... $  390,746
       2001..........................................................    285,401
       2002..........................................................    886,571
       2003..........................................................  1,341,190
       2004..........................................................    919,147

   Adelphia intends to fund its requirements for maturities of debt through borrowings under new and existing credit arrangements and internally generated funds. Changing conditions in the financial markets may have an impact on how Adelphia will refinance its debt in the future.

 Interest Rate Swaps, Caps and Collar Agreements

   Adelphia has entered into interest rate swaps, caps and collar agreements with banks, Olympus (prior to October 1, 1999) and Managed Partnerships (Note
11) to reduce the impact of changes in interest rates on its debt. Several of Adelphia's credit arrangements include provisions which require interest rate protection for a portion of its debt. Adelphia enters into pay-fixed agreements to effectively convert a portion of its variable-rate debt to fixed-rate debt to reduce the risk of incurring higher interest costs due to rising interest rates. Adelphia enters into receive-fixed agreements to effectively convert a portion of its fixed-rate debt to variable-rate debt which is indexed to LIBOR to reduce the risk of incurring higher interest costs in periods of falling interest rates. Interest rate cap and collar agreements are used to reduce the impact of increases in interest rates on variable-rate debt. Adelphia is exposed to market risk in the event of nonperformance by the banks or by the Managed Partnerships. Adelphia does not expect any such nonperformance.

              ADELPHIA COMMUNICATIONS CORPORATION AND SUBSIDIARIES

                (Dollars in thousands, except per share amounts)

   The following table summarizes the notional amounts outstanding and weighted average interest rate data, based on variable rates in effect at December 31, 1998 and 1999, for these swaps, caps and collar agreements, which expire through 2008.

                                                               December 31,
                                                             ------------------
                                                               1998      1999
                                                             --------  --------
   Pay Fixed Swaps:
   Notional amount.......................................... $650,000  $115,000
   Average receive rate.....................................     5.33%     6.24%
   Average pay rate.........................................     6.55%     6.68%
   Receive Fixed Swaps:
   Notional amount.......................................... $ 45,000  $ 80,000
   Average receive rate.....................................     5.98%     6.35%
   Average pay rate.........................................     5.32%     5.86%
   Interest Rate Caps:
   Notional amount.......................................... $140,000  $400,000
   Average cap rate.........................................     7.82%     6.88%
   Interest Rate Collars:
   Notional amount.......................................... $     --  $200,000
   Average cap and floor rate...............................       --      6.13%
   Maximum cap rate.........................................       --      6.64%
   Maximum floor rate.......................................       --      4.80%

   On September 17, 1999, a subsidiary of Adelphia terminated a $400,000 interest rate swap agreement with a financial institution, which resulted in a $15,200 gain that has been deferred and included in accrued interest and other liabilities in the accompanying 1999 consolidated balance sheet. The amortization of the deferred gain, which amounted to $558 in 1999, is being recognized as an adjustment to interest expense over the term of the related debt.

4. Redeemable Preferred Stock:

 12 7/8% Adelphia Business Solutions Redeemable Exchangeable Preferred Stock

   On October 9, 1997, Adelphia Business Solutions issued $200,000 aggregate liquidation preference of 12 7/8% Senior Exchangeable Redeemable Preferred Stock due October 15, 2007. Dividends are payable quarterly commencing January 15, 1998 at 12 7/8% of the liquidation preference of outstanding preferred stock. Through October 15, 2002, dividends are payable in cash or additional shares of preferred stock at Adelphia Business Solutions' option. Subsequent to October 15, 2002, dividends are payable in cash. The preferred stock ranks junior in right of payment to all indebtedness of Adelphia Business Solutions, its Subsidiaries and Joint Ventures. On or before October 15, 2000, and subject to certain restrictions, Adelphia Business Solutions may redeem, at it option, up to 35% of the initial aggregate liquidation preference of the preferred stock originally issued with the net cash proceeds of one or more Qualified Equity Offerings (as defined in the Certificate of Designation) at a redemption price equal to 112.875% of the liquidation preference per share of the preferred stock, plus, without duplication, accumulated and unpaid dividends to the date of redemption; provided that, after any such redemption, there are remaining outstanding shares of preferred stock having an aggregate liquidation preference of at least 65% of the initial aggregate liquidation preference of the preferred stock originally issued. On or after October 15, 2002, Adelphia Business Solutions may redeem, at its option, all or a

              ADELPHIA COMMUNICATIONS CORPORATION AND SUBSIDIARIES

                (Dollars in thousands, except per share amounts)

portion of the preferred stock at 106.438% of the liquidation preference thereof declining to 100% of the liquidation preference in 2005. Adelphia Business Solutions is required to redeem all of the shares of preferred stock outstanding on October 15, 2007 at a redemption price equal to 100% of the liquidation preference thereof, plus, without duplication, accumulated and unpaid dividends to the date of redemption. Preferred stock contains restrictions and covenants similar to subsidiary public debt.

   Adelphia Business Solutions may, at its option, on any dividend payment date, exchange in whole, but not in part, the then outstanding shares of preferred stock for 12 7/8% Senior Subordinated Debentures due October 15, 2007 which have provisions consistent with the provisions of the preferred stock. Adelphia Business Solutions may satisfy, and has to date satisfied, the dividend requirements on this preferred stock by issuing additional shares.

 13% Redeemable Exchangeable Preferred Stock

   On July 7, 1997, Adelphia issued $150,000 aggregate liquidation preference of 13% Cumulative Exchangeable Preferred Stock due July 15, 2009. Dividends are payable semi-annually commencing January 15, 1998 at 13% of the liquidation preference of outstanding preferred stock. Dividends are payable in cash with any accumulated unpaid dividends bearing interest at 13% per annum. The preferred stock ranks junior in right of payment to all indebtedness of Adelphia. On or before July 15, 2000, Adelphia may redeem, at its option, up to 33% of the initial aggregate liquidation preference of the preferred stock originally issued with the net cash proceeds of one or more common equity offerings at a redemption price equal to 113% of the liquidation preference per share of the preferred stock, plus, without duplication, accumulated and unpaid dividends to the date of redemption; provided that, after any such redemption, there are remaining outstanding shares of preferred stock having an aggregate liquidation preference of at least 67% of the initial aggregate liquidation preference of the preferred stock originally issued. On or after July 15, 2002, Adelphia may redeem, at its option, all or a portion of the preferred stock at 106.500% of the liquidation preference thereof declining to 100% of the liquidation preference in 2008. Adelphia is required to redeem all of the shares of preferred stock outstanding on July 15, 2009 at a redemption price equal to 100% of the liquidation preference thereof, plus, without duplication, accumulated and unpaid dividends to the date of redemption. The preferred stock contains restrictions and covenants similar to Adelphia's parent debt.

   Adelphia may, at its option, on any dividend payment date, exchange in whole or in part (subject to certain restrictions), the then outstanding shares of preferred stock for 13% Senior Subordinated Exchange Debentures due July 15, 2009 which have provisions consistent with the provisions of the preferred stock. Adelphia paid cash dividends on this preferred stock of $10,183, $9,750 and $19,500 during the year ended March 31, 1998, the nine months ended December 31, 1998 and the year ended December 31, 1999, respectively.

   No mandatory redemptions of redeemable preferred stock of Adelphia are required for the next five years as of December 31, 1999.

5. Commitments and Contingencies:

   Adelphia rents office and studio space, tower sites, and space on utility poles under leases with terms which are generally less than one year or under agreements that are generally cancelable on short notice. Total rental expense under all operating leases aggregated $7,420, $8,054 and $27,713 for the year ended March 31, 1998, the nine months ended December 31, 1998 and the year ended December 31, 1999, respectively.

              ADELPHIA COMMUNICATIONS CORPORATION AND SUBSIDIARIES

                (Dollars in thousands, except per share amounts)

   In connection with certain obligations under franchise agreements, Adelphia obtains surety bonds guaranteeing performance to municipalities and public utilities. Payment is required only in the event of nonperformance. Management believes Adelphia has fulfilled all of its obligations such that no payments under surety bonds have been required.

   As of December 31, 1999, Adelphia has purchase commitments for certain digital convertors aggregating $105,000.

   Adelphia Business Solutions has entered into a series of agreements with several local and long-haul fiber optic network providers that will allow Adelphia Business Solutions to accelerate its national expansion. These agreements, totaling approximately $288,867, provide Adelphia Business Solutions with ownership or an IRU to over 25,000 route miles of local and long-haul fiber optic cable. Through December 31, 1999, Adelphia Business Solutions has paid $108,903 of the total due under the agreements, which was included in property, plant and equipment. Management of Adelphia Business Solutions believes this will allow it to expand its business strategy to include on-net provisioning of regional, local and long distance, internet and data communications and to cost- effectively further interconnect most of its 53 existing markets and to enter and interconnect approximately 150 new markets by the end of 2001.

   The estimated obligations under these arrangements as of December 31, 1999 are approximately:

   Period ending December 31,
       2000............................................................ $149,911
       2001............................................................   16,039
       2002............................................................      453
       2003............................................................      453
       2004............................................................      453
       Thereafter......................................................   12,655

   The cable television industry and Adelphia are subject to extensive regulation at the federal, state and local levels. Pursuant to the 1992 Cable Act, which significantly expanded the scope of regulation of certain subscriber rates and a number of other matters in the cable industry the FCC adopted rate regulations that establish, on a system-by-system basis, maximum allowable rates for (i) basic and cable programming services (other than programming offered on a per-channel or per-program basis), based upon a benchmark methodology, or, in the alternative, a cost of service showing, and (ii) associated equipment and installation services based upon cost plus a reasonable profit. Under the FCC rules, franchising authorities are authorized to regulate rates for basic services and associated equipment and installation services, and the FCC will regulate rates for regulated cable programming services in response to complaints filed with the agency. The original rate regulations became effective on September 1, 1993. Several amendments to the rate regulations have subsequently been added.

   The FCC has adopted regulations implementing all of the requirements of the 1992 Cable Act. The FCC is also likely to continue to modify, clarify or refine the rate regulations. The Telecommunications Act of 1996 (the "1996 Act") deregulated the rates for cable programming services on March 31, 1999. Adelphia cannot predict the effect or outcome of the future rulemaking proceedings, changes to the rate regulations, or litigation.

   In February 2000, the Company settled all disputes and claims arising out of a summons and complaint filed in the United States District Court for the Northern District of New York, Case Number 99-CV-268, against the Company by Hyperion Solutions Corporation ("Solutions"), which is described in the complaint as

              ADELPHIA COMMUNICATIONS CORPORATION AND SUBSIDIARIES

                (Dollars in thousands, except per share amounts)

a company in the business of developing, marketing and supporting comprehensive computer software tools, executive information systems and applications that companies use to improve their business performance. The complaint alleged, among other matters, that the Company's use of the name "Hyperion" in its business infringed upon various trademarks and service marks of Solutions in violation of federal trademark laws and violated various New York business practices, advertising and business reputation laws. Management of the Company believes that the Company had meritorious defenses to the complaint and has vigorously defended this lawsuit including filing a counterclaim against Solutions. As part of the settlement, Solutions' complaint and the Company's counterclaim were dismissed with prejudice and both the Company and Solutions entered into mutual releases regarding the complaint and counterclaim. Management believes that this matter will not have a material adverse effect upon the Company.

   On or about March 10, 1999, Robert Lowinger, on behalf of himself and all others similarly situated (the "Plaintiff") commenced an action by filing a Class Action Complaint (the "Complaint") in the Superior Court of Connecticut, Judicial District of Stamford/Norwalk against Century, all of its directors, and Adelphia Communications Corporation ("Adelphia"). The Plaintiff, claiming that he owns shares of Class A Common Stock of Century, alleged that in connection with the proposed merger of Century with Adelphia, holders of Class B Common Stock of Century (which has superior voting rights to the Class A Common Stock of Century) will receive consideration for their shares that exceeds by $4.00 per share the consideration to be paid to Century's Class A shareholders resulting in the Century's Class B shareholders receiving approximately $170,000 more than if they held the equivalent number of the Century's Class A shares. The Plaintiff claimed that the individual defendants breached their fiduciary duties of loyalty, good faith, and due care to Century's Class A shareholders by approving the higher payment to Century's Class B shareholders and that Century and Adelphia aided and abetted these alleged breaches of fiduciary duty. The Plaintiff seeks certification of a class of Century's Class A shareholders and seeks recovery on behalf of himself and the class of unspecified damages, profits, and special benefits alleged to have been wrongfully obtained by the defendants, as well as all costs, expenses and attorney's fees. On October 21, 1999, Adelphia and Century filed motions to strike the Complaint, and several of the individual defendants moved to dismiss all counts in the Complaint against them for lack of personal jurisdiction over each of them. On January 3, 2000, the court dismissed all counts in the Complaint as to two of the individual defendants. On January 13, 2000, the court granted defendants' motions to strike and dismissed Plaintiff's complaint in its entirety for failure to state a claim upon which relief can be granted. The court entered judgment on February 16, 2000. To the Company's knowledge the Plaintiff has not filed an appeal in this action within the time provided by local court rules for the filing of an appeal.

   On May 26, 1999, the Company announced that it had agreed to swap certain cable systems with Comcast Corporation ("Comcast") and Jones Intercable, Inc. ("Jones") in a geographic rationalization of the companies' respective markets. Adelphia will add approximately 440,000 subscribers in the Los Angeles, CA area and the West Palm/Fort Pierce, FL area. In exchange, Comcast and Jones will receive systems currently owned or managed serving approximately 464,000 subscribers in suburban Philadelphia, PA, Ocean County, NJ, Ft. Myers, FL, Michigan, New Mexico and Indiana. All systems involved in the transactions will be valued by agreement between the parties or, following a failure to reach agreement, by independent appraisals, with any difference in relative value to be funded with cash or additional cable systems. The system swaps are subject to customary closing conditions and regulatory approvals and are expected to close by mid-2000.

   In December 1999, the Company entered into definitive agreements under which Cablevision Systems Corporation will sell its cable systems in the greater Cleveland metropolitan area to Adelphia for approximately $1,530,000 in cash and securities. As of December 31, 1999, these systems served approximately 307,350 basic subscribers. The transaction is subject to customary closing conditions and regulatory approval and is expected to close by mid-2000.

              ADELPHIA COMMUNICATIONS CORPORATION AND SUBSIDIARIES

                (Dollars in thousands, except per share amounts)

   Adelphia expects to close its October 1, 1999 direct placement of 2,500,000 shares of Adelphia Class B common stock with Highland Holdings, a general partnership controlled by the Rigas family, by mid-2000. The offering price is $55 per share, plus an interest factor.

   Adelphia and certain subsidiaries are defendants in several putative subscriber class action suits in state courts in Vermont, Pennsylvania and Mississippi initiated during 1999. The suits all challenge the propriety of late fees charged by the subsidiaries to customers who fail to pay for services in a timely manner. The suits seek injunctive relief and various formulations of damages under various claimed causes of action under various bodies of state law. These actions are in various stages of defense and, in one case, the Company was required to refund the late fees, however, Adelphia has appealed this decision. All of these actions are being defended vigorously. The outcome of these matters cannot be predicted at this time.

   During July 1999, Adelphia Business Solutions purchased the naming rights to the NFL Football Tennessee Titans stadium in Nashville, Tennessee. The term of the naming rights contract is for 15 years and requires Adelphia Business Solutions to pay $2,000 per year.

   There are no other material pending legal proceedings, other than routine litigation incidental to the business, to which Adelphia is a part of or which any of its property is subject.

6. Convertible Preferred Stock, Common Stock and Other Stockholders' Equity (Deficiency):

 Series C Convertible Preferred Stock

   On July 7, 1997, Adelphia issued 100,000 shares of 8 1/8% Series C Cumulative Convertible Preferred Stock with a par value of $.01 per share and an aggregate liquidation preference of $100,000 of which $80,000 was sold to a Rigas family affiliate and the remainder was sold to Telesat. The preferred stock accrues dividends at the rate of 8 1/8% of the liquidation preference per annum, and is convertible at $8.48 per share into an aggregate of 11,792,450 shares of Class A common stock of Adelphia. The preferred stock is redeemable at the option of Adelphia on or after August 1, 2000 at 104% of the liquidation preference declining to 100% of the liquidation preference in 2002. Adelphia paid cash dividends on this preferred stock of $4,605, $6,093 and $6,500 during the year ended March 31, 1998, the nine months ended December 31, 1998 and the year ended December 31, 1999, respectively. On January 29, 1999, Adelphia purchased from Telesat the 20,000 shares of Series C cumulative convertible preferred stock.

 Series D Convertible Preferred Stock

   On April 30, 1999, and, in a related transaction on May 14, 1999, Adelphia sold an aggregate 2,875,000 shares of 5 1/2% Series D convertible preferred stock with a liquidation preference of $200 per share. The preferred stock accrues dividends at $11 per share annually and is convertible at $81.45 per share into an aggregate of 7,059,546 shares of Class A common stock of Adelphia. The preferred stock is redeemable at the option of Adelphia on or after May 1, 2002 at 103% of the liquidation preference. Net proceeds from the convertible preferred stock offering were approximately $557,000 after deducting underwriter discounts and commissions and offering expenses. Adelphia used the net proceeds to repay borrowings under subsidiary credit agreements, a portion of which the Company reborrowed to fund the acquisitions which closed on October 1, 1999.

 Adelphia Common Stock Issued

   On June 20, 1997, Adelphia issued 3,571,428 shares of Class A common stock in connection with an acquisition (Note 1).

              ADELPHIA COMMUNICATIONS CORPORATION AND SUBSIDIARIES

                (Dollars in thousands, except per share amounts)

   On March 6, 1998, Adelphia issued 341,220 shares of Class A common stock in connection with exercising its option to purchase the remaining 15% of its Northeast Cable, Inc. system (Note 1).

   On August 18, 1998, Adelphia issued 8,190,315 shares of Class A common stock to the public and to the Rigas family. Of this total, 4,100,000 shares were sold to the public at a price of $32.00 per share, with an underwriter discount of $1.44 per share. The remaining 4,090,315 shares were sold to entities controlled by the Rigas family at the public offering price less the underwriters discount. In a related transaction on September 14, 1998, the Company issued and sold 615,000 shares of Class A common stock at the offering price of $32.00, with an underwriter discount of $1.44 per share pursuant to the underwriters' over-allotment option. Adelphia realized aggregate net proceeds of $267,926 after deducting underwriter and other fees.

   On September 30, 1998, Adelphia issued 2,250,000 shares of Class A common stock in connection with the acquisition of AT&T interests in SHHH, L.P. (Note
1).

   On January 14, 1999, Adelphia completed offerings totaling 8,600,000 shares of its Class A common stock. In those offerings, Adelphia sold 4,600,000 newly issued shares of Class A common stock to Goldman, Sachs & Co. at $43.25 per share and it also sold 4,000,000 shares of its Class A common stock at $43.25 per share to entities controlled by the Rigas family. Adelphia used the proceeds of approximately $372,000 from these offerings to repay subsidiary bank debt.

   On January 21, 1999, Adelphia issued 2,561,024 shares of Class A common stock in connection with the acquisition of Verto (Note 1).

   On April 28, 1999, Adelphia sold 8,000,000 shares of its Class A common stock to the public. Net proceeds of the offering, after deducting offering expenses, were approximately $485,500. Adelphia used the net proceeds to repay borrowings under subsidiary credit agreements, a portion of which the Company reborrowed to fund the acquisitions which closed on October 1, 1999.

   On October 1, 1999, Adelphia issued 47,800,000, 1,850,000 and 7,000,000 shares of Class A common stock in connection with the acquisitions of Century, the remaining 50% of the Citizens/Century Joint Venture and FrontierVision, respectively. (Note 1).

   On October 6, 1999, Adelphia sold 6,000,000 shares of its Class A common stock. Net proceeds of the offering, after deducting offering expenses, were approximately $330,000. Adelphia initially invested the net proceeds in cash equivalents and advanced or contributed a portion of the remaining net proceeds to certain subsidiaries to repay borrowings under subsidiary credit agreements.

   The Certificate of Incorporation of Adelphia authorizes two classes of common stock, Class A and Class B. Holders of Class A common stock and Class B common stock vote as a single class on all matters submitted to a vote of the stockholders, with each share of Class A common stock entitled to one vote and each share of Class B common stock entitled to ten votes, except (i) for the election of directors and (ii) as otherwise provided by law. In the annual election of directors, the holders of Class A common stock voting as a separate class, are entitled to elect one of Adelphia's directors. In addition, each share of Class B common stock is automatically convertible into a share of Class A common stock upon transfer, subject to certain limited exceptions. In the event a cash dividend is paid, the holders of Class A common stock will be paid 105% of the amount payable per share for each share of Class B common stock.

   Upon liquidation, dissolution or winding up of Adelphia, the holders of Class A common stock are entitled to a preference of $1.00 per share. After such amount is paid, holders of Class B common stock are entitled to receive $1.00 per share. Any remaining amount would then be shared ratably by both classes.

              ADELPHIA COMMUNICATIONS CORPORATION AND SUBSIDIARIES

                (Dollars in thousands, except per share amounts)

 Treasury Stock

   On January 29, 1999, Adelphia purchased from Telesat shares of Adelphia's stock, owned by Telesat, for a price of $149,213. In the transaction, Adelphia purchased 1,091,524 shares of Class A common stock and 20,000 shares of Series C cumulative convertible preferred stock which are convertible into an additional 2,358,490 shares of Class A common stock. These shares represent 3,450,014 shares of common stock on a fully converted basis.

 Adelphia Business Solutions Common Stock Issued

   On May 8, 1998, Adelphia Business Solutions completed an IPO of its Class A common stock ("ABIZ Stock"). As part of the offering, Adelphia purchased an incremental 3,324,001 shares of ABIZ Stock for $49,900 and converted indebtedness owed to the Company by Adelphia Business Solutions into 3,642,666 shares of ABIZ Stock. In addition, Adelphia purchased warrants issued by Adelphia Business Solutions to MCI Metro Access Transmission Services, Inc., and purchased shares of Adelphia Business Solutions Class B common stock from certain executive officers of Adelphia Business Solutions for a total purchase price of approximately $12,580 and $3,000, respectively. Additional net proceeds of $191,411 to Adelphia Business Solutions were received as a result of the sale of 12,500,000 shares of ABIZ Stock to the public. In a related transaction on June 5, 1998, Adelphia Business Solutions issued and sold 350,000 shares of its Class A common stock at the $16.00 IPO price pursuant to the underwriters' over allotment option in the IPO. As a result of the IPO, Adelphia's additional paid-in capital increased approximately $147,000 and minority interests increased approximately $45,000.

   On November 30, 1999, Adelphia Business Solutions issued and sold 8,750,000 shares of Class A common stock at a price to the public of $30.00 per share. Simultaneously with the closing of this transaction, Adelphia Business Solutions issued and sold 5,181,350 shares of its Class B common stock to Adelphia at a price equal to the public offering price less the underwriting discount for the Class A common stock (collectively "the Secondary Offering"). The Secondary Offering raised net proceeds of approximately $403,000 to continue the expansion of Adelphia Business Solutions' existing markets and to build new markets. At December 31, 1999, Adelphia owned approximately 60% of the Adelphia Business Solutions' outstanding common stock and approximately 88% of the total voting power. As a result of the Secondary Offering, Adelphia's additional paid-in-capital increased approximately $109,015 and minority interests increased approximately $144,000.

7. Employee Benefit Plans:

 Savings Plan

   Adelphia has a 401(k) and stock value plan (the "Plan") which provides that eligible full-time employees may contribute from 2% to 16% of their pre-tax compensation subject to certain limitations. The Plan also provides for certain stock incentive awards on an annual basis. Adelphia makes matching contributions not exceeding 1.5% of each participant's pre-tax compensation. Adelphia's contributions amounted to $687, $605 and $1,732 for the year ended March 1998, the nine months ended December 31, 1998, and the year ended December 31, 1999, respectively.

 Adelphia Long-Term Incentive Compensation Plan

   On October 6, 1998, Adelphia adopted its 1998 Long-Term Incentive Compensation Plan (the "1998 Plan"). The 1998 Plan provides for the granting of
(i) options which qualify as "incentive stock options"

              ADELPHIA COMMUNICATIONS CORPORATION AND SUBSIDIARIES

                (Dollars in thousands, except per share amounts)

within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, (ii) options which do not so qualify, (iii) share awards (with or without restrictions on vesting), (iv) stock appreciation rights and (v) stock equivalent or phantom units. The number of shares of Adelphia Class A common stock available for issuance under the 1998 Plan is 3,500,000. Options, awards and units may be granted under the 1998 Plan to directors, officers, employees and consultants of Adelphia. The 1998 Plan provides that incentive stock options must be granted with an exercise price of not less than the fair market value of the underlying Adelphia common stock on the date of the grant. Options outstanding under the Plan may be exercised by paying the exercise price per share through various alternative settlement methods. During 1999, Adelphia granted phantom units to certain management employees which represent compensation bonuses based on Adelphia Class A common stock performance. Such awards vest over three years from the date of grant. During the year ended December 31, 1999, Adelphia recorded compensation expense of $2,621 related to these grants.

   The following table summarizes Adelphia stock option activity as a result of the Century acquisition:

                                                                     Weighted
                                                     Number of       average
                                                   shares subject exercise price
                                                     to options     per share
                                                   -------------- --------------
   Outstanding, December 31, 1998.................         --         $   --
   Granted........................................    337,922          11.68
   Exercised......................................     77,942          12.02
                                                      -------         ------
   Outstanding, December 31, 1999.................    259,980         $11.58
                                                      =======         ======

   The following table summarizes information about the Adelphia stock options outstanding and exercisable at December 31, 1999:

                          Weighted average    Weighted
   Exercise       Number     remaining        average
   price per        of    contractual life exercise price
   share          shares      (years)        per share
   ---------      ------- ---------------- --------------
   $5.15--$31.99  259,980       6.49           $11.58

 Adelphia Business Solutions Long-Term Incentive Compensation Plan

   On October 3, 1996, the Board of Directors and stockholders of Adelphia Business Solutions approved its 1996 Long-Term Incentive Compensation Plan (the "1996 Plan"). The 1996 Plan provides for the grant of (i) options which qualify as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, (ii) options which do not so qualify, (iii) share awards (with or without restrictions on vesting), (iv) stock appreciation rights and (v) stock equivalent or phantom units. The number of shares of Adelphia Business Solutions' Class A common stock available for issuance initially was 5,687,500. Such number is to increase each year by 1% of outstanding shares of all classes of Adelphia Business Solutions' common stock, up to a maximum of 8,125,000 shares. Options, awards and units may be granted under the 1996 Plan to directors, officers, employees and consultants. The 1996 Plan provides the incentive stock options must be granted with an exercise price of not less than the fair market value of the underlying common stock on the date of grant. Options outstanding under the Plan may be exercised by paying the exercise price per share through various alternative settlement methods.

   In August 1999, Adelphia Business Solutions issued under the 1996 Plan to each of John J. Rigas, Michael J. Rigas, Timothy J. Rigas and James P. Rigas
(i) stock options (the "Rigas Options") covering 100,000 shares of Adelphia Business Solutions' Class A common stock, which options will vest in equal one-third amounts on the third, fourth and fifth year anniversaries of grant (vesting conditioned on continued service

              ADELPHIA COMMUNICATIONS CORPORATION AND SUBSIDIARIES

                (Dollars in thousands, except per share amounts)

as an employee or director) and which shall be exercisable at $16.00 per share and (ii) stock awards (the "Rigas Grants") covering 100,000 shares of Adelphia Business Solutions' Class A common stock, which stock awards will vest in equal one-third amounts on the third, fourth and fifth year anniversaries of grant (vesting conditioned on continued service as an employee or director).

   In addition to the Rigas Options, certain employees have been granted options to purchase shares of ABIZ Class A common stock at prices equal to the fair market value of the shares on the date the option was granted. Options are exercisable beginning from immediately after granting and have a maximum term of ten years.

   The following table summarizes stock option activity under Adelphia Business
Solutions:

                                                                     Weighted
                                                     Number of       average
                                                   shares subject exercise price
                                                     to options     per share
                                                   -------------- --------------
   Outstanding, December 31, 1998.................         --         $   --
   Granted........................................    600,417          15.13
   Outstanding, December 31, 1999.................    600,417         $15.13

   The following table summarizes information about Adelphia Business Solutions' stock options outstanding and exercisable at December 31, 1999:

                            Options outstanding                                         Options exercisable
   --------------------------------------------------------------------------------------------------------------------
                                            Weighted                                      Weighted
                                            average           Weighted                    average
                                           remaining          average                    remaining         Weighted
                              Number of contractual life exercise price per  Number   contractual life average exercise
   Exercise price per share    shares       (years)            share        of shares     (years)      price per share
   ------------------------   --------- ---------------- ------------------ --------- ---------------- ----------------
       $12.125--$16.00         600,417        5.2              $15.13        200,417        6.3             $13.38

   SFAS No. 123, "Accounting for Stock-Based Compensation," ("SFAS 123") requires the Company to disclose pro forma information regarding option grants made to its employees. SFAS 123 specifies certain valuation techniques that produce estimated compensation charges that are included in the pro forma results below. These amounts have not been reflected in the Company's statement of operations, because Adelphia applies the provisions of APB 25, "Accounting for Stock Issued to Employees," which specifies that no compensation charge arises when the exercise price of the employees' stock options equals or exceeds the market value of the underlying stock at the grant date, as in the case of options granted to Adelphia employees.

   SFAS 123 pro forma numbers are as follows:

                                                                   Year Ended
                                                                  December 31,
                                                                      1999
                                                                  ------------
   Net loss-as reported..........................................   (282,493)
   Net loss-Pro forma applying SFAS 123..........................   (284,827)
   Basic and diluted net loss per common share-as reported under
    ABP 25 ......................................................      (3.88)
   Basic and diluted net loss per common share-pro forma under
    SFAS 123 ....................................................      (3.91)

              ADELPHIA COMMUNICATIONS CORPORATION AND SUBSIDIARIES

                (Dollars in thousands, except per share amounts)

   Under SFAS 123, the fair value of each option grant is estimated on the date of the grant using the Black-Scholes option pricing model with the following weighted average assumptions:

                                                                     Employee
                                                                   Stock Options
                                                                    Year Ended
                                                                   December 31,
                                                                       1999
                                                                   -------------
   Expected dividend yield........................................        0%
   Risk-free interest rate........................................     6.93%
   Expected volatility............................................       50%
   Expected life (in years).......................................      5.2

   The Black-Scholes option valuation model was developed for use in estimating the fair value of traded options that have no vesting restrictions and are fully transferable. In addition, option valuation models require the input of highly subjective assumptions including the expected stock price volatility. Because Adelphia Business Solutions' employee stock options have characteristics significantly different from those of traded options, and because changes in the subjective input assumptions can materially affect the fair value estimate, in management's opinion the existing models do not necessarily provide a reliable single measure of the fair value of Adelphia Business Solutions' options.

   In addition to the stock options and Rigas Grants, Adelphia Business Solutions issued 58,500 shares of Adelphia Business Solutions' Class A common stock to certain employees for both the year ended March 31, 1998 and the nine months ended December 31, 1998 resulting in the recognition of $27 and $761 of compensation expense, respectively.

8. Taxes on Income:

   Adelphia and its corporate subsidiaries file federal income tax returns, which include their share of the subsidiary partnerships and joint venture partnership results of operations. At December 31, 1999, Adelphia and its corporate subsidiaries had net operating loss carryforwards for federal income tax purposes of approximately $2,000,000 expiring through 2019. Depreciation and amortization expense differs for tax and financial statement purposes due to the use of prescribed periods rather than useful lives for tax purposes and also as a result of differences between tax basis and book basis of certain acquisitions.

   The tax effects of significant items comprising Adelphia's net deferred tax liability are as follows:

                                                            December 31,
                                                        ---------------------
                                                          1998        1999
                                                        ---------  ----------
   Deferred tax liabilities:
     Differences between book and tax basis of
      property, plant and equipment and intangible
      assets........................................... $ 251,289  $2,738,740
                                                        ---------  ----------
   Deferred tax assets:
     Tax credits and other assets......................   102,472      23,911
     Operating loss carryforwards......................   478,488     855,377
                                                        ---------  ----------
                                                          580,960     879,288
     Valuation allowance...............................  (439,280)   (253,645)
                                                        ---------  ----------
     Subtotal..........................................   141,680     625,643
                                                        ---------  ----------
   Net deferred tax liability.......................... $ 109,609  $2,113,097
                                                        =========  ==========

              ADELPHIA COMMUNICATIONS CORPORATION AND SUBSIDIARIES

                (Dollars in thousands, except per share amounts)

   The net change in the valuation allowance from operations for the nine months ended December 31, 1998 and the year ended December 31, 1999 was an increase of $31,220 and $71,133, respectively. There was also a decrease in the valuation allowance of $256,768 due to acquisitions during the period ended December 31, 1999.

   Income tax benefit is as follows:

                                                       Nine Months
                                            Year Ended    Ended      Year Ended
                                            March 31,  December 31, December 31,
                                               1998        1998         1999
                                            ---------- ------------ ------------
   Current.................................   $ (699)     $   60      $(1,950)
   Deferred................................    6,305       6,742       16,443
                                              ------      ------      -------
     Total.................................   $5,606      $6,802      $14,493
                                              ======      ======      =======

   A reconciliation of the statutory federal income tax rate and Adelphia's effective income tax rate is as follows:

                                                     Nine Months
                                          Year Ended    Ended      Year Ended
                                          March 31,  December 31, December 31,
                                             1998        1998         1999
                                          ---------- ------------ ------------
   Statutory federal income tax rate.....     35%         35%          35%
   Change in federal valuation
    allowance............................    (30)        (26)         (23)
   Preferred stock dividends of
    subsidiary...........................     (3)         (6)          (5)
   State taxes, net of federal benefit...     (2)          1           --
   Goodwill..............................     --          --           (2)
   Other.................................      3           2            1
                                             ---         ---          ---
   Effective income tax rate.............      3%          6%           6%
                                             ===         ===          ===

9. Disclosures about Fair Value of Financial Instruments:

   Included in Adelphia's financial instrument portfolio are cash, U.S. government securities, investments in marketable securities, fixed and variable rate notes payable to banks and institutions, debentures, redeemable preferred stock and interest rate swaps, caps and collars. The carrying values of variable rate notes payable to banks and institutions and investments in marketable securities approximate their fair values at December 31, 1998 and 1999. The carrying value of the fixed rate notes payable to banks and institutions publicly traded notes, debentures and redeemable preferred stock at December 31, 1998 and 1999 were $2,657,861 and $6,604,376, respectively. At December 31, 1998 and 1999, the fair value exceeded the carrying value by $139,970 and $21,035, respectively. At December 31, 1998, Adelphia would have been required to pay approximately $27,227 to settle its interest rate swap and cap agreements, representing the excess of carrying cost over fair value of these agreements. At December 31, 1999, Adelphia would have received approximately $6,603 to settle its interest rate swaps, caps and collars agreements, representing the excess of fair value over carrying values of these agreements. The fair values of the debt, redeemable preferred stock and interest rate swaps, caps and collars were based upon quoted market prices of similar instruments or on rates available to Adelphia for instruments of the same remaining maturities.

              ADELPHIA COMMUNICATIONS CORPORATION AND SUBSIDIARIES

                (Dollars in thousands, except per share amounts)


10. Business Segment Information:

   Refer to page A-3 of this proxy statement for information regarding business segments as of and for the year ended March 31, 1998, as of and for the nine months ended December 31, 1998 and as of and for the year ended December 31, 1999.

11. Other Related Party Transactions:

   Adelphia currently manages cable television systems which are principally owned by limited partnerships in which certain of Adelphia's principal shareholders who are executive officers have equity interests.

   Adelphia has agreements with Olympus and the Managed Partnerships which provide for the payment of fees to Adelphia. The aggregate fee revenues from Olympus and the Managed Partnerships amounted to $3,960, $2,022 and $5,033 for the year ended March 31, 1998, the nine months ended December 31, 1998 and the year ended December 31, 1999, respectively. In addition, Adelphia was reimbursed by Olympus and the Managed Partnerships for allocated corporate costs of $6,436, $7,548 and $7,785 for the year ended March 31, 1998, the nine months ended December 31, 1998 and the year ended December 31, 1999, respectively, which have been recorded as a reduction of selling, general and administrative expenses. After October 1, 1999, any fees received from Olympus eliminate in Adelphia's consolidation.

   Interest expense--net includes interest income from affiliates for long term borrowings of $7,129, $5,221 and $41,148 for the year ended March 31, 1998, the nine months ended December 31, 1998 and the year ended December 31, 1999, respectively, and for short term borrowings of $9,340, $9,339 and $15,571 for the year ended March 31, 1998, the nine months ended December 31, 1998 and the year ended December 31, 1999, respectively.

   At March 31, 1998, Adelphia had interest rate swaps with affiliates for a notional amount of $175,000, which expired during the nine months ended December 31, 1998. The net effect of these interest rate swaps was to increase interest expense by $128 and $2,049 for the year ended March 31, 1998 and the nine months ended December 31, 1998, respectively.

   During the years ended March 31, 1998, the nine months ended December 31, 1998 and the year ended December 31, 1999, Adelphia paid $2,485, $3,422 and $11,227, respectively, to entities owned by certain shareholders of Adelphia primarily for property, plant and equipment and services.

12. Quarterly Financial Data (Unaudited):

   The following tables summarize the financial results of Adelphia for each of the quarters in the nine months ended December 31, 1998 and the year ended December 31, 1999. In the opinion of management, such financial results reflect all adjustments (consisting only of normal and recurring adjustments) necessary to fairly present the data for such interim period.

              ADELPHIA COMMUNICATIONS CORPORATION AND SUBSIDIARIES

                (Dollars in thousands, except per share amounts)

                                                     Three Months Ended
                                              ----------------------------------
                                              June 30   September 30 December 31
                                              --------  ------------ -----------
Nine Months Ended December 31, 1998:
Revenues....................................  $141,791    $165,922    $188,301
                                              --------    --------    --------
Operating expenses:
  Direct operating and programming..........    48,738      56,595      62,630
  Selling, general and administrative.......    29,111      33,043      45,095
  Depreciation and amortization.............    38,559      46,083      56,181
                                              --------    --------    --------
    Total...................................   116,408     135,721     163,906
                                              --------    --------    --------
Operating income............................    25,383      30,201      24,395
                                              --------    --------    --------
Other income (expense):
  Priority investment income from Olympus...    12,000      12,000      12,000
  Interest expense--net.....................   (59,780)    (59,852)    (60,820)
  Equity in loss of Olympus and other joint
   ventures.................................   (18,316)    (14,803)    (15,772)
  Equity in loss of Adelphia Business
   Solutions joint ventures.................    (3,190)     (2,614)     (3,776)
  Minority interest in losses of
   subsidiaries.............................     5,460       8,543      11,769
  Adelphia Business Solutions preferred
   stock dividends..........................    (6,946)     (7,166)     (7,424)
  Other income..............................     1,000         113          --
                                              --------    --------    --------
    Total...................................   (69,772)    (63,779)    (64,023)
                                              --------    --------    --------
Loss before income taxes and extraordinary
 loss.......................................   (44,389)    (33,578)    (39,628)
Income tax benefit (expense)................     5,614        (852)      2,040
                                              --------    --------    --------
Loss before extraordinary loss..............   (38,775)    (34,430)    (37,588)
Extraordinary loss on early retirement of
 debt.......................................    (2,604)     (1,733)         --
                                              --------    --------    --------
Net loss....................................   (41,379)    (36,163)    (37,588)
Dividend requirements applicable to
 preferred stock............................    (6,906)     (6,906)     (6,906)
                                              --------    --------    --------
Net loss applicable to common stockholders..  $(48,285)   $(43,069)   $(44,494)
                                              ========    ========    ========
Basic and diluted loss per weighted average
 share of common stock before extraordinary
 loss.......................................  $  (1.48)   $  (1.16)   $  (1.06)
Basic and diluted extraordinary loss per
 weighted average share on early retirement
 of debt....................................     (0.08)      (0.05)         --
                                              --------    --------    --------
Basic and diluted net loss per weighted
 average share of common stock..............  $  (1.56)   $  (1.21)   $  (1.06)
                                              ========    ========    ========
Weighted average shares of common stock
 outstanding (in thousands).................    30,988      35,533      42,093
                                              ========    ========    ========

              ADELPHIA COMMUNICATIONS CORPORATION AND SUBSIDIARIES

                (Dollars in thousands, except per share amounts)

                                               Three Months Ended
                                   --------------------------------------------
                                   March 31  June 30   September 30 December 31
                                   --------  --------  ------------ -----------
Year Ended December 31, 1999:
Revenues.......................... $201,604  $218,786    $232,305    $ 635,273
                                   --------  --------    --------    ---------
Operating expenses:
  Direct operating and
   programming....................   67,295    72,635      79,623      213,059
  Selling, general and
   administrative.................   49,111    61,616      75,303      154,549
  Depreciation and amortization...   56,815    63,736      65,639      184,646
  Merger and integration costs....       --        --          --        4,736
                                   --------  --------    --------    ---------
    Total.........................  173,221   197,987     220,565      556,990
                                   --------  --------    --------    ---------
Operating income..................   28,383    20,799      11,740       78,283
                                   --------  --------    --------    ---------
Other income (expense):
  Priority investment income from
   Olympus........................   12,000    12,000      12,000           --
  Interest expense--net...........  (67,464)  (52,215)    (51,961)    (187,945)
  Equity in loss of Olympus and
   other joint ventures...........  (14,861)  (23,074)    (22,305)        (378)
  Equity in loss of Adelphia
   Business Solutions
   joint ventures.................   (3,803)   (3,291)       (246)        (418)
  Minority interest in losses of
   subsidiaries...................   12,914    13,146      12,755        (116)
  Adelphia Business Solutions
   preferred stock dividends......   (7,619)   (7,860)     (8,108)      (8,586)
  Other...........................    2,354        --          --        (489)
                                   --------  --------    --------    ---------
    Total.........................  (66,479)  (61,294)    (57,865)    (197,932)
                                   --------  --------    --------    ---------
Loss before income taxes and
 extraordinary loss...............  (38,096)  (40,495)    (46,125)    (119,649)
Income tax (expense) benefit......    2,897     1,149       3,580        6,867
                                   --------  --------    --------    ---------
Loss before extraordinary loss....  (35,199)  (39,346)    (42,545)    (112,782)
Extraordinary loss on early
 retirement of debt, net of
 income taxes.....................   (8,589)   (1,438)         --         (631)
                                   --------  --------    --------    ---------
Net loss..........................  (43,788)  (40,784)    (42,545)    (113,413)
Dividend requirements applicable
 to preferred stock...............   (6,500)   (6,500)    (14,332)     (14,631)
                                   --------  --------    --------    ---------
Net loss applicable to common
 stockholders..................... $(50,288) $(47,284)   $(56,877)   $(128,044)
                                   ========  ========    ========    =========
Basic and diluted loss per
 weighted average share of common
 stock before extraordinary loss.. $  (0.80) $  (0.79)   $  (0.95)   $   (1.05)
Basic and diluted extraordinary
 loss per weighted average share
 on early retirement of debt......    (0.17)   (0.02)          --           --
                                   --------  --------    --------    ---------
Basic and diluted net loss per
 weighted average share of common
 stock............................ $  (0.97) $  (0.81)   $  (0.95)   $   (1.05)
                                   ========  ========    ========    =========
Weighted average shares of common
 stock outstanding
 (in thousands)...................   52,019    58,141      60,163      121,769
                                   ========  ========    ========    =========

              ADELPHIA COMMUNICATIONS CORPORATION AND SUBSIDIARIES

                (Dollars in thousands, except per share amounts)

13. Subsequent Events:

   The Company has entered into a definitive agreement under which Prestige Communications of NC, Inc. will sell its cable systems in Virginia, North Carolina and Maryland to Adelphia for approximately $700,000. These systems serve approximately 120,000 basic subscribers. This transaction is subject to customary closing conditions and regulatory approval and is expected to close by mid-2000.

   Subsequent to December 31, 1999, certain subsidiaries and affiliates of Adelphia have received commitments and subscriptions for a new $2,500,000 bank credit facility. This bank credit facility will consist of both a reducing revolving credit portion and a term loan portion and is expected to close in April 2000.

   On January 21, 2000, Adelphia closed the April 9, 1999 direct placement of $375,000 of Adelphia Class B common stock with Highland Holdings, a general partnership controlled by the Rigas family.

                                    PROXY

                      ADELPHIA COMMUNICATIONS CORPORATION

  This Proxy is Solicited On Behalf Of The Board of Directors Of The Company

The undersigned hereby appoints John J. Rigas, Timothy J. Rigas,
Michael J. Rigas and James P. Rigas, or any one or more of them, with power of substitution to each, as proxies to represent and to vote as designated on the reverse all the shares of Class A Common Stock held of record at the close of business on June 20, 2000 by the undersigned at the annual meeting of the stockholders of Adelphia Communications Corporation to be held at the Coudersport Theater, Main Street, Coudersport, Pennsylvania on July 31, 2000 at 10:00 a.m. and at any adjournment thereof.

               (Please sign on reverse side and return promptly)

               Please Detach and Mail in the Envelope Provided

[X] Please mark your votes as
    in this example.

The Board of Directors recommends a vote "FOR" proposals numbered 1, 2 and 3.


                                        WITHHOLD
                                       AUTHORITY
                        FOR           to vote for
                   all nominees      all nominees
                  listed at right   listed at right  Nominees:
                                                     Pete J. Metros as
1. Election of                                       director to be elected
   Director -                                        by the Class A Common
   Class A              [ ]                [ ]       Stockholders

                                                     Class A and B
                                                     Dennis P. Coyle, John J.
                                                     Rigas, James P. Rigas,
                                                     Michael J. Rigas, Timothy
                                                     J. Rigas, Peter L. Venetis,
                                                     Erland E. Kailbourne and
                                                     Leslie J. Gelber


2. Election of Directors - Class A and B

(Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee's name.)

                                                     FOR    AGAINST    ABSTAIN
                                                     [ ]      [ ]        [ ]
3. In their discretion vote upon such other matters as may properly come before the meeting or any adjournment thereof.

   This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. Unless otherwise specified in the squares provided, the proxies shall vote in the election of directors for the nominees listed at left, and shall have discretionary power to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

A majority of such proxies who shall be present and shall act at the meeting (or if only one shall be present and act, then that one) may exercies all powers hereunder.

______________________________________________________________________________
NOTE: Stockholder sign here exactly as name appears hereon.

Dated___________________________________, 2000